                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (Amendment No. __)


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                        Southeast Acquisitions I, L.P.
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
SOUTHEAST ACQUISITIONS I, L.P.
250 KING OF PRUSSIA ROAD
RADNOR, PENNSYLVANIA
19087


September 22, 1997


Dear Limited Partner:

Southeast Acquisitions, Inc., general partner (the "General Partner") of Southeast Acquisitions I, L.P. (the "Partnership") is soliciting your vote on two sets of alternative amendments to the Partnership agreement (the "Alternative Amendments"). The sets of Alternative Amendments would make the following modifications to the Partnership agreement:

      First Alternative Amendments:


      -   Extend the Partnership until December 31, 2000
      -   Substitute a new general partner
      - Authorize new fees, commissions and rights to sell Partnership property for the new general partner
      - Give the new general partner the exclusive right to sell Partnership property
      - Modify the Limited Partners' rights to consent to certain sales of Partnership property


      Second Alternative Amendments:


      -   Extend the Partnership until December 31, 2000
      -   Retain the General Partner
      - Authorize new fees, commissions and rights to sell Partnership property for the General Partner
      - Give the General Partner the exclusive right to sell Partnership property
      - Eliminate the Limited Partners' rights to consent to certain sales of Partnership property


Although only one of the sets of Alternative Amendments can be adopted, if neither is adopted, the General Partner would continue to act as general partner under the current terms of the Partnership agreement.

The General Partner recommends that you vote for either one of the sets of Alternative Amendments.

The enclosed Proxy Statement discusses the two sets of Alternative Amendments in further detail. We encourage you to read the Proxy Statement and then vote your units by filling out the enclosed proxy card and returning it to D.F. King & Co., Inc. in the enclosed, postage paid, business reply envelope. If you have any questions concerning the sets of Alternative Amendments, please call the General Partner at (610) 964-7178.

The enclosed Proxy Statement has been mailed by certified mail to the record holders of Partnership units. Thank you for your consideration of these proposals.

Very truly yours,

SOUTHEAST ACQUISITIONS, INC.
General Partner of Southeast Acquisitions I, L.P.



Arthur W. Mullin
President

SOUTHEAST ACQUISITIONS I, L.P.


NOTICE OF SPECIAL MEETING OF
THE LIMITED PARTNERS ON NOVEMBER 6, 1997



To the Limited Partners of Southeast Acquisitions I, L.P.:


A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions I, L.P. (the "Partnership") will be held at 250 King of Prussia Road, Radnor, PA 19087 on November 6, 1997 at 2 p.m. Eastern Standard Time, or at any adjournment thereof, to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Restated Limited Partnership Agreement of Southeast Acquisitions I, L.P. (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.


The First Alternative Amendments would:

      - Extend the term of the Partnership from its current expiration date of December 31, 1997 to December 31, 2000;


      - Substitute Southern Management Group, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;

      - Authorize new commissions and new management fees for the New General Partner;

      - Give the New General Partner the exclusive right to sell the Property; and


      - Modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.


The Second Alternative Amendments would:

      - Extend the term of the Partnership from its current expiration date of December 31, 1997 to December 31, 2000 with Southeast Acquisitions, Inc. remaining as General Partner;

      - Authorize new commissions, payable to the General Partner on the sale or sales of the Property, effective as of the date the Second Alternative Amendments are adopted, and new management fees for the General Partner, effective following December 31, 1997;


      -       Give the General Partner the exclusive right to sell the Property;
              and

      - Delete from the Partnership Agreement the requirement that, unless in a liquidation or where the net proceeds provide Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership.



You may vote in favor of or against or abstain from voting with respect to each amendment contained in the proposed sets of alternative amendments. However, the adoption of any amendment contained in a set of alternative amendments is conditioned upon the adoption of all of the amendments within that set of alternative amendments.




For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against all of the proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not receive the required vote for passage.


The accompanying proxy statement (the "Proxy Statement") describes each set of Alternative Amendments. The Proxy Statement also contains as exhibits copies of the Partnership Agreement and the proposed sets of Alternative Amendments.

The General Partner recommends that you vote for either one of the sets of Alternative Amendments.


Only Limited Partners of record as of the close of business on September 22, 1997 are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. Even if you plan to attend the Special Meeting, please complete, sign, date, and return the accompanying proxy card in the enclosed stamped and self-addressed envelope so that the proxy holders may vote the Units that you hold as a Limited Partner pursuant to your instructions. If you attend the Special Meeting, you may revoke your proxy and vote such Units in person.


Very truly yours,

SOUTHEAST ACQUISITIONS, INC.,
General Partner


September 22, 1997

SOUTHEAST ACQUISITIONS I, L.P.

PROXY STATEMENT

SPECIAL MEETING OF THE LIMITED PARTNERS
TO BE HELD ON NOVEMBER 6, 1997


Southeast Acquisitions I, L.P. (the "Partnership") will hold a special meeting of its limited partners (the "Limited Partners") at 250 King of Prussia Road, Radnor, PA 19087 on Thursday, November 6, 1997 at 2 pm, Eastern Standard Time, or at any adjournment thereof (the "Special Meeting") to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Restated Limited Partnership Agreement of Southeast Acquisitions I, L.P. (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.



Under either set of Alternative Amendments, the term of the Partnership would be extended to December 31, 2000. In addition, new fees, commissions and rights would be authorized for the general partner, and the Limited Partners' rights to consent to Partnership property sales would be modified or eliminated. Under the first set of Alternative Amendments, a new general partner would be substituted for the existing general partner for the new term, while under the second set of Alternative Amendments the existing general partner would remain in place. For a summary and a more detailed discussion of the Alternative Amendments, See "THE ALTERNATIVE AMENDMENTS" below at p. 10 and p. 47.





RISK FACTORS

Adoption of either set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments involves certain risks including but not limited to:

      First Alternative Amendments:

      - Possible decrease in value of Property if Partnership term extended.

      -       No assurance of improved return with New General Partner.

      - Possible sales of Property at low price without consent of the Limited Partners.

      Second Alternative Amendments:

      - Possible decrease in value of Property if Partnership term extended.

      -       No assurance of improved return continuing with General Partner.

      - Possible sales of Property at low price without consent of the Limited Partners.

      Neither Set of Alternative Amendments Adopted



      - Timing of sale of Property by General Partner to obtain commission



      - Partnership Property may be liquidated following December 31, 1997 at below Property Acquisition Cost.



For a more detailed discussion of these and other risk factors see "RISK FACTORS" below at page 29.



APPRAISAL RIGHTS

The Partnership Agreement does not provide for contractual appraisal rights in connection with the Alternative Amendments. Therefore, in the event one of the sets of Alternative Amendments is adopted, Limited Partners who opposed the adoption of such set of Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.



CONFLICTS OF INTEREST.


Adoption of either set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments presents certain conflicts of interest for the New General Partner and the General Partner, including:


      First Alternative Amendments:


      - Timing of sale of Property by New General Partner to obtain commissions.
      - Timing of sale of Property by New General Partner to obtain distribution.
      -       Willingness of New General Partner to retain brokers.




      Second Alternative Amendments:



      - Timing of sale of Property by General Partner to obtain commissions.
      - Timing of sale of Property by General Partner to obtain distribution.
      -       Willingness of General Partner to obtain brokers.


      Neither Set of Alternative Amendments Adopted:


      - Timing of sale of Property by General Partner to obtain commission.


      - Timing of sale of Property by General Partner to obtain distribution.


      For a more detailed description of these conflicts of interest see "CONFLICTS OF INTEREST" below at p. 32.



THE ALTERNATIVE AMENDMENTS


The first set of Alternative Amendments (the "First Alternative Amendments") would:

      - Extend the term of the Partnership from its current expiration date of December 31, 1997 to December 31, 2000;

      - Substitute Southern Management Group, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;

      - Authorize new commissions, payable to the New General Partner or an Affiliate on the sale or sales of the Property, and new management fees for the New General Partner, both to be effective as of the date the First Alternative Amendments are adopted and the New General Partner signs the Partnership Agreement;

      - Give the New General Partner the exclusive right to sell the Property; and


      - Modify the Partnership Agreement to require that a majority in interest of the Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless in connection with a liquidation of the Partnership pursuant to the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold.

The second set of Alternative Amendments (the "Second Alternative Amendments") would:

      - Extend the term of the Partnership from its current expiration date of December 31, 1997 to December 31, 2000, with Southeast Acquisitions, Inc. remaining as General Partner;

      - Authorize new commissions, payable to the General Partner or an Affiliate on the sale or sales of the Property, effective as of the date the Second Alternative Amendments are adopted and new management fees for the General Partner, effective following December 31, 1997;

      -       Give the General Partner the exclusive right to sell the Property;
              and

      - Delete from the Partnership Agreement the requirement that a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership unless in connection with a liquidation of the Partnership under the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

The Partnership will mail this Proxy Statement (this "Proxy Statement") on or about September 22, 1997.



You may vote in favor of or against or abstain from voting with respect to each amendment contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments.



For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against all of the proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not receive the required vote for passage.



In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive in excess of 50% of the votes of the Units eligible to vote.



In the event both sets of Alternative Amendments receive in excess of 50% of the votes of Units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.



In the event of an equal number of votes being cast which are sufficient for the adoption of both the First Alternative Amendments and the Second Alternative Amendments, the General Partner will by a random drawing select the set of Alternative Amendments to be adopted.



If you return a signed proxy card without indicating how you wish to vote on either the First Alternative Amendments or the Second Alternative Amendments, your vote will be counted as a vote for both sets of Alternative Amendments.



If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as General Partner of the Partnership in accordance with the Partnership Agreement.



The Board of Directors of the General Partner hereby solicits your proxy on behalf of the Partnership for use at the Special Meeting.

The General Partner recommends that you vote for either one of the sets of Alternative Amendments. The General Partner believes that the current value of the Property is below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions. The General Partner further believes that, based on its discussions with real estate professionals in this market, given more time, the Property could appreciate in value and recommends that it is in the best interests of the Partnership to extend the term of the Partnership by three years to provide additional time for this to occur. The General Partner is presenting the Limited Partners with the choice of either selecting a new general partner or continuing with the General Partner for such period.



Only Limited Partners of record as of the close of business on September 22, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. Even if you plan to attend the Special Meeting, which will be held at 250 King of Prussia Road, Radnor, PA 19087, you should use the proxy card (the "Proxy Card") accompanying this proxy statement to instruct the proxy holders concerning how to vote the Units that you hold as a Limited Partner.


The Partnership has engaged D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, Telephone No. (800) 829-6551; Fax No. (212) 809-8839 (the "Information
Agent") to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card to the Limited Partners and other interested persons. To request additional copies of these documents, please contact the Information Agent at the address set forth above. Whether or not you plan to attend the Special Meeting, it is important that you return your completed Proxy Card to the Information Agent at the address set forth above. If you have any questions concerning these proposals, please call the General Partner at (610) 964-7178.

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
SUMMARY................................................................  10
        The Alternative Amendments.....................................  10
        Risk Factors...................................................  11
        Conflicts of Interest..........................................  13
        Reasons for and Benefits of each set of Alternative Amendments.  14
        Differences Between the Alternative Amendments.................  17
        Comparison of Fees and Commissions Under each set of
          Alternative Amendments.......................................  17
        Comparison of Plans of New General Partner and General Partner.  19
        History of the Partnership.....................................  20
        The Property...................................................  20
        Investment Objectives..........................................  21
        The General Partner............................................  21
        The New General Partner........................................  24
        Voting.........................................................  27

RISK FACTORS...........................................................  29

   FIRST ALTERNATIVE AMENDMENTS                                          29

        Risk of Decrease in Property Value if Partnership Term Extended  29
        No Assurance of Improved Return................................  29
        Possible Sales of Property at Low Price Without Consent
          of Limited Partners if Consent Requirements Modified.........  29
        Possible Death or Disability of Principal member of New
          General Partner..............................................  30
        Minimal Capitalization of New General Partner..................  30
        New General Partner's Lack of Experience in Public Real Estate
          Partnerships.................................................  30
        Limited Cash Reserves..........................................  30
        New General Partner Not Required to Devote Full Time
          to Partnership...............................................  30
        Risk in Plans of New General Partner...........................  30

   SECOND ALTERNATIVE AMENDMENTS.......................................  31

        Risk of Decrease in Property Value if Partnership Term
          Extended.....................................................  31
        No Assurance of Improved Return................................  31
        Limited Capitalization of General Partner......................  31
        Possible Sales of Property at Low Price Without Consent of
          Limited Partners if Consent Requirements Eliminated..........  32
        Risk in Rehabilitation of Ultimate Parent of General Partner...  32
        Limited Cash Reserves..........................................  32
        Risk in Ms. Deborah Dillon Not Acting as Consultant............  32
        General Partner Not Required to Devote Full Time to
          Partnership..................................................  32
        Risk in Plans of General Partner...............................  32

   NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED.......................  32

        Possible Liquidation of Property at Below Acquisition Cost.....  32


CONFLICTS OF INTEREST..................................................  32

   FIRST ALTERNATIVE AMENDMENTS........................................  32

        Timing of Sale to Obtain Commission............................  32
        Timing of Sale to Obtain Distribution..........................  32
        Broker Participation...........................................  33

   SECOND ALTERNATIVE AMENDMENTS.......................................  33

        Timing of Sale to Obtain Commission............................  33
        Timing of Sale to Obtain Distribution..........................  33
        Broker Participation...........................................  33

   NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED.......................  33

        Timing of Sale to Obtain Commissions...........................  33
        Timing of Sale to Obtain Distribution..........................  33

HISTORY OF THE PARTNERSHIP.............................................  34

        Public Offering................................................  34
        Purchase of Property...........................................  34
        Distributions/Annual Preferred Return..........................  34
        Investment Objectives..........................................  36
        General Partner's Right to Sell Property; Reserves.............  36
        Rights of the Limited Partners on Dissolution..................  37

THE GENERAL PARTNER....................................................  37

        Background.....................................................  37
        Directors and Officers.........................................  39
        Former Management/Consulting Relationship......................  40
        Current Management.............................................  41
        Plans of Current Management if Second Alternative Amendments
          are Adopted..................................................  43
        Plans of Current Management if Neither Set of Alternative
          Amendments is Adopted........................................  43

THE PROPERTY...........................................................  44

        Background.....................................................  44
        Recent Developments............................................  44
        Real Estate Market Conditions..................................  44
        Marketing of Property..........................................  45
        Appraisal......................................................  46

THE ALTERNATIVE AMENDMENTS.............................................  47

        Reasons For and Benefits of each set of Alternative Amendments.  47
        Benefits of Adopting First Alternative Amendments..............  48
        Benefits of Adopting Second Alternative Amendments.............  49
        Differences Between the Alternative Amendments.................  50

   FIRST ALTERNATIVE AMENDMENTS........................................  51

        Substitution of New General Partner............................  51
        Independent Auditor's Report...................................  51
        Extension of Partnership Term..................................  55
        Authorization of Fees and Commissions for New General Partner..  55
        Exclusive Right to Sell the Property...........................  57
        Modification of Requirement That Limited Partners Consent to
          Sale of All or Substantially All the Assets of the Partnership 57

   SECOND ALTERNATIVE AMENDMENTS.......................................  59

        Extension of Partnership Term..................................  59
        Authorization of Fees and Commissions for General Partner......  59
        Exclusive Right to Sell the Property...........................  61
        Elimination of Requirement That Limited Partners Consent to
          Sale of All or Substantially All the Assets of the Partnership 62

FEDERAL TAX CONSEQUENCES; LEGAL OPINION................................  62

ELIGIBLE UNITS.........................................................  63

VOTING.................................................................  63

        Record Date....................................................  63
        Vote Conditioned on Adoption of All of Amendments in Either
          the First or Second Alternative Amendments...................  63
        Required Vote..................................................  64
        Equal Number of Votes Cast.....................................  64
        No Indication of Vote..........................................  64
        Neither Alternative Amendments Adopted.........................  64
        Abstentions/Broker Non-Votes...................................  64
        Appraisal Rights...............................................  64
        Proxies........................................................  65
        Revocation of Proxies..........................................  65
        List of Limited Partners.......................................  65

INFORMATION AGENT......................................................  65

SOLICITATIONS BY THE GENERAL PARTNER...................................  66

OWNERSHIP OF UNITS.....................................................  66

EXPERTS................................................................  66

AVAILABLE INFORMATION..................................................  67

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE........................  67

APPENDIX I: GLOSSARY OF DEFINED TERMS..................................  69

EXHIBIT A: PARTNERSHIP AGREEMENT....................................... A-1

EXHIBIT B: ALTERNATIVE AMENDMENTS...................................... B-1

EXHIBIT C: AGREEMENT BETWEEN SOUTHERN MANAGEMENT GROUP, R.W. SORENSON
  AND THE PARTNERSHIP.................................................. C-1

EXHIBIT D: LEGAL OPINION............................................... D-1

                                    SUMMARY

THE FOLLOWING SUMMARY OF MATERIAL TERMS OF THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT.

                           THE ALTERNATIVE AMENDMENTS


A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions I, L.P. (the "Partnership") will be held at 250 King of Prussia Road, Radnor, PA 19087 on November 6, 1997 at 2:00 p.m., Eastern Standard Time, or at any adjournment thereof, to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Restated Limited Partnership Agreement of Southeast Acquisitions I, L.P. (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.


FIRST ALTERNATIVE AMENDMENTS

The first set of Alternative Amendments (the "First Alternative Amendments") would:
      - Extend the term of the Partnership from its current expiration date of December 31, 1997 to December 31, 2000;

      - Substitute Southern Management Group, LLC, a Tennessee Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;

      - Authorize new commissions and new management fees for the New General Partner;

      - Give the New General Partner the exclusive right to sell the Property; and


      - Modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.

SECOND ALTERNATIVE AMENDMENTS

The second set of Alternative Amendments (the "Second Alternative Amendments") would:

      - Extend the term of the Partnership from its current expiration date of December 31, 1997 to December 31, 2000 with Southeast Acquisitions, Inc. remaining as General Partner;

      - Authorize new commissions, payable to the General Partner on the sale or sales of the Property, effective as of the date the Second Alternative Amendments are adopted, and new management fees for the General Partner, effective following December 31, 1997;

      -       Give the General Partner the exclusive right to sell the Property;
              and

      - Delete from the Partnership Agreement the requirement that, under certain circumstances, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership.



                                  RISK FACTORS

Adoption of either set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments involves certain risks including the following:


FIRST ALTERNATIVE AMENDMENTS

      - POSSIBLE DECREASE IN VALUE OF THE PROPERTY IF THE PARTNERSHIP TERM IS EXTENDED.
                 Based on a 1996 appraisal (See "THE PROPERTY - Appraisal"
              below), the estimated value of the Property has decreased to below its Acquisition Cost. It is possible that the value of the Property may decline further over the proposed extended Partnership term.

      -       NO ASSURANCE OF IMPROVED RETURN.
                 There is no assurance that the New General Partner will be able to achieve a better return during the proposed new term. Any return may be negatively impacted by the cost of any improvements to the Property, new fees and any possible continued decline of the Property's value during the proposed extended Partnership term.

      - POSSIBLE SALES OF PROPERTY AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS.

                 Under the proposed modification of the Limited Partners' rights to consent to sales of all or substantially all of the assets of the Partnership in a single sale, the New General Partner will have no restrictions on the sale price that it may obtain for parcels of the Property amounting to less than 60% of the acreage held by the Partnership as of September 22, 1997 other than pursuant to its general fiduciary duties. This could result in sales, without Limited Partners' consent, at below the most recent appraised value of the Property.


      -       POSSIBLE DEATH OR DISABILITY OF PRINCIPAL MEMBER OF NEW GENERAL
              PARTNER.
                 Mr. Sorenson, the individual member of the New General Partner, is 71 years old. He is expected to play a key role in the marketing and sale of the Property. In the event of his death or disability, the Partnership would have to rely on employees and other members of the New General Partner who individually are not as experienced as Mr. Sorenson.

      -       MINIMAL CAPITALIZATION OF THE NEW GENERAL PARTNER.
                 The New General Partner will have minimal capitalization and may not have sufficient assets to satisfy any future claims brought against it.

      - NEW GENERAL PARTNER'S LACK OF EXPERIENCE IN PUBLIC REAL ESTATE PARTNERSHIPS.
                 Although management of the New General Partner has considerable experience in real estate matters, including private partnerships, none has any experience in managing public real estate limited partnerships.

      -       LIMITED CASH RESERVES
                 The Partnership's cash reserves are projected to be sufficient only through December 31, 2000, the expiration date of the new Partnership term. However, it is possible that the reserves may be exhausted at an earlier date. If the reserves are exhausted, the Partnership may have to dispose of portions of the Property or incur indebtedness on unfavorable terms.


      -       NEW GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO
              PARTNERSHIP
                 The officers and employees of SMG are active in various
              business activities other than SMG, and if SMG becomes the New General Partner these outside activities would continue.
              Although the Partnership Agreement allows the general partner and its officers, directors and employees to have outside business activities, these other activities will require the officers, directors and employees of SMG to spend time on those projects which might otherwise be spent on management of the Partnership which could result in lost opportunities for the Partnership.


              RISK IN PLANS OF NEW GENERAL PARTNER

      - Although the New General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Property, it is possible that a contract for sale of a portion of the Property could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.


              See "RISK FACTORS - First Alternative Amendments" below at
p. 29.



SECOND ALTERNATIVE AMENDMENTS

      - POSSIBLE DECREASE IN VALUE OF THE PROPERTY IF THE PARTNERSHIP TERM IS EXTENDED.
                 Based on a 1996 appraisal (See "THE PROPERTY - Appraisal"
              below), the estimated value of the Property has decreased to below its Acquisition Cost. It is possible that the value of the Property may decline further over the proposed extended Partnership term.

      -       NO ASSURANCE OF IMPROVED RETURN.
                 There is no assurance that the General Partner will be able to achieve a better return over the proposed new term. Any return may be negatively impacted by the cost of any improvements to the Property, new fees and any possible continued decline of the Property's value over the proposed extended Partnership term.

      - POSSIBLE SALES OF PROPERTY AT A LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS.
                  Eliminating any rights the Limited Partners have to consent to sales of all or substantially all of the assets of the Partnership could result in sales of the Property at below its most recent appraised value.


      -       LIMITED CAPITALIZATION OF GENERAL PARTNER
                  The General Partner has limited capitalization and may not have sufficient assets to satisfy any future claims brought against it.


      -       RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER
                  The ultimate parent company of the General Partner is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non affiliated investor would reduce or reorganize management of the General Partner.


      -       LIMITED CASH RESERVES
                  The Partnership's cash reserves are projected to be sufficient only through December 31, 2000, the expiration date of the new Partnership term. However it is possible that the reserves may be exhausted at an earlier date. If the reserves are exhausted, the Partnership may have to dispose of portions of the Property or incur indebtedness on unfavorable terms.




      -       RISK IN MS. DEBORAH DILLON NOT ACTING AS CONSULTANT.

                  Ms. Deborah Dillon, who has been involved with the acquisition and marketing of the Property from the inception of the Partnership through 1996 is no longer providing consulting services for the General Partner but has agreed to act as a consultant to the New General Partner.



      -       GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP

              Under the Partnership Agreement, the General Partner is required to devote to the Partnership such time as may be necessary for the proper performance of its duties, but the officers, directors and employees of the general partner are not required to devote their full time to the management of the Partnership. The officers of the General Partner manage properties owned by other partnerships in which Southeast Acquisitions, Inc. also acts as general partner, perform duties for the General Partner's ultimate parent, Fidelity Mutual, and engage in other business activities. Time spent by officers of the General Partner managing other partnerships or working for Fidelity Mutual and engaging in other business activities will not be available for the management of the Partnership which could result in lost opportunities for the Partnership.



              RISK IN PLANS OF GENERAL PARTNER

                  Although the General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Property, it is possible that a contract for sale of a portion of the Property could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.



             See "RISK FACTORS - Second Alternative Amendments" below at p. 31


NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED

             RISK OF LIQUIDATION OF PARTNERSHIP PROPERTY AT BELOW
             ACQUISITION COST
                Partnership Property may be liquidated following December 31,
             1997 at below the Property's Acquisition Cost.


            See "RISK FACTORS - Neither Set of Alternative Amendments Adopted"
                                below at p. 32.





                              CONFLICTS OF INTEREST

Each set of Alternative Amendments presents certain conflicts of interest for the New General Partner and General Partner. The following summarizes the conflicts of interest inherent in each set of Alternative Amendments.




FIRST ALTERNATIVE AMENDMENTS



     -        TIMING OF SALE TO OBTAIN COMMISSION
                  It is possible that the New General Partner would be
              confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Property rather than holding it for a more extended period if it were in the best interests of the Partnership.



     -        TIMING OF SALE TO OBTAIN DISTRIBUTION
                  The New General Partner might wish to delay an immediate sale of the Property which might be in the Partnership's best interests if the sales proceeds at the time would not be sufficient to result in any distribution to the New General Partner under the Partnership Agreement.

      -       BROKER PARTICIPATION
                  The New General Partner's exclusive agency and participation in future commissions upon sale of the Property could have an adverse effect on the New General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Property.

         See "CONFLICTS OF INTEREST - First Alternative Amendments" below at p.32.


SECOND ALTERNATIVE AMENDMENTS

      -       TIMING OF SALE TO OBTAIN COMMISSION
                  It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Property rather than holding it for a more extended period if it were in the best interests of the Partnership.


      -       TIMING OF SALE TO OBTAIN DISTRIBUTION
                  The General Partner might wish to delay an immediate sale of the Property if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.


      -       BROKER PARTICIPATION
                  The General Partner's exclusive agency and participation in future commissions upon sale of the Property could also have an adverse effect on the General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Property.


         See "CONFLICTS OF INTEREST - Second Alternative Amendments" below at
p. 33.



NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED






              TIMING OF SALE TO OBTAIN COMMISSION
                  It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Property rather than holding it for a more extended period if it were in the best interests of the Partnership.



      -       TIMING OF SALE TO OBTAIN DISTRIBUTION
                  The General Partner might wish to delay an immediate sale of the Property if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.



         See "CONFLICTS OF INTEREST - Neither set of Alternative Amendments Adopted" below at p. 33.


         REASONS FOR AND BENEFITS OF EACH SET OF ALTERNATIVE AMENDMENTS

As part of its fiduciary responsibility to protect the assets of the Partnership and further the business objectives of the Partnership, the General Partner is offering the Limited Partners the opportunity to vote to extend the term of the Partnership pursuant to either of the two sets of Alternative Amendments.

The General Partner believes that the current market value of the Property is below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions. This assessment is based upon an appraisal performed in 1996 (See "THE PROPERTY - Appraisal" below) and the General Partner's inspection of the Property and review of the assumptions and conclusions of the appraisal with local real estate professionals.



The General Partner further believes that, based on its discussions with real estate professionals in this market, given more time, the Property could appreciate in value and recommends that it is in the best interests of the Partnership to extend the term of the Partnership by three years to provide additional time for this to occur. The General Partner is presenting the Limited Partners with the choice of either selecting a new general partner or continuing with the General Partner for such period.



The main purpose for and benefit of either set of the Alternative Amendments is to provide the Partnership with such extended opportunity to improve the price the Partnership could obtain on the sale of its assets. This could improve the return on the Limited Partners' investment, as the Partnership's original business objectives will, in all likelihood, not be met within the existing term or in a liquidation of the Partnership assets thereafter. There is no assurance that the return to the Limited Partners will be improved by extending the term.



The General Partner decided to offer the Limited Partners an alternative to the General Partner continuing for the extended term in the event some Limited Partners would be concerned about either the conclusion of Ms. Deborah Dillon's consulting relationship with the Partnership (See "THE GENERAL PARTNER - Former Management, Consulting Relationship" below at p. 40) or the impact of Fidelity Mutual's ownership interest in the General Partner (See "THE GENERAL PARTNER - Background" below at p. 37) (See also "RISK FACTORS -- SECOND ALTERNATIVE AMENDMENTS -- Risk in Rehabilitation of Ultimate Parent of General Partner" below at p. 32).


BENEFITS OF ADOPTING FIRST ALTERNATIVE AMENDMENTS


                  - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS OBJECTIVES.

                   Under the First Alternative Amendments, the Partnership term would be extended by 3 years, which would provide the New General Partner additional time to improve the price the Partnership could obtain on the sale of its assets so as to improve the return on the Limited Partners' investment, as the Property is currently valued at below its Acquisition Cost. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - First Alternative Amendments" below).


      -       NEW MANAGEMENT.
                  The New General Partner presents an opportunity to elect new management with considerable experience in the Southeastern United States real estate market for those Limited Partners who wish to extend the term of the Partnership with a general partner unaffiliated with Fidelity Mutual. For the relationship between Fidelity Mutual and the General Partner (See "THE GENERAL PARTNER
              - Background" below).

      -       ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.
                  In the case of the First Alternative Amendments, modifying the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Property which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.



      See "THE ALTERNATIVE AMENDMENTS - Benefits of Adopting the First Alternative Amendments" below at p. 48.


BENEFITS OF ADOPTING SECOND ALTERNATIVE AMENDMENTS

      - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS INVESTMENT OBJECTIVES.
                  Under the Second Alternative Amendments, the Partnership term would be extended by 3 years, which would provide the General Partner additional time to improve the price the Partnership could obtain on the sale of its assets so as to improve the return on the Limited Partners' investment, as the Property is currently valued at below its Acquisition Cost. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - Second Alternative Amendments" below at p. 31).

      -       CONTINUITY OF MANAGEMENT
                  Under the Second Alternative Amendments, the General Partner
              is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on similar terms and conditions if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. In addition, new fees authorized by the Second Alternative Amendments would not be payable to the General Partner until after the expiration of the original Partnership term on December 31, 1997.

      -       ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.
                  In the case of the Second Alternative Amendments, eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Property which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

        See "THE ALTERNATIVE AMENDMENTS - Benefits of Adopting the Second Alternative Amendments" below at p. 49.

                 DIFFERENCES BETWEEN THE ALTERNATIVE AMENDMENTS

        The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions:

DIFFERENT GENERAL PARTNERS
        Under the First Alternative Amendments, the New General Partner would be substituted for the General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the General Partner would continue in that capacity for the new term.

TIMING OF FEES
        Under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement on December 31, 1997.

MODIFICATION VERSUS ELIMINATION OF LIMITED PARTNERS' CONSENT


        Under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60% or more of the real estate acreage of the Partnership as of September 22, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.




  COMPARISON OF FEES AND COMMISSIONS UNDER EACH SET OF ALTERNATIVE AMENDMENTS.

The following tables set forth a comparison of the commissions and management fees to which the General Partner is entitled under the current Partnership Agreement, the commissions and management fees to which the New General Partner would be entitled under the First Alternative Amendments and the commissions and management fees to which the General Partner would be entitled under the Second Alternative Amendments.

             COMMISSIONS AND MANAGEMENT FEES PAID TO GENERAL PARTNER
            UNDER PARTNERSHIP AGREEMENT TERMINATING DECEMBER 31, 1997


----------------------------------------------------------------------------------------------------------------------------
YEAR              AMOUNT OF COMMISSION                    TOTAL                   MANAGEMENT              TOTAL
                                                          COMMISSION              FEE                     MANAGEMENT
                                                                                                          FEE PAID
----------------------------------------------------------------------------------------------------------------------------
1986-             No limitation on amount                 None paid               $8,100.00/annum         $64,800.00
1997              of commission                                                   not to exceed
                                                                                  $64,800.00
----------------------------------------------------------------------------------------------------------------------------


 PROPOSED COMMISSIONS AND MANAGEMENT FEES TO BE PAID TO THE NEW GENERAL PARTNER
                       UNDER FIRST ALTERNATIVE AMENDMENTS

----------------------------------------------------------------------------------------------------------------------------
YEAR              AMOUNT OF COMMISSION                    TOTAL                   MANAGEMENT              TOTAL POSSIBLE
                                                          COMMISSION              FEE                     MANAGEMENT
                                                                                                          FEE
----------------------------------------------------------------------------------------------------------------------------
1997              Up to 50% of competitive                Depends on sale         $1,221 *
                  real estate commission or               price of
                  disposition fee not to exceed           Property
                  10% of contract price for
                  Property
---------------------------------------------------------------------------------------------
1998                          Same as 1997                        Same            $8,100.00/
                                                                                  annum *
---------------------------------------------------------------------------------------------
1999                          Same as 1997                        Same            $8,100.00/
                                                                                  annum *
---------------------------------------------------------------------------------------------
2000                          Same as 1997                        Same            $8,100.00/
                                                                                  annum *
--------------------------------------------------------------------------------------------------------------------------
                                                                                                          $25,521 **



- * or pro rata portion of fee if the Property is sold before the end of the year.

- ** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00

     PROPOSED COMMISSIONS AND MANAGEMENT FEES TO BE PAID TO GENERAL PARTNER
                       UNDER SECOND ALTERNATIVE AMENDMENTS

----------------------------------------------------------------------------------------------------------------------------
Year              Amount of Commission                    Total                   Management              Total Possible
                                                          Commission              Fee                     Management
                                                                                                          Fee
----------------------------------------------------------------------------------------------------------------------------
1997              Up to 50% of competitive                Depends on sale         None
                  real estate commission or               price of
                  disposition fee not to exceed           Property
                  10% of contract price for
                  Property
-----------------------------------------------------------------------------------------------
1998              Same as 1997                                    Same            $8,100.00/
                                                                                  annum *
-----------------------------------------------------------------------------------------------
1999              Same as 1997                                    Same            $8,100.00/
                                                                                  annum *
-----------------------------------------------------------------------------------------------
2000              Same as 1997                                    Same            $8,100.00/
                                                                                  annum *
----------------------------------------------------------------------------------------------------------------------------
                                                                                                          $24,300**

- * or pro rata portion of fee if the Property is sold before the end of the year.

- ** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00


         COMPARISON OF PLANS OF NEW GENERAL PARTNER AND GENERAL PARTNER

The New General Partner and the General Partner have different plans with respect to the marketing and sale of the Property.

THE FOLLOWING DESCRIPTION OF THE NEW GENERAL PARTNER'S AND THE GENERAL PARTNER'S INTENTIONS WITH RESPECT TO MANAGEMENT AND MARKETING THE PROPERTY REPRESENTS THEIR CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT THESE PLANS WILL BE IMPLEMENTED OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTY.

NEW GENERAL PARTNER PLANS IF FIRST ALTERNATIVE AMENDMENTS ARE ADOPTED

If the First Alternative Amendments are adopted, the New General Partner intends first to conduct an extensive site analysis using the services of one of its member's professionals. This analysis will include site specific evaluation of topography, floodplain, soils, and drainage to be utilized to develop a comprehensive plan for development as an industrial park. This plan will include viable options for road, utility, and sewer placement, along with other factors relevant to an industrial park. In addition, an audit of competing parks will be undertaken to assist in drafting comprehensive park covenants.


After this work has been completed but prior to formulating a marketing plan, the New General Partner would spend time with State Department of Commerce officials as well as non-competing local brokers to clarify current marketing opportunities. Once this data has been collected, all information will be compiled to develop a detailed marketing strategy which will include possible parcel size, locations and pricing. Brokers will then be interviewed to assist with marketing efforts.


Architects and engineers employed by SVC, one of the members of the New General Partner, will perform the preliminary planning and estimating for site improvements at no cost to the Partnership. No additional costs for infrastructure or other improvements to the Property are currently planned by the New General Partner.



It is possible that the New General Partner might enter into a contract for sale of a portion of the Property which could require construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.





GENERAL PARTNER'S PLANS IF SECOND ALTERNATIVE AMENDMENTS ARE ADOPTED


The General Partner has the objective either to sell the Property in a single sale or divide it into parcels to be sold separately. If the Second Alternative Amendments are adopted, current management will pursue a joint strategy of marketing both smaller parcels of the Property as well as the Property in its entirety to determine the optimal near term realizable value which can be achieved. Local brokerage representation will also be selected. Although it is possible that construction of a stub road into the Property may be desirable at a later date, no costs relating to infrastructure improvements or studies relating to the Property are presently contemplated by the General Partner.



The General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Property. However, it is possible that minor costs may be incurred to secure the services of land professionals in the Columbia, South Carolina marketplace to advise on marketing and sales efforts. In addition, a contract for sale of a portion of the Property could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.





GENERAL PARTNER'S PLANS IF NEITHER SET OF ALTERNATIVE AMENDMENTS IS ADOPTED

If neither set of Alternative Amendments is adopted, the General Partner will implement its plans set forth above as if the Second Alternative Amendments were adopted until the expiration of the current Partnership term on December 31, 1997 and then proceed to liquidate the assets of the Partnership in accordance with the Partnership Agreement.




                           HISTORY OF THE PARTNERSHIP

The Partnership was formed on December 5, 1986, as a Delaware limited partnership. It terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1997, at which time, if the Partnership is still in existence, it will be dissolved and its assets liquidated unless the term is extended. (See "HISTORY OF THE PARTNERSHIP" below.)


                                  THE PROPERTY

On January 2, 1987, the Partnership acquired 202.72 acres of unimproved land (the "Property") near Columbia, South Carolina for a purchase price of $3,275,046. This was the only property acquired by the Partnership. Since that time the Property has been held for sale by the Partnership. Despite various expressions of interest in acquiring all or a portion of the Property since its acquisition, no portion of the Property has yet been sold. (See "THE PROPERTY" below.)

                             INVESTMENT OBJECTIVES

The Partnership's primary business objective has been and continues to be to realize appreciation in the value of the Property by holding the Property for investment and eventual sale to return to the Limited Partners their capital contributions and a 10% cumulative annual return, although there has never been any assurance that this will be attained within the term of the Partnership.


                              THE GENERAL PARTNER

The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

The following organizational chart shows the relationship between Fidelity Mutual and the General Partner.

        ----------------------------------------------------------------
                   The Fidelity Mutual Life Insurance Company
                               (In Rehabilitation)
        ----------------------------------------------------------------

                                   owns 100%

                  --------------------------------------------

                            FML Holding Company, Inc.

                  --------------------------------------------

                                   owns 100%

                     --------------------------------------

                           Fidelity Enterprises, Inc.

                     --------------------------------------

                                   owns 100%

       -----------------------------------------------------------------
                          Southeast Acquisitions, Inc.
               (General Partner of Southeast Acquisitions I, L.P.)
       -----------------------------------------------------------------

On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a state directed Rehabilitation (the "Rehabilitation"). The General Partner was immediately advised of the Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts. Management of the General Partner has been kept advised of the status of the Rehabilitation and the potential consequences that might result from the approval of rehabilitation plans submitted to the court with jurisdiction over the Rehabilitation.


Fidelity Mutual anticipates that it will file a revised plan of Rehabilitation (the "Plan") within the next few months under which an outside investor may acquire a controlling interest in a company which would acquire the assets of Fidelity Mutual, including the General Partner. (See "THE GENERAL PARTNER - Background" below at p. 37).

Although it is the present intention of Fidelity Mutual to maintain the current staffing levels of the General Partner, it is possible that if the Plan is approved and the sale to a new investor described above is consummated, such new investor, who would indirectly control the General Partner, would reduce or reorganize the management of the General Partner during the new Partnership term proposed under the Second Alternative Amendments.

The following is an unaudited balance sheet of the General Partner.


                          SOUTHEAST ACQUISITIONS, INC.
                                    UNAUDITED
                                  BALANCE SHEET
                                  JUNE 30, 1997




ASSETS
         Cash                                     $      791
         Mortgage Receivable                      $  560,873
         Investment in Southeast
           Acquisitions I, II and III             $        0
                                                  ----------
                                                  $  561,664
                                                  ==========

SHAREHOLDER'S INVESTMENT

         Common Stock (Par value $1
           authorized 1,000 shares, issued
           and outstanding 100 shares)            $      100
         Paid-In Capital                          $1,556,955
         Accumulated Deficit                      $ (995,391)
                                                  ----------
                                                  $  561,664
                                                  ==========

OFFICERS

The officers of the General Partner most directly involved in the management of the General Partner are:

Arthur W. Mullin. Age 51. Mr. Mullin was elected a Director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in 1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University.

James W. Kelican, Jr., Age 49. Mr. Kelican was elected a Director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors.


Mr. Mullin and Mr. Kelican devote sufficient time to the affairs of the Partnership as is required to manage the Partnership's business. The amount of time each spends on Partnership matters varies depending on the needs of the Partnership. Additional information concerning all the officers of the General Partner is provided under the heading "THE GENERAL PARTNER - Current Management" below.



FORMER MANAGEMENT/CONSULTING RELATIONSHIP

Ms. Deborah J. Dillon had been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Property by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Property.


Following her resignation as President in 1993, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner until the end of 1996. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" below). Ms. Dillon will not resume her role as consultant to the Partnership if the Second Alternative Amendments are adopted or if neither set of Alternative Amendments is adopted. See Also "RISK FACTORS - Second Alternative Amendments" at page 32 below and "THE GENERAL PARTNER - Former Management Consulting Relationship" at page 37 below.

                             NEW GENERAL PARTNER


Under the First Alternative Amendments, Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and Southern Management Group, LLC. ("SMG") would be substituted as the New General Partner, effective as of the date a majority in interest of the Units votes to approve the First Alternative Amendments and the New General Partner signs the Partnership Agreement.


SMG was identified as the proposed New General Partner based on, among other factors, the experience of its members in real estate transactions and markets in the Southeastern United States and prior dealings between its members and the General Partner and its Affiliates. See "THE ALTERNATIVE AMENDMENTS - FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below at p. 51 for more information on SMG and its management.


SMG is a Tennessee Limited Liability Company whose members are Richard W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, Inc., a Tennessee corporation ("SVC") which owns 49% of SMG.

Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States.

Mr. Sorenson graduated from the Northwestern University Business School with a major in real estate.

The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee-based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. SVC personnel include civil engineers, architects and other real estate professionals whose services will be utilized by SMG in the management and marketing of the Property if SMG is appointed the New General Partner. A more detailed description of these professionals' qualifications is provided below. (See "THE ALTERNATIVE AMENDMENTS-FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below at p. 51).

For eleven years, Mr. Sorenson has worked with Deborah Dillon, the former President of and consultant to the General Partner.


SMG will devote such time to the affairs of the Partnership as may be required to manage the Partnership's business although the amount of time may vary, depending on the needs of the Partnership.


Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Property on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General Partner in connection with sales of Partnership property (See" THE ALTERNATIVE AMENDMENTS-FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below at p. 51).

The following is a balance sheet of the New General Partner audited by Williams, Benator & Libby, LLP.


                            INDEPENDENT AUDITOR'S REPORT



Members
Southern Management Group, LLC
Nashville, Tennessee



We have audited the accompanying balance sheet of Southern Management Group, LLC (a development stage enterprise) as of June 12, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.



In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Southern Management Group, LLC as of June 12, 1997 in conformity with generally accepted accounting principles.



/s/Williams, Benator & Libby, LLP



Atlanta, Georgia
June 13, 1997




                                 BALANCE SHEET

                         SOUTHERN MANAGEMENT GROUP, LLC


                        (A Development Stage Enterprise)

                                 June 12, 1997


ASSETS
Organization costs              $ 1,500
Capitalized legal fees           14,054
                                -------
                                $15,554
                                =======

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Accounts payable              $ 7,432
  Due to members                  8,022
                                -------
    TOTAL CURRENT LIABILITIES    15,454

MEMBERS' EQUITY--Note B             100
                                -------
                                $15,554
                                =======

See notes to balance sheet.

                             NOTES TO BALANCE SHEET

                         SOUTHERN MANAGEMENT GROUP, LLC



                        (A Development Stage Enterprise)

                                 June 12, 1997

NOTE A--DESCRIPTION OF COMPANY AND SIGNIFICANT ACCOUNTING POLICIES


Southern Management Group, LLC ("SMG") is a limited liability company formed under the laws of the state of Tennessee. SMG plans to become the successor general partner in certain publicly traded real estate limited partnerships and manage the operations of those partnerships. At June 12, 1997, SMG was in the development stage and was in the process of submitting required documentation in connection with becoming the successor general partner in such partnerships.


The following accounting policies are presented to assist the reader in understanding SMG's financial statements:

Income Taxes: As a limited liability company, all items of income, loss, deduction, and credit are passed through to, and taken into account by, SMG's members in computing their own taxable income.


Capitalized Legal Fees: Capitalized legal fees include organization costs, which will be amortized on a straight-line basis over sixty months, and legal fees incurred related to SMG's planned acquisition of successor general partner interests in the above discussed limited partnerships, which will be included in SMG's cost of its investment in these limited partnerships.


Estimates: The preparation of a balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

NOTE B--MEMBERS' EQUITY

SMG was formed in April 1997. Each member is entitled to a number of votes equal to his percentage interest in SMG. Each member has identical powers, preferences and rights. The Company provides limited liability to its members. SMG has no stated termination date. However, upon the termination of a member's interest, SMG's continued existence is dependent upon the consent of a majority in interest of the remaining members.

VOTING


RECORD DATE. The General Partner has established the close of business on September 22, 1997, as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued an outstanding 4,225 Units. No matters other than the Alternative Amendments and certain procedural matters may be discussed or voted upon at the Special Meeting.



VOTE CONDITIONED ON ADOPTION OF ALL OF AMENDMENTS IN EITHER THE FIRST OR SECOND ALTERNATIVE AMENDMENTS. Limited Partners may vote in favor of or against or abstain from voting with respect to each amendment contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments. In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive in excess of 50% of the votes of Units eligible to vote.






For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against all of the proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not receive the required vote for passage.



REQUIRED VOTE. In the event both sets of Alternative Amendments received in excess of 50% of the votes of Units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.



EQUAL NUMBER OF VOTES CAST. In the event of an equal number of votes being cast sufficient for the adoption of both sets of Alternative Amendments, the General Partner will by a random drawing select the set of Alternative Amendments to be adopted pursuant thereto.


NO INDICATION OF VOTE. If a Limited Partner returns a signed proxy card without indicating how such Limited Partner wishes to vote on either the First Alternative Amendments or the Second Alternative Amendments, the vote will be counted as a vote for both sets of Alternative Amendments.


NEITHER ALTERNATIVE AMENDMENTS ADOPTED. If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as general partner of the Partnership in accordance with the Partnership Agreement.

VOTING BY PROXY. To vote by proxy, a Limited Partner must complete, sign, date, and deliver the Proxy Card to the Information Agent before the Special Meeting. Unless indicated to the contrary on the Proxy Card, the directions given on the Proxy Card will be for all of the Units that such Limited Partner may vote.


REVOCATION OF A PROXY. A Limited Partner may revoke its proxy at any time prior to the proxy holder's voting of the Units to which such proxy applies by: (i) submitting a later dated proxy card to the Information Agent, (ii)
attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting or (iii) delivering a written notice of revocation of the proxy to the Information Agent at its address set forth herein, to be received by the Information Agent on or before November 5, 1997.


APPRAISAL RIGHTS. The Partnership Agreement does not provide for contractual appraisal rights in connection with either set of Alternative Amendments. Therefore, in the event one of the sets of Alternative Amendments is adopted, Limited Partners who oppose such set of Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.

QUESTIONS. If you have any questions concerning either set of Alternative Amendments please call the General Partner at (610) 964-7178.

DELIVERY OF PROXY CARDS. Limited Partners should deliver their Proxy Cards to the Information Agent at the address set forth below:

D.F. KING & CO., INC.
77 WATER STREET
NEW YORK, NEW YORK 10005
TELEPHONE NO. (800) 829-6551
FACSIMILE NO. (212) 809-8839

                                  RISK FACTORS

Each set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments presents risks for the Partnership. The following outlines the principal risks inherent in the adoption of either set of Alternative Amendments and the risks remaining if neither set of Alternative Amendments is adopted.


FIRST ALTERNATIVE AMENDMENTS

The following risk factors should be considered in connection with the First Alternative Amendments:

-        RISK OF DECREASE IN PROPERTY VALUE IF PARTNERSHIP TERM EXTENDED


                  If the expiration date of the Partnership Agreement is extended to December 31, 2000, there can be no assurance that the eventual sale or sales of the Property will be for a higher sales price than could be achieved by the General Partner prior to the expiration of the current term on December 31, 1997 or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. The value of the Property has fluctuated over the term of the Partnership and may continue to do so (See "THE PROPERTY - Appraisal" below). Based on a 1996 appraisal, the estimated value of the Property has declined to below the Acquisition Cost, and it is possible that the value of the Property may decline further over the additional three years proposed for the new Partnership term resulting in a lower return to the Limited
         Partners.


-        NO ASSURANCE OF IMPROVED RETURN

                  There is no assurance that the New General Partner, or any alternative general partner, will be able to realize a better return on the Property than the General Partner could achieve within the current term of the Partnership Agreement or in a liquidation of the Partnership assets thereafter. Return on the Property may be negatively influenced by additional costs and expenses which may be incurred in improving the Property for marketing purposes (See "FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below), the approval of additional fees provided for in the First Alternative Amendments and the possibility that the value of the Property may decline further over the new Partnership term (See "RISK FACTORS - Risk of Decrease in Property Value if Partnership Term Extended" above).

- POSSIBLE SALES OF PROPERTY AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS IF CONSENT REQUIREMENTS MODIFIED


                  By adding a definition of "all or substantially all the assets of the Partnership", to mean 60% of the real property acreage held by the Partnership as of September 22, 1997, the New General Partner will have no restrictions on the sales price that it may obtain for parcels of the Property amounting to less than 60% of the acreage held by the Partnership as of September 22, 1997, other than general limitations imposed by its overall fiduciary duty with respect to the Partnership and its assets. The amendment to this provision could not only result in a combination of sales of parcels of the Property which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but also such sales could potentially be below the most recent appraised value discussed below under the heading "THE PROPERTY - Appraisal". In addition, even if a sale constituted 60% or more of the assets of the Partnership, Limited Partners' consent would only be required if such sale were below the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.


-        POSSIBLE DEATH OR DISABILITY OF PRINCIPAL MEMBER OF NEW GENERAL PARTNER


                  Mr. Sorenson, the individual managing member of the New General Partner, is expected to play a key role in the marketing and sale of the Property, assisted by the principal officers and key employees of SVC. Mr. Sorenson is 71 years old. The operating agreement of the New General Partner provides that in the event of the death or disability of Mr. Sorenson, SVC will become the managing member of the New General Partner. In such event, the Limited Partners, if they did not elect to replace the New General Partner, would have to rely on the officers and key employees of SVC, who individually are not as experienced as Mr. Sorenson, to manage the Partnership. (See "THE ALTERNATIVE AMENDMENTS - FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below.)


-        MINIMAL CAPITALIZATION OF NEW GENERAL PARTNER

                  The New General Partner will have minimal capitalization, and there is no assurance that, in the event claims are brought against the New General Partner, the New General Partner would have sufficient assets to satisfy any such claims. (See "THE ALTERNATIVE AMENDMENTS - FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below).


-        NEW GENERAL PARTNER'S LACK OF EXPERIENCE IN PUBLIC REAL ESTATE
         PARTNERSHIPS


                  The New General Partner has not previously engaged in business. Although the personnel who will comprise the management of the New General Partner have considerable experience in real estate matters, including private limited partnerships, none has had any experience in acting as the general partner of a public real estate limited partnership. The New General Partner has represented to the General Partner that it will seek competent counsel to advise it on its obligations as the general partner of a public limited partnership to minimize the risks related to its inexperience in this field.


-        LIMITED CASH RESERVES


                  The Partnership's cash reserves are currently projected to be sufficient through December 31, 2000, the expiration date of the proposed new term of the Partnership. However, if unforeseen expenses are incurred or the Partnership goes forward with infrastructure improvements, (See "HISTORY OF THE PARTNERSHIP - General Partner's Right to Sell Property; Reserves" below at p 36 and "FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below at p.54) the reserves may be depleted at an earlier date. Unless sales of portions of the Property occur prior to such date and portions of the proceeds of such sales are reserved, if the reserves are depleted prior to the end of the new Partnership term, the Partnership may have to dispose of portions of the Property or incur indebtedness upon unfavorable terms.


-        NEW GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP


                  The officers and employees of SMG are active in various business activities other than SMG, and if SMG becomes the New General Partner these outside activities would continue. Although the Partnership Agreement allows the general partner and its officers, directors and employees to have outside business activities, these other activities will require the officers, directors and employees of SMG to spend the time on those projects which might otherwise be spent on management of the Partnership. If SMG as New General Partner were not able to devote adequate time to the Partnership, opportunities for selling the Property could be missed, and the amount realized from the sale of the Property could be negatively affected. SMG currently anticipates that, despite their other duties, its management will be able to devote all the time required to carry out the duties of general partner of the Partnership and that the risks associated with management's limited time availability are low.


-        RISK IN PLANS OF NEW GENERAL PARTNER

                  Although the New General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Property, it is possible that a contract for sale of a portion of the Property could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.

SECOND ALTERNATIVE AMENDMENTS

The following risk factors should be considered in connection with the Second Alternative Amendments.

         -        RISK OF DECREASE IN PROPERTY VALUE IF PARTNERSHIP TERM
                  EXTENDED


                           If the expiration date of the Partnership Agreement
                  is extended to December 31, 2000, there can be no assurance that the eventual sale or sales of the Property will be for a higher sales price than could be achieved by the General Partner prior to the expiration of the current term on December 31, 1997 or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. The value of the Property has fluctuated over the term of the Partnership and may continue to do so (See "THE PROPERTY - Appraisal" below). Based on a 1996 appraisal, the estimated value of the Property has declined to below its Acquisition Cost, and it is possible that the value of the Property may decline further over the additional three years proposed for the new Partnership term resulting in a lower return to the Limited Partners.


         -        NO ASSURANCE OF IMPROVED RETURN

                           There is no assurance that the General Partner, or
                  any alternative general partner, will be able to realize a better return on the Property than the General Partner would be able to achieve within the current term of the Partnership Agreement or in a liquidation of the Partnership assets thereafter. Return on the Property may be negatively influenced by additional costs and expenses which may be incurred in improving the Property for marketing purposes (See "THE GENERAL PARTNER - Current Management" below), the approval of additional fees provided for in the Second Alternative Amendments and the possibility that the value of the Property may decline further over the new Partnership term (See "RISK FACTORS - Risk of Decrease in Property Value if Partnership Term Extended" above).

         -        LIMITED CAPITALIZATION OF GENERAL PARTNER

                           The General Partner has limited capitalization.
                  Although the General Partner presently intends to maintain its current capitalization, it has the right to reduce such capitalization. There is no assurance that, whether or not the General Partner retains its current capitalization, in the event claims are brought against the General Partner, the General Partner would have sufficient assets to satisfy such claims. (See "THE GENERAL PARTNER - Background" below).

         - POSSIBLE SALES OF PROPERTY AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS IF CONSENT REQUIREMENTS ELIMINATED

                           By eliminating the requirement in the Partnership
                  Agreement that, under certain circumstances, a majority in interest of the Limited Partners consent to a sale of all or substantially all of the Partnership's assets, the General Partner will have no restrictions on the sales price that it may obtain for all or a portion of the Property other than general limitations imposed by its overall fiduciary duty to the Partnership and its assets. The elimination of this provision could not only result in a sale or sales which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions but also could result in the sale of the Property, or parcels thereof, at below its most recent appraised value discussed below under the heading "THE PROPERTY - Appraisal".

         -        RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER


                           The ultimate parent company of the General Partner,
                  Fidelity Mutual, is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non-affiliated investor would, through its indirect control of the General Partner, reduce or reorganize management of the General Partner. As a result, the General Partner's management might not have the same level of experience or familiarity with the Property or be able to dedicate the same amount of time to managing the Property as the current management.
                  (See "THE GENERAL PARTNER - Background" below)



         -        LIMITED CASH RESERVES


                           The Partnership's cash reserves are currently
                  projected to be sufficient through December 31, 2000, the expiration date of the proposed new term of the Partnership. However, if unforeseen expenses are incurred or the Partnership goes forward with infrastructure improvements, (See HISTORY OF THE PARTNERSHIP - General Partner's Right to Sell Property; Reserves below at p 36 and FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner below at p.54) the reserves may be depleted at an earlier date.
                  Unless sales of portions of the Property occur prior to such date and portions of the proceeds of such sales are reserved, if the reserves are depleted prior to the end of the new Partnership term, the Partnership may have to dispose of portions of the Property or incur indebtedness upon unfavorable terms.


                  RISK IN MS. DEBORAH DILLON NOT ACTING AS CONSULTANT.


                        Ms. Deborah Dillon, who has been involved with
                  acquisition and marketing of the Property from the inception of the Partnership through 1996 is no longer providing consulting services for the General Partner but has agreed to act as a consultant to the New General Partner. The management of the General Partner intends to minimize this risk by securing the services of other land experts in the Columbia, South Carolina marketplace if it considers such services necessary. (See "THE GENERAL PARTNER - Plans of Current Management if Second Alternative Amendments Adopted" below). (See also "THE GENERAL PARTNER Former Management/ Consulting Relationship" and "THE ALTERNATIVE AMENDMENTS -- FIRST ALTERNATIVE AMENDMENTS" - Substitution of New General Partner below).




                  GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO
                  PARTNERSHIP

                        Under the Partnership Agreement, the general partner is
                  required to devote to the Partnership such time as may be necessary for the proper performance of its duties, but the officers, directors and employees of the general partner are not required to devote their full time to the management of the Partnership. The officers of the General Partner manage properties owned by other partnerships in which Southeast Acquisitions, Inc. also acts as general partner, perform duties for the General Partner's ultimate parent, Fidelity Mutual, and engage in other business activities. Time spent by officers of the General Partner managing other partnerships, working for Fidelity Mutual and engaging in other business activities will not be available for the management of the Partnership. If the General Partner were not able to devote adequate time to the Partnership, opportunities for selling the Property could be missed, and the amount realized from the sale of the Properties could be negatively affected. The General Partner currently anticipates that, despite their other duties, its management will be able to devote all the time required to carry out the duties of general partner of the Partnership and that the risks associated with management's limited time availability are low. (But See "RISK FACTORS - SECOND ALTERNATIVE AMENDMENTS - Risk in Rehabilitation of Ultimate Parent of General Partner" above)



RISK IN PLANS OF GENERAL PARTNER

                           Although the General Partner does not presently
                  anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Property, it is possible that a contract for sale of a portion of the Property could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.


NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED

                  POSSIBLE LIQUIDATION OF PROPERTY AT BELOW ACQUISITION COST

                  If neither set of Alternative Amendments is adopted, the General Partner will liquidate the assets of the Partnership in accordance with the Partnership Agreement following the expiration of the Partnership term on December 31, 1997. Based on the current estimated value of the Property (see "THE PROPERTY - Appraisal" below) it is probable that the Property will have to be liquidated at below its Acquisition Cost.


                              CONFLICTS OF INTEREST

Each set of Alternative Amendments presents certain conflicts of interest for the New General Partner and General Partner. The following describes the conflicts of interest inherent in each set of Alternative Amendments.

FIRST ALTERNATIVE AMENDMENTS

         -        TIMING OF SALE TO OBTAIN COMMISSION

                           The New General Partner will be able to receive 50%
                  of the maximum 10% commission to be paid in respect to a sale of all or a portion of the Property and will also be able to be the exclusive agent for the sale of the Property. It is possible that the New General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Property rather than holding it for a more extended period if it were in the best interests of the Partnership.

         -        TIMING OF SALE TO OBTAIN DISTRIBUTION

                           The New General Partner might wish to delay an
                  immediate sale of the Property which might be in the Partnership's best interests if the sales proceeds at the time would not be sufficient to result in any distribution to the New General Partner under the Partnership Agreement.

         -        BROKER PARTICIPATION

                           The New General Partner's exclusive agency and
                  participation in future commissions upon sale of the Property could also have an adverse effect on the New General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Property.


No specific procedures are currently in place to address these potential conflicts. However, in resolving any of the above-mentioned conflicts, if they arose, the New General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.


SECOND ALTERNATIVE AMENDMENTS


         -        TIMING OF SALE TO OBTAIN COMMISSION

                           The General Partner is currently able to receive the
                  commission to be paid in respect to a sale of all or a portion of the Property. It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Property rather than holding it for a more extended period if it were in the best interests of the Partnership.


         -        TIMING OF SALE TO OBTAIN DISTRIBUTION

                           The General Partner might wish to delay an immediate
                  sale of the Property if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.

         -        BROKER PARTICIPATION

                           The General Partner's exclusive agency and
                  participation in future commissions upon sale of the Property could also have an adverse effect on the General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Property.


No specific procedures are currently in place to address these potential conflicts. However, in resolving any of the above-mentioned conflicts, if they arose, the General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.



NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED






         -        TIMING OF SALE TO OBTAIN COMMISSION

                           The General Partner is currently able to receive the
                  commission to be paid in respect to a sale of all or a portion of the Property. It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Property rather than holding it for a more extended period if it were in the best interests of the Partnership.



         -        TIMING OF SALE TO OBTAIN DISTRIBUTION


                           The General Partner might wish to delay an
                  immediate sale of the Property if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.


No specific procedures are currently in place to address these potential conflicts. Given the short time prior to the expiration of the Partnership term, the likelihood of such conflicts arising is remote. However, in resolving any of the above-mentioned conflicts, if they arose, the General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.

                           HISTORY OF THE PARTNERSHIP

The Partnership was formed on December 5, 1986, as a Delaware limited partnership. It terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1997, at which time, if the Partnership is still in existence, it will be dissolved and its assets liquidated unless the term is extended.


PUBLIC OFFERING

The Partnership's public offering of 4,225 units of limited partnership interest (the "Units") commenced on May 14, 1987 and terminated on June 5, 1987. As of the close of the offering, the Partnership had raised $4,225,000 through the sale of 4,225 Units.

PURCHASE OF PROPERTY

On January 2, 1987, the Partnership acquired 202.72 acres of unimproved land (the "Property") near Columbia, South Carolina for a purchase price of $3,275,046. This was the only property acquired by the Partnership.


DISTRIBUTIONS/ANNUAL PREFERRED RETURN

As of the date of this Proxy Statement, there have been no distributions made to Unit holders although distributions would have been made during the Partnership term if all or a portion of the Property had been sold.

The following table compares the Adjusted Capital Contributions with the original investment objective of achieving a Cumulative Annual Return of 10% per annum.

SOUTHEAST ACQUISITIONS I, L.P.
Adjusted Capital Contributions/Cumulative Annual Return

                                                1987             1988             1989
                                                ----             ----             ----
Beg. Adjusted Capital Contributions          $4,225,000       $4,225,000       $4,225,000
Distributions Applied To Capital                     --               --               --
                                             ----------       ----------       ----------
Ending Adjusted Capital Contributions        $4,225,000       $4,225,000       $4,225,000


Beg. Cumulative Annual Return                $       --       $  246,458       $  668,958
Annual Return (10%)                          $  246,458       $  422,500       $  422,500
Distributions Against Cumulative Return      $       --       $       --       $       --
                                             ----------       ----------       ----------
Ending Cumulative Annual Return              $  246,458       $  668,958       $1,091,458


Adjusted Capital  Contributions &            $4,471,458       $4,893,958       $5,316,458
Cumulative Annual Return


                                                1990             1991             1992
                                                ----             ----             ----
Beg. Adjusted Capital Contributions          $4,225,000       $4,225,000       $4,225,000
Distributions Applied To Capital                     --               --               --
                                             ----------       ----------       ----------
Ending Adjusted Capital Contributions        $4,225,000       $4,225,000       $4,225,000


Beg. Cumulative Annual Return                $1,091,458       $1,513,958       $1,936,458
Annual Return (10%)                          $  422,500       $  422,500       $  422,500
Distributions Against Cumulative Return      $       --       $       --       $       --
                                             ----------       ----------       ----------
Ending Cumulative Annual Return              $1,513,958       $1,936,458       $2,358,958


Adjusted Capital Contributions &             $5,738,958       $6,161,458       $6,583,958
 Cumulative Annual Return

                                                1993             1994             1995
                                                ----             ----             ----
Beg. Adjusted Capital Contributions          $4,225,000       $4,225,000       $4,225,000
Distributions Applied To Capital                     --               --               --
                                             ----------       ----------       ----------
Ending Adjusted Capital Contributions        $4,225,000       $4,225,000       $4,225,000


Beg. Cumulative Annual Return                $2,358,958       $2,781,458       $3,203,958
Annual Return (10%)                          $  422,500       $  422,500       $  422,500
Distributions Against Cumulative Return      $       --       $       --       $       --
                                             ----------       ----------       ----------
Ending Cumulative Annual Return              $2,781,458       $3,203,958       $3,626,458

Adjusted Capital Contributions &             $7,006,458       $7,428,958       $7,851,458
Cumulative Annual Return

                                                            Unaudited
                                                            ---------
                                               1996          6/30/97
                                               ----
Beg. Adjusted Capital Contributions         $4,225,000       $4,225,000
Distributions Applied To Capital                    --               --
                                            ----------       ----------
Ending Adjusted Capital Contributions       $4,225,000       $4,225,000


Beg. Cumulative Annual Return               $3,626,458       $4,048,958
Annual Return (10%)                         $  422,500       $  209,514
Distributions Against Cumulative Return     $       --       $       --
                                            ----------       ----------
End Cumulative Annual Return                $4,048,958       $4,258,472

Adjusted Capital Contributions &            $8,273,958       $8,483,472
Cumulative Annual Return


INVESTMENT OBJECTIVES; MARKETING






The Partnership has been marketing the Property and expects that it will dispose of the Property as conditions warrant. The Property may be sold in a single sale or divided into parcels which will be sold separately. The timing and manner of sale is determined by the General Partner. The General Partner has the right to sell the Property, or portions thereof, without the consent of the Limited Partners. However, the Limited Partners must consent to the sale of all, or substantially all, of the Property if the net proceeds of the sale will not be sufficient to return the Limited Partners' Adjusted Capital Contributions plus the 10% Cumulative Annual Return.



Given that there have been very few large tract sales in this Columbia sub-market, and those few that occurred during the past three years were for prices well below what smaller size parcels were receiving, the General Partner adopted a strategy in late 1995 to sell smaller parcels. During 1996 there was only one party with whom serious discussions were held regarding a ten acre parcel. These discussions did not result in a sale.


GENERAL PARTNER'S RIGHT TO SELL PROPERTY; RESERVES

The General Partner has broad powers to manage the business and affairs of the Partnership and to sell the Property consistent with its fiduciary duties under the Partnership Agreement. However, the General Partner may not sell or dispose of all or substantially all the assets of the Partnership at one time without the consent of a majority in interest of the Limited Partners unless in connection with a liquidation of the Partnership or in the event that the net proceeds of the sale will be sufficient to return the Limited Partners' Adjusted Capital Contributions plus their Unpaid Cumulative Return.

In the General Partner's opinion the Partnership's cash reserves will be sufficient for an additional three years from December 31, 1997. The basis used by the General Partner for calculating the sufficiency of the cash reserves is the Partnership's current reserves divided by the amount of the Partnership's historical expenses, adjusted for permanent differences, with an allowance for possible unexpected expenditures.

However, if additional expenses are incurred, or should the Partnership decide to construct infrastructure improvements to the Property, the cash reserves may be inadequate to cover the Partnership's operating expenses. However, no such infrastructure improvements are planned by the General Partner at the present time. If the reserves are exhausted, the Partnership may have to dispose of a portion of the Property, or incur indebtedness, on unfavorable terms.

RIGHTS OF THE LIMITED PARTNERS ON DISSOLUTION


On dissolution of the Partnership, the General Partner is required to liquidate the assets of the Partnership and apply and distribute the proceeds thereof: (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms; (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership; and (iii) to the Partners in accordance with the Partnership Agreement's priority of distribution provision.


In a liquidation, the General Partner may sell the Property at the best available price without consent of the Limited Partners even if the net proceeds of the sale will not be sufficient to return the Limited Partners' Adjusted Capital Contributions plus their Unpaid Cumulative Return. However, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time, any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.


                               THE GENERAL PARTNER

BACKGROUND

The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

The following organizational chart shows the relationship between Fidelity Mutual and the General Partner.

                   ------------------------------------------
                       The Fidelity Mutual Life Insurance
                                     Company
                               (In Rehabilitation)
                   ------------------------------------------

                                   owns 100%

                          -----------------------------
                            FML Holding Company, Inc.
                          -----------------------------

                                   owns 100%

                            ------------------------
                              Fidelity Enterprises,
                                      Inc.
                            ------------------------

                                   owns 100%

                   -------------------------------------------
                          Southeast Acquisitions, Inc.
                          (General Partner of Southeast
                              Acquisitions I, L.P.)
                   -------------------------------------------




On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a state directed Rehabilitation (the "Rehabilitation"). The General Partner was immediately advised of the Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts. Management of the General Partner has been kept advised of the status of the Rehabilitation and the potential consequences that might result from the approval of Rehabilitation plans submitted to the court with jurisdiction over the Rehabilitation.


Fidelity Mutual anticipates that it will file a revised Rehabilitation plan (the "Plan") within the next few months and that the Plan will affect all Fidelity Mutual's assets, including its ownership of the General Partner. Although the capital stock of the General Partner will be subject to the Plan, none of the assets of the Partnership will be subject to the Plan.

Under the Plan, all Fidelity Mutual's assets are to be transferred to a stock life insurance company Fidelity Mutual currently owns. The Plan envisions that this company will be 100% owned by another Fidelity Mutual subsidiary. This subsidiary will sell in excess of 50% of its common stock to a non-affiliated investor, with the balance of the ownership interest in the company remaining with the policy holders of Fidelity Mutual. Following the sale of stock, the investor will have management control over such company. The General Partner will be an indirect wholly owned subsidiary of the company controlled by the new investor.

Although it is the present intention of Fidelity Mutual to maintain the current staffing levels of the General Partner, it is possible that, if the Plan is approved and the sale to a new investor described above is consummated, such new investor, who would indirectly control the General Partner, might reduce or reorganize the management of the General Partner during the new Partnership term proposed under the Second Alternative Amendments.

The following is an unaudited balance sheet of the General Partner:

                          SOUTHEAST ACQUISITIONS, INC.
                                    UNAUDITED
                                  BALANCE SHEET
                                 JUNE 30, 1997


ASSETS

      Cash                                    $       791
      Mortgage Receivable                     $   560,873
      Investment in Southeast
        Acquisitions I, II & III              $         0
                                              -----------
                                              $   561,664
                                              ===========
SHAREHOLDER'S INVESTMENT


      Common Stock (Par value $1
        authorized 1,000 shares, issued
        and outstanding 100 shares)           $       100
      Paid-In Capital                         $ 1,556,955
      Accumulated Deficit                     $  (995,391)
                                              -----------
                                              $   561,664
                                              ===========


DIRECTORS AND OFFICERS

The directors and officers of the General Partner are:

Arthur W. Mullin. Age 51. Mr. Mullin was elected a Director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in

1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University. Information concerning Mr. Mullin's background in real estate is contained under the heading "THE GENERAL PARTNER - Current Management" below.

James W. Kelican, Jr., Age 49. Mr. Kelican was elected a Director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors. Information concerning Mr. Kelican's background in real estate is contained under the heading "THE GENERAL PARTNER
- Current Management" below.

William S. Taylor, Age 51. Mr. Taylor was a Director of the General Partner from 1993 to 1994. Mr. Taylor was reelected a Director of the General Partner in 1995. Mr. Taylor was also elected Vice President of the General Partner in 1995. Mr. Taylor is the Deputy Insurance Commissioner for Liquidations, Rehabilitations and Special Funds for the Commonwealth of Pennsylvania and has had an oversight role in the Rehabilitation of Fidelity Mutual. Mr. Taylor has a B.A. in Economics from Elizabethtown College and an M.A. in Governmental Administration from the University of Pennsylvania.

Margaret M. Tamasitis, Age 51. Ms. Tamasitis has been the Assistant Secretary of the General Partner since 1988. Ms. Tamasitis is also a Second Vice President of Fidelity Mutual in the Controller's office. Ms. Tamasitis received her B.S. in Accounting from Temple University.

Robert Bixler, Age 54. Mr. Bixler has been the Secretary of the General Partner since 1988. He also served as General Counsel to the General Partner from 1994 to 1996. He is also Vice President and Associate Counsel of Fidelity Mutual. Mr. Bixler received his A.B. degree in Economics from Temple University and his J.D. degree from Temple University Law School.


FORMER MANAGEMENT/CONSULTING RELATIONSHIP

Ms. Deborah J. Dillon had been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Property by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Property.

Following her resignation as President in 1993, which coincided with her resignation as an officer of Fidelity Mutual shortly after the commencement of the Rehabilitation, and was also prompted by a desire to return to Atlanta, Georgia, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner (the "Consulting Agreement") until the end of 1996. Under the Consulting Agreement Ms. Dillon was paid a nominal consulting fee and was granted certain rights to participate in any potential profits of the General Partner. No compensation was earned by or paid to Ms. Dillon pursuant to the profit sharing provisions of the Consulting Agreement because no sales of the Property were concluded during the term of the Consulting Agreement.

During her period as a consultant, Ms. Dillon was the principal advisor to the officers and directors of the General Partner with respect to the management and operations of the Partnership and marketing of the Property. The Consulting Agreement expired by its terms on June 30, 1996 and was extended by mutual consent through December 31, 1996. The Consulting Agreement was not renewed further principally because Ms. Dillon informed the General Partner that other business commitments had grown to the point that she did not believe that she could spend the time necessary to adequately advise on managing the Partnership's assets in the future at the level of compensation provided for in the Consulting Agreement and that she had concerns regarding the continuity of the management of the General Partner as a result of the Rehabilitation. Ms. Dillon has agreed to advise the New General Partner if the First Alternative Amendments are adopted. (See "FIRST ALTERNATIVE AMENDMENTS - New General Partner" below.)


CURRENT MANAGEMENT


The current management of the General Partner, led by Mr. Mullin and Mr. Kelican, who are assisted by several other professionals, oversee the management, marketing and disposition of the Property in addition to all other Partnership issues. Together the management team has over 75 years experience in working with all types of real estate, including vacant and developable land. The officers of the General Partner other than Mr. Mullin and Mr. Kelican are not actively involved in the marketing, sale and management of the Property.


Mr. Mullin was a commercial banker for First Pennsylvania Bank from 1973 to 1981. In this capacity, he was involved with land development as the banker to both a land development subsidiary of a major utility and to a major industrial developer in the Philadelphia suburbs. Both of these companies held widely diverse properties in suburban, rural and agrarian areas.

After holding a position as a commercial banker for Meritor Savings Bank from 1981 to 1985, Mr. Mullin also worked briefly for Merrill Lynch Capital Markets during 1985 and, in that capacity, facilitated a number of evaluations for corporate clients of their commercial real estate holdings.

Mr. Mullin joined Kaiser Steel Corporation ("Kaiser") in 1986 as its Senior Vice President and Chief Financial Officer. In that capacity, he evaluated the development prospects for the thousands of acres that Kaiser owned throughout Southern California and formulated development plans for certain portions of its holdings, while selling off other holdings to either users or developers.

Since 1990, Mr. Mullin has been a principal in KMR Management, Inc., a management consulting firm whose primary focus has been troubled businesses. Assistance to these businesses has been in a variety of areas, including advice on redeployment of real estate assets and strategizing with respect to land held for development.

Since 1993, the most significant client Mr. Mullin has consulted for has been Fidelity Mutual and its numerous real estate subsidiaries, including the General Partner. On a combined basis, Fidelity Mutual, either directly or indirectly through subsidiaries, partnerships or ventures, is involved with thousands of acres of land in various stages of development. Mr. Mullin has personally been involved in major decisions involving these properties, which are located in the Northeast, Southeast and Southwest sections of the United States.

Mr. Kelican began his real estate career in the early seventies with Latimer & Buck, Inc., a Philadelphia commercial real estate mortgage banking firm. He held several positions, including Assistant Controller and Assistant Vice President, with responsibility for real estate asset management. During this period he was involved with a variety of general real estate and land development projects.

From 1980 to 1984, Mr. Kelican worked for Cigna Investments where he was a Senior Real Estate Asset Manager, and, subsequently, the Director of Mortgage Administration. His responsibilities extended to selected markets on a nationwide basis.

In 1984 Mr. Kelican became Senior Vice President of GMAC Realty Advisors, Inc./Mortgage and Realty Trust, where he was responsible for all aspects of the company's real estate asset management until July, 1993.

Mr. Kelican was employed by Fidelity Mutual in July, 1993. He became a Vice President and Director of the General Partner in early 1994. He has been responsible for land and land development assets owned by Fidelity Mutual either directly, or indirectly through subsidiaries, partnerships or ventures in the states of Arizona, Colorado, Connecticut, Florida, Georgia, Pennsylvania, Tennessee and Texas.

Beginning in mid 1995, in anticipation of the expiration date of Ms. Dillon's Consulting Agreement in June of 1996, the management of the General Partner has been considering a range of management alternatives for the Property. The General Partner has investigated possible local representation, talked with firms who might fill the consulting role performed by Ms. Dillon and interviewed a number of candidates as potential successor General Partners, including Richard W. Sorenson, a member of the proposed New General Partner who had been proposed to the

Partnership as a possible successor General Partner by Ms. Dillon. Mr. Sorenson was previously known to management of the General Partner as a result of his involvement in management, leasing, sales and equity participation in other real estate investments with the General Partner or its Affiliates.

During 1996, management of the General Partner commissioned an appraisal of the Property in an ongoing effort to assess its current market value and the best ways to market and sell the Property. The results of the appraisal are discussed below under the heading "THE PROPERTY-Appraisal".

Officers of the General Partner most recently inspected the Property in October, 1996 and February, 1997 and met with local real estate professionals regarding the Property. Meetings were held with Owen-Faulkner and Associates, The Keenan Company, Walter Taylor Company, Holmes/Smith Development, Inc., the Central Carolina Economic Development Alliance, Edens and Avant, Inc. and the South Carolina Department of Commerce.





The officers of the General Partner other than Mr. Mullin and Mr. Kelican are not actively involved in the marketing, sale or management of the Property.


THE FOLLOWING DESCRIPTION OF THE GENERAL PARTNER'S INTENTIONS WITH RESPECT TO MANAGING AND MARKETING THE PROPERTY REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT THESE PLANS WILL BE IMPLEMENTED OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTY.

PLANS OF CURRENT MANAGEMENT IF SECOND ALTERNATIVE AMENDMENTS ARE ADOPTED.


The General Partner has the objective either to sell the Property in a single sale or divide it into parcels to be sold separately. If the Second Alternative Amendments are adopted, current management will pursue a joint strategy of marketing both smaller parcels of the Property as well as the Property in its entirety to determine the optimal near term realizable value which can be achieved. An agreement signed by the Partnership granting Holmes/Smith Development, Inc. the exclusive right to sell the Property expired on December 31, 1996. The General Partner has held meetings with local real estate marketing and development professionals to identify the best candidate to represent the Partnership locally. If the First Alternative Amendments are not adopted, the General Partner will either select new local representation for the Property or continue with Holmes/Smith Development, Inc. Although it is possible that construction of a stub road into the Property may be desirable at a later date, no costs relating to infrastructure improvements or studies relating to the Property are presently contemplated by the General Partner.


The General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Property. However, it is possible that minor costs may be incurred to secure the services of land professionals in Columbia, South Carolina marketplace to advise on sales and marketing efforts. In addition, a contract for sale of a portion of the Property could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.




PLANS OF CURRENT MANAGEMENT IF NEITHER SET OF ALTERNATIVE AMENDMENTS IS
ADOPTED.

If neither set of Alternative Amendments is adopted, the General Partner will implement its plans set forth above as if the Second Alternative Amendments were adopted until the expiration of the current Partnership term on December 31, 1997 and then proceed to liquidate the assets of the Partnership in accordance with the Partnership Agreement.

                                  THE PROPERTY

BACKGROUND

The Property consists of a 202.72 acre parcel of unimproved land located near Columbia, South Carolina. It was acquired by the Partnership on January 2, 1987 for a purchase price of $3,275,046. Since that time the Property has been held for sale by the Partnership. Despite various expressions of interest in acquiring all or a portion of the Property since its acquisition, no portion of the Property has yet been sold.


RECENT DEVELOPMENTS

A letter of intent had been submitted to the Partnership on +/-10 acres of the Property during November, 1996, and a request had been made to discuss entering into an option agreement for the remainder of the Property. Neither expressions of interest led to the submission of a formal offer by the prospective purchasers. There are currently no outstanding offers to purchase all or a portion of the Property.

REAL ESTATE MARKET CONDITIONS

The marketing and ultimate value of the Property is affected by the prevailing local market conditions. The following perspective of the current market conditions is offered to present basic information about the current expectations and competing properties in the marketplace.

Undeveloped land intended for industrial use is abundant in northern Richland County. The South Carolina Department of Commerce has provided information on approximately 5,000 acres of available industrial sites in the I-77 Business Corridor within +/-5 miles of the Partnership's Property. The properties in the area having the largest potential effect on the market for industrial sites are the Barnett site, the IBM site, the Sony site and Northpoint Business Park.

The Barnett site is +/-1,000 acres, served by all utilities, with minimum site sizes of 50 acres currently being offered at $10,000 per acre. The IBM site is +/-1,600 acres, with portions served with gas, water and rail, which has recently been offered at $9,000 per acre, based on a purchase of the entire tract. Each of these properties would require additional improvements prior to being marketed as business parks. The Northpoint Business Park is an established business park with a number of existing facilities, an existing infrastructure, and +/-380 acres remaining available for sale. Northpoint is served by all utilities and currently offers sites in excess of 5 acres starting at $25,000 per acre.

A potentially significant event which will affect the marketing of industrial sites in the I-77 corridor is a proposed association recently announced between Sony, the Central Carolina Economic Development Alliance, and Richland County. With this relationship between a land owner and the development alliance, the association will be able to present an alternative to the Northpoint

Business Center. It is expected that developed sites, not less than 10 acres, will be offered starting at $22,000 per acre.

A sale of +/-105 acres in November 1994 to Bose Corporation for a manufacturing facility was made at $16,000 per acre. Bose had, in the past, been presented with the Partnership's property for consideration. Other than the Bose sale, a sale further south on I-77 to Bi-Lo, Inc. (+/-83 acres for $21,000 per acre), and a few sales in Northpoint Business Center over the past five years, there has been little activity in the vicinity of the Property.

Absorption of industrial sites by end users has been extremely slow along the I-77 Business Corridor. Absorption in the Northpoint Business Park has averaged one lot per year since opening in 1988. Based on recent history, the remaining lots in Northpoint Business Park and the Sony park should be sufficient to meet the near-term demand for industrial property in northern Richland County.


MARKETING OF PROPERTY

The Property was marketed under the supervision of the General Partner by the Westminster Group, a regional real estate firm with its headquarters in Atlanta, GA, pursuant to a listing agreement from August, 1988 until December, 1988. The General Partner elected to not renew the listing agreement at its expiration in December, 1988 because of deteriorating economic conditions and did not relist the Property at that time.

In July, 1990, the General Partner permitted the Keenan Company to register a client that was interested in purchasing a portion of the Property.

The South Carolina Department of Commerce has maintained the Property on its list of available industrial sites since 1992 and as a result the Property has been shown to a few large acreage purchasers during that time.

The Columbia real estate community has been aware of the Property's availability for at least the past three (3) years, and the Property was exclusively marketed by Holmes/Smith Development, Inc. during that period.

Since the expiration of the Holmes/Smith Development, Inc. agreement in December, 1996, the General Partner has communicated directly with real estate professionals involved in the Columbia, SC area regarding marketing the Property and intends to relist the Property in the near future.

APPRAISAL

The General Partner had the Property appraised in 1996. The appraiser who conducted the appraisal was Owen-Faulker & Associates. The appraiser has no relationship with the General Partner, the New General Partner or their Affiliates. The findings of the appraiser have been supported by the information gathered by the General Partner as a result of conversations and meetings with the appraiser, brokers and developers in the area, the South Carolina Department of Commerce, and others. The appraiser established a current value of $2,800,000 ($13,800 per acre) as of 9/30/96. This value translates to $665 per Unit.

The appraiser evaluated a bulk sale (which is the value described above) and a phased sell out of the Property. Without addressing the cost of any improvements necessary to facilitate the sale of building lots (which may be possible with public dollars), assuming a 15% `profit', and using a 15% discount rate, the appraiser's estimate of the present value of the cash flow is approximately $1.4 million. Using the appraiser's schedule of absorption and lot sales, eliminating the 15% profit component, and using a 10% discount rate, the present value of the Property is $2,300,000. The appraiser's assumption of absorption is one or two ten acre lot(s) per year for fourteen years at a price of $25,000 per acre.

The table below details various valuations of the Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the appraised values of the Property performed in 1992 and 1996, and the last value is the current book value of the Property. The current book value reflects the write-down of $996,645 taken in December 1996, as a provision for loss on land.

   Acquisition (1/87)            Appraisal (1992)            Appraisal (1996)          Book Value (12/96)
-------------------------   ------------------------    ------------------------   -------------------------
$3,275,046 (+/-202 acres)   $4,055,000 (+/-202 acres)   $2,800,000 (+/-202 acres)  $2,520,000 (+/-202 acres)
     $16,213/acre                 $20,074/acre                $13,861/acre              $12,475/acre


The appraiser who conducted the 1992 appraisal was Southern Appraisal Service, Inc. To the knowledge of current management of the General Partner, there was no affiliation between the 1992 appraiser and the General Partner or its Affiliates or the New General Partner or its Affiliates at the time the 1992 appraisal was performed.


The 1996 and 1992 appraisals were prepared using essentially the same assumptions and methodology, but differ as a result of changing market conditions. In both cases, there were very few sales in the vicinity to be used as comparable transactions and there was an abundance of land available for development. There were sales in the area between 1992 and 1996 that enabled the 1996 appraiser to perform some additional analysis of the Property's value.

The 1992 appraiser utilized the sales comparison (market) approach to value the Property. Because the Property is raw land it was deemed inappropriate to use the cost or income approaches, which are two other prevailing methods of valuation. Due to the lack of sales of developed business and industrial sites in the area at that time, the 1992 appraiser felt that there was not enough data to support a development approach with a discounted cash flow analysis.

The 1996 appraiser also utilized the sales comparison approach, noting that the cost and income approaches were inappropriate. Using the sales comparison approach, the appraiser reconciled a value of $16,000 per acre for approximately 160 acres of the Property and $4,000 per acre for the approximately 40 acres of the Property located within the 100 year flood plain. Because there were some sales of developed land since 1992, the 1996 appraiser also analyzed the Property's value if developed into a park. Since absorption of developed land in the area has been slow, estimating the absorption for the Property was difficult. The present value based on the appraiser's discounted cash flow analysis was substantially less than the value determined by the sales comparison approach, without considering the cost of the infrastructure necessary to sell developed lots.


The General Partner has reviewed the conclusions of the 1996 appraisal, met with the appraiser, had discussions with local real estate professionals and developers, and believes that the appraisal is a reasonable approximation of the current value of the Property. Copies of the appraisal may be obtained by Limited Partners, at their expense, upon request to Margaret M. Tamasitis, Assistant Secretary, Southeast Acquisitions, Inc., 250 King of Prussia Road, Radnor, PA 19087 (610) 964-7234.


THE APPRAISED VALUE DOES NOT REFLECT COSTS, EXPENSES AND COMMISSIONS WHICH WOULD BE INCURRED IN CONNECTION WITH A SALE OF THE PROPERTY. MOREOVER, APPRAISALS ARE ONLY AN APPROXIMATION OF CURRENT MARKET VALUE WHICH CAN ONLY BE ESTABLISHED BY AN ACTUAL SALE.

                           THE ALTERNATIVE AMENDMENTS

REASONS FOR AND BENEFITS OF EACH SET OF ALTERNATIVE AMENDMENTS

As part of its fiduciary responsibility to protect the assets of the Partnership and further the business objectives of the Partnership, the General Partner is offering the Limited Partners the opportunity to vote to extend the term of the Partnership pursuant to either of the two sets of Alternative Amendments.


The General Partner believes that the current market value of the Property is below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions. This assessment is based upon an appraisal performed in 1996 (See "THE PROPERTY -- Appraisal" above) and the General Partner's inspection of the Property and review of the assumptions and conclusions of the appraisal with local real estate professionals.



The General Partner further believes that, based on its discussions with real estate professionals in this market, that, given more time, the Property could appreciate in value and recommends that it is in the best interests of the Partnership, to extend the term of the Partnership by three years to provide additional time for this to occur. The General Partner is presenting the Limited Partners with the choice of either selecting a new general partner or continuing with the General Partner for such period.

The main purpose for and benefit of either of the sets of Alternative Amendments is to provide the Partnership with such an extended opportunity to improve the price the Partnership could obtain on the sale of its assets. This could improve the return on the Limited Partners' investment, as the Partnership's original business objectives will, in all likelihood, not be met within the existing term or in a liquidation of the Partnership assets thereafter. There is no assurance that the return to the Limited Partners will be improved by extending the term.



The General Partner decided to offer the Limited Partners an alternative to the General Partner continuing for the extended term in the event some Limited Partners would be concerned about the conclusion of Ms. Deborah Dillon's consulting relationship with the Partnership (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" and "RISK FACTORS - SECOND ALTERNATIVE AMENDMENTS - Risk in Ms. Deborah Dillon not Acting as Consultant" above) and the impact of Fidelity Mutual's ownership interest in the General Partner (See "THE GENERAL PARTNER - Background" and "RISK FACTORS - SECOND ALTERNATIVE AMENDMENTS
- Risk in Rehabilitation of Ultimate Parent of General Partner" above).

BENEFITS OF ADOPTING FIRST ALTERNATIVE AMENDMENTS

         - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS INVESTMENT OBJECTIVES.


                  Under the First Alternative Amendments, the Partnership term would be extended by 3 years to December 31, 2000, which would provide the New General Partner additional time to improve the price the Partnership could obtain on the sale of its assets, so as to improve the return on the Limited Partners' investment. The value of the Property has fluctuated over the Partnership term (See "THE PROPERTY - Appraisal" below) and is currently valued at below its Acquisition Cost. The extended time period would give the New General Partner the chance to implement its marketing plan to find prospective purchasers. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - First Alternative Amendments" below).


         -    NEW MANAGEMENT.


                  The New General Partner has considerable experience in the marketplace where the Property is located. The New General Partner has no affiliation with Fidelity Mutual, the parent of the General Partner. The New General Partner presents an opportunity to elect new management for those Limited Partners who wish to extend the term of the Partnership but may be concerned about the conclusion of Ms. Dillon's consulting relationship with the General Partner or the impact of the Rehabilitation of Fidelity Mutual on the General Partner. For information on Ms. Dillon's former relationship with the General Partner see "THE GENERAL PARTNER - Former Management/Consulting Relationship" above and for the relationship between Fidelity Mutual and the General Partner See "THE GENERAL PARTNER - Background" above.

         -    ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.

                  In the case of the First Alternative Amendments, modifying the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Property which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

                  In light of the current valuation of the Property, it is
              highly unlikely that any sale of the Property will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, under the current Partnership Agreement, the New General Partner would have to obtain the consent to any sale of the Property in its entirety or any sale of a portion of the Property which, in the judgment of the New General Partner, would amount to a sale of all or substantially all the assets of the Partnership.


BENEFITS OF ADOPTING SECOND ALTERNATIVE AMENDMENTS

         - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS INVESTMENT OBJECTIVES.



                  Under the Second Alternative Amendments, the Partnership term would be extended by 3 years to December 31, 2000, which would provide the General Partner additional time to improve the price the Partnership could obtain on the sale of its assets so as to improve the return on the Limited Partners' investment. The value of the Property has fluctuated over the partnership term (See "THE PROPERTY - Appraisal" above) and is currently valued at below its Acquisition Cost. The extended time period would give the General Partner the chance to continue to market the Property. However there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - Second Alternative Amendments" above).


         -    CONTINUITY OF MANAGEMENT

                  Under the Second Alternative Amendments, the General Partner
              is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on similar terms and conditions if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. The General Partner is also prepared to extend its term only upon receipt of additional fees, commission and rights to sell the Property.

                  In addition to the benefit of continuity of management, new fees would not be payable to the General Partner until after the expiration of the original Partnership term on December 31, 1997.

         -    ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.

                  In the case of the Second Alternative Amendments, eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Property which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

                  In light of the current valuation of the Property, it is
              highly unlikely that any sale of the Property will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, under the current Partnership Agreement, the General Partner would have to obtain the consent to any sale of the Property in its entirety or any sale of a portion of the Property which, in the judgment of the General Partner, would amount to a sale of all or substantially all the assets of the Partnership. There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement.


DIFFERENCES BETWEEN THE ALTERNATIVE AMENDMENTS

The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions:

         -    DIFFERENT GENERAL PARTNERS

                  Under the First Alternative Amendments, the New General Partner would be substituted for the General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the General Partner would continue in that capacity for the new term.


         -    TIMING OF FEES

                  Under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement.


         -    MODIFICATION VERSUS ELIMINATION OF LIMITED PARTNERS CONSENT


                  Under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60 percent or more of the real estate acreage of the Partnership as of September 22, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners' consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.




                          FIRST ALTERNATIVE AMENDMENTS

SUBSTITUTION OF NEW GENERAL PARTNER

Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and SMG would be substituted as the New General Partner effective as of the date the First Alternative Amendments are adopted and the New General Partner signs the Partnership Agreement.

SMG was identified as the proposed New General Partner based on the experience of its members in real estate transactions, their familiarity with the marketplace in the Southeastern United States, prior dealings with the General Partner and its Affiliates and intent to use the advisory services of Ms. Dillon whose knowledge of the Property would provide some continuity to management of the Property.

Although preliminary discussions were held with a number of candidates, the General Partner has not engaged in a comprehensive search for a new general partner. An extended search for other potential successor general partners was not undertaken because of the evident qualifications of SMG, the willingness of SMG to become a successor general partner, the difficulty an Affiliate of the General Partner had experienced in attempting to locate a successor general partner for another limited partnership and the reluctance of other candidates to assume the risks of becoming general partner of the Partnership.

The following is a balance sheet of the New General Partner audited by Williams, Benator & Libby, LLP.


                            INDEPENDENT AUDITOR'S REPORT



Members
Southern Management Group, LLC
Nashville, Tennessee



We have audited the accompanying balance sheet of Southern Management Group, LLC (a development stage enterprise) as of June 12, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.



In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Southern Management Group, LLC as of June 12, 1997 in conformity with generally accepted accounting principles.



/s/Williams, Benator & Libby, LLP



Atlanta, Georgia
June 13, 1997




                                 BALANCE SHEET

                         SOUTHERN MANAGEMENT GROUP, LLC


                        (A Development Stage Enterprise)

                                 June 12, 1997


ASSETS
Organization costs              $ 1,500
Capitalized legal fees           14,054
                                -------
                                $15,554
                                =======

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Accounts payable              $ 7,432
  Due to members                  8,022
                                -------
    TOTAL CURRENT LIABILITIES    15,454

MEMBERS' EQUITY--Note B             100
                                -------
                                $15,554
                                =======

See notes to balance sheet.


                             NOTES TO BALANCE SHEET

                         SOUTHERN MANAGEMENT GROUP, LLC



                        (A Development Stage Enterprise)

                                 June 12, 1997

NOTE A--DESCRIPTION OF COMPANY AND SIGNIFICANT ACCOUNTING POLICIES


Southern Management Group, LLC ("SMG") is a limited liability company formed under the laws of the state of Tennessee. SMG plans to become the successor general partner in certain publicly traded real estate limited partnerships and manage the operations of those partnerships. At June 12, 1997, SMG was in the development stage and was in the process of submitting required documentation in connection with becoming the successor general partner in such partnerships.


The following accounting policies are presented to assist the reader in understanding SMG's financial statements:

Income Taxes: As a limited liability company, all items of income, loss, deduction, and credit are passed through to, and taken into account by, SMG's members in computing their own taxable income.


Capitalized Legal Fees: Capitalized legal fees include organization costs, which will be amortized on a straight-line basis over sixty months, and legal fees incurred related to SMG's planned acquisition of successor general partner interests in the above discussed limited partnerships, which will be included in SMG's cost of its investment in these limited partnerships.


Estimates: The preparation of a balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

NOTE B--MEMBERS' EQUITY

SMG was formed in April 1997. Each member is entitled to a number of votes equal to his percentage interest in SMG. Each member has identical powers, preferences and rights. The Company provides limited liability to its members. SMG has no stated termination date. However, upon the termination of a member's interest, SMG's continued existence is dependent upon the consent of a majority in interest of the remaining members.

SMG is a Tennessee Limited Liability Company whose members are Richard W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, a Tennessee corporation ("SVC") which owns 49% of SMG.

Mr. Sorenson, a resident of Atlanta, Georgia, recently visited Columbia, South Carolina to inspect the Property. In prior years, he has completed real estate transactions and developed projects in Columbia and other areas in South Carolina.

Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States.

Mr. Sorenson was President of Phoenix Investment Company ("Phoenix"), a publicly owned, Atlanta based real estate development and investment firm from 1965 to 1970. Concurrent with his employment at Phoenix, he was President of First Atlanta Realty Fund, a publicly owned real estate investment trust. During his tenure with the trust, he served as a Trustee of the National Association of Real Estate Investment Trusts.

Following his departure from Phoenix in 1970, Mr. Sorenson became Vice President of Cousins Properties in Atlanta, Georgia, where he was responsible for development of office buildings, shopping centers and apartments until 1971. Until forming Southeast Venture Companies ("SV") in 1979, Mr. Sorenson was an independent real estate developer.

Mr. Sorenson was co-founder of SV in 1979. In 1992, substantially all of the assets of SV were sold to SVC.

Mr. Sorenson is a graduate of the Northwestern University Business School with a major in real estate.

The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee-based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. Its personnel include civil engineers, architects and other real estate professionals whose services will be utilized by the New General Partner. The officers and key employees of SVC include the following:

Paul J. Plummer, Age 47. Mr. Plummer serves as director of project management services for SVC. Mr. Plummer is responsible for management, team structuring, cost control and scheduling of large scale projects for SVC including office buildings, medical centers, commercial office buildings, commercial land ventures and build-to-suit projects. Before joining SV in 1986, Mr.

Plummer served as a partner and director of design for the Nashville-based architecture and engineering firm of Gresham, Smith and Partners. In that capacity he was responsible for the design and planning of over 15 major projects throughout the United States and Saudi Arabia. Mr. Plummer earned his bachelor of architecture degree from the University of Kentucky and is a member of the American Institute of Architects.

Wood S. Caldwell, Age 44. Mr. Caldwell is responsible for all site development activities on behalf of commercial and health care clients of SVC, including managing all design consultants, permitting, scheduling, budgeting and construction management. He contributes to SVC's development team in the areas of land planning, zoning, permitting, engineering and construction. Before joining SV in 1985, Mr. Caldwell served as a professional engineer for Gresham, Smith and Partners. As the prime site design engineer for Gresham, Smith and Partners, Mr. Caldwell produced and coordinated site development plans for over 50 separate medical facilities in over 40 different communities throughout the southeast, Mr. Caldwell earned his bachelor of engineering degree from the Vanderbilt University School of Engineering.

Axson E. West, Age 43. Mr. West serves as vice president of brokerage services for SVC, specializing in office and industrial leasing, improved property sales and land disposition for several commercial and residential projects. Mr. West has sold real estate and real estate securities since 1980 and, since joining SV in 1988, he has been responsible for the disposition of land encompassing industrial, office and retail developments. Mr. West is director of the Nashville Board of Realtors and president elect of the board's commercial investment division. He received his bachelor of arts degree from Vanderbilt University and is a Certified Commercial Investment Member, a designation of the Commercial Investment Real Estate Institute.

Cameron W. Sorenson, Age 35. Mr. Sorenson serves as director of vertical development for SVC. He is primarily responsible for providing development and project management for the clients of SVC. Prior to assuming these responsibilities, Mr. Sorenson was project director for two large scale land development ventures for SVC. Prior to joining SV in 1987, Mr. Sorenson was with Trust Company Bank in Atlanta, as an officer in the National Division, managing a credit portfolio in excess of $150 million. He received his bachelor of science degree in finance from the MacIntyre School of Business at the University of Virginia. Cameron Sorenson is the son of Richard W. Sorenson, the individual, majority member of the New General Partner.

Neither SMG nor any of its members owns directly or indirectly any Units.

For eleven years, Mr. Richard Sorenson has worked with Deborah Dillon, the former President of and consultant to the General Partner. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" above).

Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Property on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General Partner in connection with sales of Partnership property. Ms. Dillon does not directly or indirectly own any Units or have an ownership interest in the New General Partner.

The New General Partner does not have any interest in the General Partner or its Affiliates, and the General Partner has no interest in the New General Partner or its Affiliates. The General Partner will receive no consideration in the event the New General Partner is substituted as a successor general partner. The General Partner and the New General Partner do not have any common officers or directors.


SMG and Mr. Sorenson have entered into an agreement with the Partnership to substitute SMG as the New General Partner of the Partnership upon adoption of the First Alternative Amendments. The agreement provides that, following such approval, SMG will execute the Partnership Agreement, thereby agreeing to be bound by all the terms and conditions of the Partnership. Under the agreement, SMG and Mr. Sorenson have agreed to indemnify the Partnership from and against any costs and expenses incurred by the Partnership in accordance with the substitution in the event that SMG defaults under the agreement. The Partnership has also agreed to indemnify Mr. Sorenson against his costs and expenses if the Partnership defaults under the agreement by refusing to allow SMG to assume the position of New General Partner if the First Alternative Amendments are adopted. Under the agreement, SMG has also agreed to be substituted as general partner of two other limited partnerships in which the General Partner also acts as general partner, if the limited partners of such partnerships approve such substitution. SMG's potential substitution as the New General Partner of the Partnership is not dependent upon its substitution as general partner in any of the other partnerships.


SMG HAS REPRESENTED TO THE PARTNERSHIP THAT THE FOLLOWING DESCRIPTION OF ITS INTENTIONS WITH RESPECT TO MANAGING AND MARKETING THE PROPERTY IF IT IS APPOINTED THE NEW GENERAL PARTNER REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT ALL OR ANY OF THESE PLANS WILL BE IMPLEMENTED, OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTY.


If the First Alternative Amendments are adopted, the New General Partner intends first to conduct an extensive site analysis using the services of SVC's professionals. This analysis will include site specific evaluation of topography, floodplain, soils, and drainage to be utilized to develop a comprehensive plan for development as an industrial park. This plan will include viable options for road, utility, and sewer placement, along with other factors relevant to an industrial park. In addition, an audit of competing parks will be undertaken to assist in drafting comprehensive park covenants.



After this work has been completed but prior to formulating a marketing plan, the New General Partner would spend time with State Department of Commerce officials as well as non-competing local brokers to clarify current marketing opportunities. Once this data has been collected, all information will be compiled to develop a detailed marketing strategy which will include possible parcel size, locations and pricing. Brokers will then be interviewed to assist with marketing efforts.



Architects and engineers employed by SVC, one of the members of the New General Partner, will perform the preliminary planning and estimating for site improvements at no cost to the Partnership. No additional costs for infrastructure or other improvements to the Property are currently planned by the New General Partner.



It is possible that the New General Partner might enter into a contract for sale of a portion of the Property which would could require construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.

EXTENSION OF PARTNERSHIP TERM

The term of the Partnership would be extended by 3 years from December 31, 1997 to December 31, 2000. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sale or sales agreements to maximize the value of the Property to the Partnership and improve the return to the Limited Partners. However, there can be no guarantee that the Partnership will be able to realize a better return to the Limited Partners during such extended period than it would during the period prior to the expiration of the current term or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. Moreover, there is also a risk that the Property will further decrease in value during any such extended term.


The Partnership currently has a termination date of December 31, 1997. At that point in time, if the term is not extended, the Partnership will dissolve and any distributions will be made in accordance with a liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority: first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally, to the Partners.



AUTHORIZATION OF FEES AND COMMISSIONS FOR NEW GENERAL PARTNER

As part of the First Alternative Amendments, the Partnership Agreement will also be amended to provide the following fees and commissions for the New General
Partner:

(i)      Management Fees

Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee of $8,100 per year but not in excess of a total of $64,800 during the term of the Partnership. The General Partner has received the entire $64,800 in fees. This amendment would approve additional fees for the New General Partner at the same annual rate as originally authorized. The fees would commence as of the date of adoption of the First Alternative Amendments and the execution of the Partnership Agreement by the New General Partner, and would continue through the end of the extended Partnership term.

The effect of the First Alternative Amendments would be that the Partnership would pay a management fee to the New General Partner of $1,221 in 1997 (assuming approval of the First Alternative Amendments on October 29, 1997, the date of the Special Meeting), $8,100 in 1998, $8,100 in 1999 and $8,100 in 2000;
provided that if all of the Property were sold prior to December 31, 2000, the Partnership would only pay the New General Partner a pro rata portion of the applicable annual fee to the date of such sale.


(ii)     Commissions


The Partnership Agreement does not currently limit the amount of the commissions to be paid by the Partnership in connection with a sale of Partnership property. A limitation on the General Partner's right to receive commissions is provided in Section 4.3(c)(i) of the Partnership Agreement which states that "neither the General Partner nor any such Affiliate shall be given an exclusive right to sell or exclusive employment to sell the Property for the Partnership."



The First Alternative Amendments would provide that total compensation paid to all persons, including the New General Partner for the sale of Partnership Property, shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price of the sale of the Property, provided that the New General Partner or its Affiliates would only be entitled to up to 50% of any such compensation.



The following table sets forth the proposed commissions and management fees to be paid to the New General Partner under the First Alternative Amendments.



-----------------------------------------------------------------------------------------------------------
YEAR        AMOUNT OF COMMISSION               TOTAL                   MANAGEMENT         TOTAL POSSIBLE
                                               COMMISSION              FEE                MANAGEMENT
                                                                                          FEE
-----------------------------------------------------------------------------------------------------------
1997        Up to 50% of competitive           Depends on sale          $1,221 *
            real estate commission or          price of
            disposition fee not to exceed      Property
            10% of contract price for
            Property
-----------------------------------------------------------------------------------------
1998                    Same as 1997                   Same            $8,100.00/
                                                                       annum *
-----------------------------------------------------------------------------------------
1999                    Same as 1997                   Same            $8,100.00/
                                                                       annum *
-----------------------------------------------------------------------------------------
2000                    Same as 1997                   Same            $8,100.00/
                                                                       annum *
-----------------------------------------------------------------------------------------------------------
                                                                                         $25,521 **


- * or pro rata portion of fee if Property is sold before the end of the year.

- ** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00

EXCLUSIVE RIGHT TO SELL THE PROPERTY

The Partnership Agreement currently provides in Section 4.3(c)(i):

"(c) Other than as authorized in this Agreement or the Prospectus, the General Partner is prohibited from entering into any agreements, contracts or arrangements on behalf of the Partnership with the General Partner or any Affiliate of the General Partner, including the following:

(i) neither the General Partner nor any such Affiliate shall be given an exclusive right to sell or exclusive employment to sell the Property for the Partnership."

The First Alternative Amendments would delete Section 4.3(c)(i) from the Partnership Agreement and expressly provide that the General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Property.



Section 4.2(a) "AUTHORITY OF GENERAL PARTNER" would be amended to add the following provision:

"(xi) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

The foregoing amendments to Sections 4.3(c)(i) and 4.2(a) are designed both as an incentive to the New General Partner to be substituted as general partner and to facilitate sales of the Property.

MODIFICATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE
OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

The Partnership Agreement currently provides in Section 4.3(b)(i):

"(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to:

(i) sell or otherwise dispose of at one time all or substantially all the assets of the Partnership, except that the General Partner may sell the Property without such consent (A) in connection with the liquidation of the Partnership under Section 6.3 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited

Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."


There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement. As a result, there is continuing uncertainty as to whether a vote of Limited Partners is required for certain Property sales. This uncertainty can lead to the possible delay, or even loss of a sale since the General Partner may be forced to obtain a vote of Limited Partners in order to resolve the uncertainty. The First Alternative Amendments would add a definition of "all or substantially all the assets of the Partnership" to mean 60% or more of the real estate acreage held by the Partnership as of September 22, 1997.



The effect of adding the definition would be to permit the New General Partner to sell the Property in a combination of sales amounting to less than 60% of the acreage of the Partnership as of September 22, 1997 with no limitation as to price, other than general limitations imposed by its fiduciary duty to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The modification of the Partnership Agreement could not only result in sales of parcels of the Property which, if the parcels sold constituted less than 60% of the real estate acreage held by the Partnership as of September 15, 1997, would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but such sales could also potentially be below the recent appraised value discussed above under the heading "THE PROPERTY - Appraisal".


The additional modification of Section 4.3(b) would delete the phrase "Unpaid Cumulative Return plus their Adjusted Capital Contributions" and insert "Acquisition Cost of the assets sold."

"Acquisition Cost" will be defined in the First Alternative Amendments as "with respect to a Partnership asset, the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest."

The effect of adding this definition is that, even if a sale or disposition of a portion of the Property constituted 60% or more of the assets of the Partnership, Limited Partners' consent to the sale or disposition would only be required if such sale were below an amount which would return to the Limited Partners the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

SECOND ALTERNATIVE AMENDMENTS

EXTENSION OF PARTNERSHIP TERM

The term of the Partnership would be extended by 3 years from December 31, 1997 to December 31, 2000. The extended termination date is identical to that proposed for the New General Partner under the First Alternative Amendments. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sale or sales agreements to maximize the value of the Property to the Partnership and improve the return to the Limited Partners. However, there can be no assurance that the Partnership will be able to realize a better return to the Limited Partners than could be achieved by the General Partner during the period prior to the expiration of the current term or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. There is also a risk that the Property could further decrease in value during any such extended term.

The Partnership currently has a termination date of December 31, 1997. At that point in time, if the term is not extended, the Partnership will be dissolved, its assets liquidated and any distributions made in accordance with the liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority: first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally, to the partners.

For the plans of the General Partner with respect to the Property if the Second Alternative Amendments are adopted See "THE GENERAL PARTNER - Plans of General Partner if New General Partner Not Approved", above.


AUTHORIZATION OF FEES AND COMMISSIONS FOR GENERAL PARTNER

Under the Second Alternative Amendments, the Partnership Agreement will also be amended to provide that the General Partner will be entitled to commissions as described below payable to the General Partner on the sale or sales of the Property effective as of the adoption of the Second Alternative Amendments and new management fees for the General Partner, commencing on January 1, 1998. The fee and commission structure is identical to that proposed for the New General Partner under the First Alternative Amendments, except that fees may not be earned by the General Partner prior to the expiration of the current term of the Partnership Agreement on December 31, 1997.

(i)      Management Fees

Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee of $8,100 per year but not in excess of a total of $64,800 during the term of the Partnership. The General Partner has received the entire $64,800 in fees. The Second Alternative Amendment would approve additional fees for the General Partner at the same annual rate as originally authorized. The fees would commence as of January 1, 1998 and continue through the end of the extended Partnership term.

The effect of the Second Alternative Amendments would be that the Partnership would pay a management fee to the General Partner of $0 in 1997, $8,100 in 1998, $8,100 in 1999 and $8,100 in 2000; provided that if the Property were sold in its entirety prior to December 31, 2000, the Partnership would only pay the General Partner a pro rata portion of such fee to the date of such sale.

(ii)     Commissions


The Partnership Agreement does not permit the payment of commissions to the General Partner by the Partnership in connection with a sale of Partnership property. In addition, Section 4.3(c)(i) states that "neither the General Partner nor any such Affiliate shall be given an exclusive right to sell or exclusive employment to sell the Property for the Partnership."


The Second Alternative Amendments would provide that total compensation paid to all persons, including the General Partner for the sale of Partnership Property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price on the sale of the Property, provided that the General Partner and its Affiliates would only be entitled to up to 50% of any such compensation.

The following table sets forth the proposed commissions and management fees to be paid to General Partner under the Second Alternative Amendments.


----------------------------------------------------------------------------------------------------------------------------------
YEAR              AMOUNT OF COMMISSION                    TOTAL                   MANAGEMENT              TOTAL POSSIBLE
                                                          COMMISSION              FEE                     MANAGEMENT
                                                                                                          FEE
----------------------------------------------------------------------------------------------------------------------------------
1997              Up to 50% of competitive                Depends on sale         None
                  real estate commission or               price of
                  disposition fee not to exceed           Property
                  10% of contract price for
                  Property
----------------------------------------------------------------------------------------------------------
1998              Same as 1997                                    Same            $8,100.00/
                                                                                  annum *
----------------------------------------------------------------------------------------------------------
1999              Same as 1997                                    Same            $8,100.00/
                                                                                  annum *
----------------------------------------------------------------------------------------------------------
2000              Same as 1997                                    Same            $8,100.00/
                                                                                  annum *
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          $24,300 **


- * or pro rata portion of fee if the Property is sold before the end of the year.

- ** or lesser amount, depending on a pro rata reduction if the Property is sold before 12/31/00


EXCLUSIVE RIGHT TO SELL THE PROPERTY

The Partnership Agreement currently provides in Section 4.3(c)(i):

"(c) Other than as authorized in this Agreement or the Prospectus, the General Partner is prohibited from entering into any agreements, contracts or arrangements on behalf of the Partnership with the General Partner or any Affiliate of the General Partner, including the following:

(i) neither the General Partner nor any such Affiliate shall be given an exclusive right to sell or exclusive employment to sell the Property for the Partnership."

The Second Alternative Amendments would delete Section 4.3(c)(i) from the Partnership Agreement and expressly provide that the General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Property.



Section 4.2(a) "AUTHORITY OF GENERAL PARTNER" would be amended to add the following provision:

"(xi) Reserve to itself or an Affiliate or enter into a contract for the exclusive right to sell or exclusive employment to sell property for the Partnership."

The foregoing amendments to Sections 4.3(c)(i) and 4.2(a) are designed both as an incentive to the General Partner to continue as general partner and to facilitate sales of the Property.


ELIMINATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

The Partnership Agreement currently provides in Section 4.3(b)(i):

"(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to:

(i) sell or otherwise dispose of at one time all or substantially all the assets of the Partnership, except that the General Partner may sell the Property without such consent (A) in connection with the liquidation of the Partnership under Section 6.3 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."

The Second Alternative Amendments would delete this subsection 4.3(b)(i) in its entirety.

The effect of the deletion would be to permit the General Partner to sell the Property in one or more sales without limitation as to price, other than general limitations imposed by its fiduciary duty to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The deletion of this provision could not only result in a sale which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but also could result in the sale of all or a portion of the Property at below its most recent appraised value discussed above under the heading "THE PROPERTY - Appraisal".


                    FEDERAL TAX CONSEQUENCES; LEGAL OPINION

The Partnership has obtained an opinion from legal counsel as of the date of this Proxy Statement that neither of the Alternative Amendments would cause: (i) a material adverse effect on the Limited Partners by reason of a termination of the Partnership for Federal income tax purposes; or (ii) the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes. If for some reason such legal counsel cannot restate the contemplated opinion on the date of the Special Meeting, the General Partner would adjourn the Special Meeting to a later date or cancel it.

                                 ELIGIBLE UNITS

The presence, in person or by proxy, of Limited Partners holding more than 50% of the total number of outstanding Units that Limited Partners hold will constitute a quorum at the Special Meeting. An assignee of Units that the General Partner has not admitted to the Partnership as a Limited Partner, however, will be unable to vote at the Special Meeting. Such assignee's Units will also not be considered outstanding for purposes of determining whether a quorum exists at the Special Meeting or whether the Limited Partners approve one of the Alternative Amendments. Additional Units acquired by a Limited Partner with respect to which the General Partner has not admitted such Limited Partner to the Partnership will also not be considered outstanding for purposes of the Special Meeting and the Limited Partner will be unable to vote such Units.

The General Partner has admitted to the Partnership as Limited Partners all assignees of Units as of the Record Date. As of the Record Date, there were 4,225 Units that Limited Partners held that were eligible to vote at the Special Meeting.

                                     VOTING

RECORD DATE. The General Partner has established the close of business on September 22, 1997 as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued and outstanding 4,225 Units. No matters other than the Alternative Amendments and certain procedural matters may be discussed or voted upon at the Special Meeting. For either of the sets of Alternative Amendments to take effect, the Limited Partners must vote more than 50% of the total number of outstanding Units in favor of one of the sets of Alternative Amendments at the Special Meeting. Limited Partners will possess one vote for each Unit eligible to be voted that they hold.


VOTE CONDITIONED ON ADOPTION OF ALL OF AMENDMENTS IN EITHER THE FIRST OR SECOND ALTERNATIVE AMENDMENTS. Limited Partners may vote in favor of or against or abstain from voting with respect to each of the amendments contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments. In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive in excess of 50% of the votes of Units eligible to vote.




For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against all of the proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not receive the required vote for passage.


REQUIRED VOTE. In the event both sets of Alternative Amendments received in excess of 50% of the votes of Units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.


EQUAL NUMBER OF VOTES CAST. In the event of an equal number of votes being cast sufficient for the adoption of both sets of Alternative Amendments, the General Partner will by a random drawing select the set of Alternative Amendments to be adopted. In such random drawing, the words "First Alternative Amendments" and "Second Alternative Amendments" will be written on separate ballots and placed in separate sealed envelopes in a ballot box. A member of the management of the General Partner, in the presence of an independent third party, who will be either counsel to or auditors for the Partnership, will then draw the set of Alternative Amendments to be adopted.


NO INDICATION OF VOTE. If a Limited Partner returns a signed proxy card without indicating how such Limited Partner wishes to vote on either the First Alternative Amendments or the Second Alternative Amendments, the vote will be counted as a vote for both sets of Alternative Amendments.


NEITHER ALTERNATIVE AMENDMENTS ADOPTED. If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as general partner of the Partnership in accordance with the Partnership Agreement.


ABSTENTIONS/BROKER NON-VOTES. With respect to each set of Alternative Amendments, abstentions and broker non-votes will have the same effect as a vote against approval because more than 50% of the total number of outstanding eligible Units must approve one set of Alternative Amendments, rather than just a majority of those eligible Units present at the Special Meeting.


APPRAISAL RIGHTS. Section 17-212 of the Delaware Revised Uniform Limited Partnership Act provides that a partnership agreement may provide for contractual appraisal rights for a partnership interest in a limited partnership held by any class, group of partners, or partnership interests in connection with the amendment of a partnership agreement. Dissenters' rights granted to holders of corporate securities by state statute are not provided to limited partners under the Delaware Revised Uniform Limited Partnership Act. The Partnership Agreement does not provide for contractual appraisal rights in connection with the adoption of either set of Alternative Amendments. Therefore, in the event one of the sets of Alternative Amendments is adopted, Limited Partners who oppose the adoption of such set of Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.

PROXIES. Proxy holders will vote the eligible Units represented by valid proxies at the Special Meeting in accordance with the directions given on the Proxy Card and this Proxy Statement concerning voting with respect to each set of Alternative Amendments. Moreover, the proxy holders intend to vote such Units on any procedural matters coming before the Special Meeting in accordance with their best judgment. Unless indicated to the contrary thereon, the directions given on a Limited Partner's Proxy Card will be for all of such Limited Partner's eligible Units.


REVOCATION OF PROXIES. A Limited Partner may revoke its proxy at any time prior to the proxy holder's voting of the Units to which such proxy applies by: (i) submitting a proxy with a later date to the Information Agent, (ii) attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting, or (iii) delivering a written notice of revocation of the proxy to the Information Agent at the address set forth herein, to be received by the Information Agent on or before November 5, 1997.



LIST OF LIMITED PARTNERS. Limited Partners may obtain a list of the name and last known address of each partner in the Partnership by submitting a written request to Margaret T. Tamasitis, Assistant Secretary, Southeast Acquisitions, Inc., 250 King of Prussia Road, Radnor, PA 19087. Requests for lists must be accompanied by payment of the reasonable costs incurred by the General Partner to reproduce the list.



Requests for lists must be accompanied by payment of the reasonable costs incurred by the General Partner to reproduce the list.


                               INFORMATION AGENT

The Information Agent may also participate in the solicitation of proxies. The Partnership has retained the Information Agent to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card (the "Proxy Materials") and to collect and tabulate completed Proxy Cards. Pursuant to the requirements of the Partnership Agreement, the Information Agent has mailed these documents by certified mail to each Limited Partner as of the Record Date at his record mailing address. As a result, the Information Agent has also distributed the Proxy Materials to various banks, brokerage firms, and other custodians, nominees, and fiduciaries that may hold Units on behalf of their beneficial holders (collectively, the "Nominee Holders"). The Partnership will also reimburse Nominee Holders for the reasonable expenses that they incur when forwarding the Proxy Materials to the beneficial owners of the Units. The Partnership will pay the Information Agent a fee of approximately $3,300 for such services and reimburse it for its out-of-pocket expenses. The Partnership will also reimburse Nominee Holders for the reasonable expenses that they incur when forwarding the attached letter from the General Partner and the Proxy Materials to the beneficial owners of the Units.

                      SOLICITATIONS BY THE GENERAL PARTNER

The directors, officers, and employees of the General Partner may solicit proxies for the Alternative Amendments by mail, personal interview, telephone, facsimile transmission, or other means. They will receive no additional compensation therefor.


                               OWNERSHIP OF UNITS

The following table sets forth certain information regarding the beneficial ownership of the Units and the capital stock of the General Partner (the "SEA Shares"), respectively, as of September 22, 1997 by: (i) all persons who are beneficial owners of 5% or more of the Units or the SEA Shares, respectively,
(ii) all directors and executive officers of the General Partner, and (iii) all directors and executive officers of the General Partner as a group. The General Partner does not itself own any Units but does hold a partnership interest as a general partner. The disclosure that no other person is the beneficial owner of 5% or more of the Units other than as set forth below is based upon the Partnership not having received any Schedules 13D or 13G to the contrary on or before September 22, 1997. Unless stated otherwise, the persons named below possess sole voting and investment power with respect to the securities set forth opposite their names.


                                               Units            SEA Shares
                                          ----------------   ----------------
Name and Address of Beneficial Owner      Number   Percent   Number   Percent
------------------------------------      ------   -------   ------   -------
   Fidelity Enterprises, Inc.                                  100      100%
   250 King of Prussia Road
   Radnor, Pennsylvania 19087

   Dollar General Retirement Trust          250      5.9%
   NA-0404
   1 Burton Hills Blvd., Suite 210
   Nashville, Tennessee 37215

EXPERTS

The financial statements of the Partnership at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 incorporated herein by reference have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Representatives of the firm of Ernst & Young LLP are expected to be present in person or by telephone at the Special Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

AVAILABLE INFORMATION

The Partnership is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements, and other information that the Partnership has filed with the Commission may be inspected and copied at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Commission's regional offices located at Room 3190, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. In addition, such reports, proxy statements, and other information concerning the Partnership may be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates. The Partnership's reports, proxy statements, and other information filed with the Commission may also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005. They are also available through the Commission's Web site at http:\\www.sec.gov.


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


The Partnership hereby incorporates herein by reference the Financial Information (as hereinafter defined) appearing in: (i) the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, Commission File No. 0-16835, (as amended on July 15, 1997 and August 28, 1997) (ii) the Partnership's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997 and (iii) the Partnership's periodic reports, and amendments, if any, filed with the Commission under the Exchange Act after the date hereof but on or before the date of Special Meeting. The Partnership also hereby incorporates herein by reference any current reports filed with the Commission after the date hereof but on or before the Special Meeting. Any statement contained herein or in a document incorporated by reference herein, however, shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained in a subsequently dated document that is considered part of this Proxy Statement is inconsistent therewith. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The term "Financial Information" shall mean any financial statements, supplementary financial information, and management discussion and analysis of financial condition and results of operations.


Upon request and without charge, the Partnership will send to any Limited Partner a copy of any document incorporated herein by reference, excluding any exhibits to such document. Any such request should be made to the General Partner at the address or telephone number set forth on the back cover page of this Proxy Statement. The General Partner will fulfill each such request by mailing the requested document to the requesting Limited Partner by first class mail within one business day after receiving the request. Requests should be made to Margaret M. Tamasitis, Assistant Secretary, Southeast Acquisitions, Inc., 250 King of Prussia Road, Radnor, PA 19087 (610) 964-7234.

APPENDIX I

GLOSSARY OF DEFINED TERMS

The following terms used in the foregoing Proxy Statement shall have the meanings specified in this Appendix.

"Acquisition Cost" means the price originally paid for a Partnership asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest.


"Adjusted Capital Contributions" means an amount equal to $4,225,000 reduced by an amount equal to all distributions (other than distributions of operational cash flow) made to the Limited Partners under Section 3.1(b) of the Partnership Agreement, but in no event an amount less than zero.



"Affiliate" or "Affiliated Person" of a specified Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person; (ii) any Person owning or controlling 10% or more of the outstanding voting securities of the specified Person; (iii) any officer, director, or partner of the specified Person; and (iv) if the specified Person is an officer, director or partner, any company for which such a Person acts in any such capacity.



"Alternative Amendments" means the proposed First Alternative Amendments and Second Alternative Amendments to the Partnership Agreement.


"Capital Contribution" means the total amount of money (and the initial gross asset value of any property other than money) contributed to the Partnership (prior to the deduction of any selling commissions, selling allowances or selling expenses) by any Partner or all the Partners (or the predecessor holders of the Interests of any Partner or Partners).




"Commission" means The Securities and Exchange Commission.


"Consulting Agreement" means the Consulting Agreement between Deborah J. Dillon, and the General Partner by which Ms. Dillon agreed to act as Director of Operations of the Partnership under a performance-based consulting agreement.



"Closing Date" means the date on which subscriptions for all 4,225 Units were accepted by the General Partner, and the subscribers therefor are admitted as Limited Partners.

"Cumulative Annual Return" means an amount equal to 10% per year simple interest on the Adjusted Capital Contributions of the Limited Partners, calculated from the earlier of (i) the end of the calendar quarter in which the Capital Contributions are made or (ii) the Closing Date.

"Exchange Act" means The Securities and Exchange Act of 1934, as amended.

"Fidelity Mutual" means Fidelity Mutual Life Insurance Company, in Rehabilitation, which indirectly owns all of the capital stock of the General Partner.





"Financing" means any mortgage financing, refinancing or borrowing secured by the Property.


"First Alternative Amendments" means the proposed set of Alternative Amendments set forth on pages B1-B3 of Exhibit B to this Proxy Statement.

"General Partner" means Southeast Acquisitions, Inc., a Delaware corporation.




"Information Agent" means D.F. King & Co., Inc.


"Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with this Agreement. Reference to a majority or specified percentage in interest of the Limited Partners means Limited Partners whose combined Units represent over 50% or at least such specified percentage, respectively, of the Units of all Limited Partners.


"Kaiser" means Kaiser Steel Corporation


"Limited Partners" means the limited partners of Southeast Acquisitions I, L.P.


"New General Partner" means Southern Management Group, LLC, a
Tennessee Limited Liability Company.



"Nominee Holders" means banks, brokerage firms, custodians, nominees, and fiduciaries that may hold Units on behalf of beneficial owners in Southeast Acquisitions I, L.P.


"Partnership Agreement" means the Restated Limited Partnership Agreement of Southeast Acquisitions I, L.P.


"Partner" or "Partners" means any General Partner or Limited Partner.


"Partnership" means Southeast Acquisitions I, L.P.


"Person" means any individual, partnership, corporation, trust or other entity.


"Phoenix" means Phoenix Investment Company, a publicly owned Atlanta based real estate development company and investment firm.

"Plan" means the plan of Rehabilitation for Fidelity Mutual.

"Property" means the property acquired by the Partnership in Columbia, South Carolina.

"Proxy Card" means the proxy card distributed to all Limited Partners of Record for the purpose of instructing proxy-holders how to vote a Limited Partner's Units with respect to the Alternative Amendments if that partner cannot attend the vote personally.

"Proxy Materials" means collectively, the notice of the Special Meeting, the Proxy Statement, and Proxy Card distributed by the Partnership through its Information Agent.


"Proxy Statement" means this Proxy Statement distributed by the Partnership to all Limited Partners concerning the vote on the Alternative Amendments.



"Record Date" means September 22, 1997.


"Rehabilitation" means the state directed rehabilitation of Fidelity Mutual.


"Reserves" means funds set aside or amounts allocated to reserves which shall be maintained in amounts deemed sufficient by the General Partner for working capital and to pay taxes, insurance, debt service, repairs, replacements or renewals, or other costs or expenses, incident to the ownership or operation of the Property.



"Sale" means any Partnership transaction (other than the receipt of Capital Contributions) not in the ordinary course of its business, including, without limitation, sales, exchanges or other dispositions of real or personal property, condemnations, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds), but excluding any Financing.



"Sale or Financing proceeds," "Sale proceeds" or "Financing proceeds," mean all cash receipts arising from a Sale or Financing, as the context requires, less the following:



                (i) the amount necessary for the payment of all debts and obligations related to the particular Sale or Financing;



                (ii) the amount of cash paid or to be paid in connection with such Sale or Financing (which shall include, with regard to damage recoveries or insurance or condemnation proceeds, cash paid or to be paid in connection with repairs, replacements or renewals, in the discretion of the General Partner, relating to the damage to or partial condemnation of the affected property); and



                (iii) the amount considered appropriate by the General Partner to pay taxes, insurance, debt service, repairs, replacements or renewals, or other costs or expenses of the Partnership (including costs of improvements or additions in connection with the Property or to provide for the purchase of land or other interests in connection with the Property or to provide Reserves.


"SEA Shares" means the capital stock of the General Partner.

"Second Alternative Amendments" means the proposed set of Alternative Amendments set forth on pages B4-B6 of Exhibit B to this Proxy Statement.


"SMG" means Southern Management Group, LLC, a Tennessee Limited Liability
Company.



"Special Meeting" means the meeting to be held November 6, 1997 to consider and vote upon the Alternative Amendments.



"SV" means Southeast Venture Companies, the predecessor to SVC.


"SVC" means Southeast Venture Corporation, Inc., a Tennessee corporation which owns 49% of SMG.


"Units" means the units of limited partnership interest in the Partnership.



"Unpaid Cumulative Return" means an amount, determined as of the date of the Partnership's receipt of Sale or Financing proceeds, equal to the Cumulative Annual Return as of such date less the sum of all distributions to the Limited Partners before such date under Section 3.1(a) of the Partnership Agreement, but in no event less than zero.

                                    EXHIBIT A

                             PARTNERSHIP AGREEMENT

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

INTRODUCTION ..........................................................   A-1

ARTICLE I             ORGANIZATION ....................................   A-1
               1.1    Continuation ....................................   A-1
               1.2    Name ............................................   A-1
               1.3    Term ............................................   A-1
               1.4    Place of Business ...............................   A-1
               1.5    Registered Office and Registered Agent ..........   A-1
               1.6    Business ........................................   A-1

ARTICLE II            PARTNERS AND CAPITAL ............................   A-2
               2.1    General Partner .................................   A-2
               2.2    Units ...........................................   A-2
               2.3    Capital Contributions of Limited
                         Partners .....................................   A-2
               2.4    Limited Partners ................................   A-2
               2.5    Partnership Capital .............................   A-2
               2.6    Liability of Partners ...........................   A-2
               2.7    Capital Accounts ................................   A-2

ARTICLE III           DISTRIBUTIONS, TAXABLE INCOME AND TAX LOSS ......   A-3
               3.1    Cash Distributions ..............................   A-3
               3.2    Taxable Income and Tax Loss .....................   A-3
               3.3    Allocations and Distributions Among Partners ....   A-4
               3.4    Income Offset ...................................   A-4
               3.5    Syndication Expenses ............................   A-5
               3.6    Minimum Gain Chargeback .........................   A-5
               3.7    Recharacterization of Fees ......................   A-5
               3.8    Other Allocations ...............................   A-5

ARTICLE IV            MANAGEMENT ......................................   A-5
               4.1    Exclusive Management Rights of General Partner ..   A-5
               4.2    Authority of General Partner ....................   A-5
               4.3    Restrictions on Authority of General Partner ....   A-6
               4.4    Duties and Obligations of the General Partner ...   A-7
               4.5    Compensation of General Partner .................   A-8
               4.6    Partnership Expenses ............................   A-8
               4.7    Other Business of Partners ......................   A-9
               4.8    Limitation on Responsibility of General Partner;
                         Indemnification ..............................   A-10

ARTICLE V             SUCCESSOR AND ADDITIONAL GENERAL PARTNERS:
                         WITHDRAWAL OF GENERAL PARTNER ................   A-10
               5.1    Successor or Additional General Partner .........   A-10
               5.2    Bankruptcy, Death, Dissolution or Incompetence
                         of General Partner ...........................   A-11
               5.3    Liability of Withdrawn General Partner ..........   A-11
               5.4    Restrictions on Transfer of General Partner's
                         Interest .....................................   A-11
               5.5    Consent of Limited Partners to Successor or
                         Additional General Partners ..................   A-12
               5.6    Valuation of Interest of General Partner ........   A-12
ARTICLE VI            DISSOLUTION AND LIQUIDATION .....................   A-12
               6.1    Events Causing Dissolution ......................   A-12
               6.2    Capital Contribution on Dissolution .............   A-13
               6.3    Liquidation .....................................   A-13
               6.4    Time Limitation .................................   A-14
ARTICLE VII           TRANSFERABILITY OF UNITS ........................   A-14
               7.1    Restrictions on Transfers .......................   A-14
               7.2    Assignees and Substituted Limited Partners ......   A-14
ARTICLE VIII          BOOKS AND RECORDS; BANKING ......................   A-15
               8.1    Books and Records ...............................   A-15
               8.2    Accounting and Fiscal Year ......................   A-15
               8.3    Bank Accounts and Investments ...................   A-15
               8.4    Reports .........................................   A-15
               8.5    Depreciation and Elections ......................   A-16
               8.6    Designation of Tax Matters Partner ..............   A-16
ARTICLE IX            MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS ..   A-16
               9.1    Meetings ........................................   A-16
               9.2    Voting Rights of Limited Partners ...............   A-17
ARTICLE X             MISCELLANEOUS ...................................   A-18
              10.1    Appointment of General Partner as
                         Attorney-in-Fact .............................   A-18
              10.2    Amendments ......................................   A-18
              10.3    Security Interest and Right of Setoff ...........   A-19
              10.4    Ownership by Limited Partner of Interest in
                         General Partner or Affiliates ................   A-19
              10.5    Parties Bound ...................................   A-19
              10.6    Governing Law; Construction .....................   A-20
ARTICLE XI            DEFINITIONS .....................................   A-20
              11.1    Defined Terms ...................................   A-20

                     RESTATED LIMITED PARTNERSHIP AGREEMENT
                        OF SOUTHEAST ACQUISITIONS I, L.P.

     This Restated Limited Partnership Agreement is made as of the 4th day of June 1987, by Southeast Acquisitions, Inc., a Delaware corporation, as general partner, F M Initial, Inc., as the initial limited partner, and the Persons who on or after the execution of this Agreement are admitted as limited partners of the Partnership.

                                  INTRODUCTION

    On December 5, 1986, Southeast Acquisitions, Inc., as general partner, and
F M Initial, Inc. ("FMI"), as initial limited partner, formed a Delaware limited partnership (the "Partnership") named Southeast Acquisitions I, L.P. by the filing of a certificate of limited partnership in the Office of the Secretary of State of Delaware. The parties hereto desire to effect the withdrawal of FMI as initial limited partner of the Partnership, the admission of the Persons listed on Schedule "A" hereto as limited partners of the Partnership and the amendment of the agreement among the Partners to read in its entirety as set forth in Articles I through XI hereof. To accomplish this, the parties agree that:

         1. The Persons identified on Schedule "A" hereto are hereby admitted as limited partners of the Partnership.

         2. FMI hereby withdraws as a limited partner of the Partnership and is released from all its obligations to the Partnership as the initial limited partner. The Partnership shall promptly return FMI's capital contribution as initial limited partner.

         3. The agreement among the Partners of the Partnership is hereby amended to read in its entirety as set forth in Articles I through XI hereof.

                                    ARTICLE I
                                  ORGANIZATION

    1.1. CONTINUATION. The Partners hereby agree to continue the Partnership as a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

    1.2. NAME. The name of the Partnership shall be Southeast Acquisitions I, L.P., or such other name as may be selected by the General Partner, who shall give notice of any change to the Limited Partners.

    1.3. TERM. The Partnership shall exist for a term ending December 31, 1997, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement.

    1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 259 Radnor-Chester Road, Radnor, Pennsylvania 19087, or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine.

    1.5. REGISTERED OFFICE AND REGISTERED AGENT. The Partnership's registered office in the State of Delaware and its registered agent at such office shall be determined by the General Partner.

    1.6. BUSINESS. The business of the Partnership is to acquire, hold, maintain, develop, operate, improve, lease, finance, refinance, sell, dispose of, borrow money in connection with, and to otherwise deal with, the Property and to engage in any other activities related or incidental thereto. The Partnership shall not engage in any other business or activity.

                                   ARTICLE II

                              PARTNERS AND CAPITAL

    2.1. GENERAL PARTNER. The General Partner is Southeast Acquisitions, Inc., a Delaware corporation, 259 Radnor-Chester Road, Radnor, Pennsylvania 19087. The General Partner has contributed $1,000 to the capital of the Partnership. Except as set forth in Section 6.2, the General Partner shall not be required to make any additional Capital Contribution to the Partnership.

    2.2. UNITS. The Partnership intends to offer and sell 4,225 Units of limited partnership interest and to admit as Limited Partners the Persons who contribute cash to the capital of the Partnership as the purchase price for the Units. The General Partner may authorize the sale of fractional Units, in which event the payment for (and the rights and other obligations attributable to) each fractional Unit will be the pro rata portion of those indicated for a whole Unit.

    2.3. CAPITAL CONTRIBUTIONS OF LIMITED PARTNERS. Each Limited Partner shall make a Capital Contribution of $1,000 as the purchase price for each Unit which he purchases from the Partnership. The Capital Contributions of the Limited Partners shall be made in cash. Except as required by the Act, each Unit shall be fully paid and non-assessable, and no assessments for payments by the Limited Partners will be made by the General Partner.

    2.4. LIMITED PARTNERS. The Limited Partners shall be the Persons identified from time to time as Limited Partners on the records of the Partnership and shall be admitted as Limited Partners when their admission is consented to by the General Partner and shown on the records of the Partnership.

    2.5. PARTNERSHIP CAPITAL. No Partner shall be paid interest on any Capital Contribution. The Partnership shall not redeem or repurchase any Units. No Partner shall have the right to reduce, withdraw, or receive any return of, his Capital Contribution, except as provided in Article III and Section 6.3. No Partner shall have the right to bring an action for partition against the Partnership.

    2.6. LIABILITY OF PARTNERS. (a) No Limited Partner, as such, shall be liable for the debts, liabilities, contracts or any other obligations of the Partnership. A Limited Partner shall be liable only to make his Capital Contribution and shall not be required to lend any funds to the Partnership or, after his Capital Contribution has been paid, to make any further Capital Contribution to the Partnership or to repay to the Partnership, any Partner or any creditor of the Partnership any portion of any negative balance of his Capital Account. However, in accordance with Delaware law, a Limited Partner may, under certain circumstances, be required to return to the Partnership, for the benefit of Partnership creditors, amounts previously distributed to him. If any court of competent jurisdiction holds that any Limited Partner is obligated to make any such return, such obligation shall be the obligation of the Limited Partner and not of the General Partner.

    (b) The General Partner shall have no personal liability for the repayment of the Capital Contribution of any Limited Partner or to repay to the Partnership any portion or all of any negative amount of its Capital Account, except as provided in Section 6.2.

    2.7. CAPITAL ACCOUNTS. (a) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Taxable Income, and any items in the nature of income or gain that are specially allocated pursuant to Sections 3.4 and 3.6, and the amount of any Partnership liabilities that are assumed by such Partner or that are secured by any Partnership property distributed to such Partner.

    (b) To each Partner's Capital Account there shall be debited distributions to such Partner pursuant to this Agreement, such Partner's distributive share of Tax Loss, any items in the nature of expenses or losses that are specially allocated pursuant to Section 3.5, and the amount of any liabilities of such Partner that are assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

    (c) If any Interest in the Partnership is transferred in accordance with this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

    (d) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such regulation. If the General Partner determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such regulation, the General Partner may make such modification, provided that it is not likely to have a material effect on the distribution to any Partner pursuant to Section 6.3(a) on the liquidation of the Partnership or of a Partner's interest therein. The General Partner shall adjust the amounts debited or credited to Capital Accounts with respect to (i) any property contributed to the Partnership or distributed to the Partners, and (ii) any liabilities that are secured by such contributed or distributed property or that are assumed by the Partnership or the General Partner, in the event the General Partner determines such adjustments are necessary or appropriate pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv). The General Partner also shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704-1(b).

                                   ARTICLE III
                   DISTRIBUTIONS, TAXABLE INCOME AND TAX LOSS

    3.1. CASH DISTRIBUTIONS. Cash distributions for any calendar quarter shall be distributed within 60 days following the close of such calendar quarter (or more frequently in the discretion of the General Partner) in the following order of priority:

         (a) 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner until the Limited Partners have received an amount equal to the Unpaid Cumulative Return;

         (b) 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner until the Limited Partners have received aggregate distributions under this Section 3.1(b) in a total amount equal to $4,225,000;

         (c) then 70% to the Limited Partners (in proportion to their Units) and 30% to the General Partner;

provided, however, that amounts distributed in connection with the liquidation of the Partnership or a Partner's Interest (within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)) shall be distributed in accordance with the Partner's positive Capital Account as adjusted for all operations and transactions preceding such distribution.

    3.2. TAXABLE INCOME AND TAX LOSS. (a) Taxable Income and Tax Loss of the Partnership shall be determined and allocated for each fiscal year of the Partnership as of the end of such year. Notwithstanding anything to the contrary in this Section 3.2, for each fiscal year at least 1% of the Partnership's Taxable Income or Tax Loss, as the case may be, shall be allocated to the General Partner.

         (b) Taxable Income for a fiscal year not arising from a Sale shall be allocated in the following order of priority:

               (i) Taxable Income shall be allocated to each Partner in an amount equal to the amount of cash distributed to him for that year. If the Taxable Income available to be so allocated is less than the amount of cash distributed to all Partners for such year, then such Taxable Income shall be allocated to the Partners in proportion to their respective shares of such cash.

               (ii) Taxable Income shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Taxable Income available to be so allocated is less than the sum of all Partners' negative Capital Accounts, then such Taxable Income shall be allocated to the Partners in proportion to the respective negative amounts of their Capital Accounts.

               (iii) Any remaining Taxable Income shall be allocated in the same proportions that cash distributions equal to such remaining Taxable Income would be distributed pursuant to Section 3.1 (without regard to the final proviso thereof).

           (c) Tax Loss not arising from a Sale shall be allocated 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner.

           (d) Taxable Income arising from a Sale shall be allocated in the following order of priority:

               (i) Taxable Income shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Taxable Income available to be so allocated is less than the sum of all Partners' negative Capital Accounts, then such Taxable Income shall be allocated to the Partners in proportion to the respective negative amounts of their Capital Accounts.

               (ii) An amount of Taxable Income equal to the excess of (A) the Sale proceeds that would be distributed to the Partners with respect to such Sale pursuant to Section 3.1 (without regard to the final proviso thereof) over (B) the aggregate Capital Accounts (as adjusted to reflect the allocation of Taxable Income pursuant to subparagraph
           (i) above) of all Partners shall be allocated among all Partners in proportion to their respective shares of such excess.

               (iii) Any remaining Taxable Income shall be allocated in the same proportions that cash distributions equal to such remaining Taxable Income would be distributed pursuant to Section 3.1 (without regard to the final proviso thereof).

           (e) Tax Loss arising from a Sale shall be allocated in the following order of priority:

               (i) Tax Loss shall be allocated to each Partner in an amount equal to the positive amount, if any, of his Capital Account. If the Tax Loss available to be so allocated is less than the sum of all Partners' positive Capital Accounts, then such Tax Loss shall be allocated to the Partners in proportion to the respective positive amounts of their Capital Accounts.

               (ii) Any remaining Tax Loss shall be allocated 99% to the Limited Partners and 1% to the General Partner.

      3.3. ALLOCATIONS AND DISTRIBUTIONS AMONG PARTNERS.

           (a) Except as provided in Section 3.3(b) and 3.3(d), Taxable Income and Tax Loss not arising from a Sale allocable to the Limited Partners shall be allocated, and cash distributions not arising from a Sale or Financing distributable to the Limited Partners shall be distributed, to the Persons recognized (in accordance with Section 7.2(d) in the case of a transfer of Units) as the holders of Units as of the last day of the fiscal period for which such allocation or distribution is to be made.

           (b) Taxable Income or Tax Loss not arising from a Sale for a fiscal year allocable to any Unit which has been transferred during such year shall be divided and allocated between the transferor and the transferee based on the number of quarterly periods that each was recognized (in accordance with Section 7.2(d)) as the holder of the Unit, without regard to whether Partnership operations during particular quarterly periods of such fiscal year produced profits or losses or cash distributions.

           (c) (i) Taxable Income or Tax Loss arising from a Sale allocable to the Limited Partners shall be allocated, and all Sale or Financing proceeds distributable to the Limited Partners shall be distributed, to the Persons recognized (in accordance with Section 7.2(d) in the case of a transfer of Units) as the holders of Units as of the date of such Sale or Financing, except that (ii) Taxable Income or Tax Loss which is attributable to, and Sale proceeds which represent, Sale proceeds not received by the Partnership as cash on a Sale but later received as a result of an installment or other deferred sale, shall be allocated or distributed, as the case may be to the Persons recognized (in accordance with Section 7.2(d) in the case of a transfer of Units) as the holders of Units as of the date such Sale proceeds are received by the Partnership.

           (d) Any amounts withheld pursuant to Section 4.2(c) shall be treated as amounts distributed to the Partners pursuant to Section 3.1 for all purposes under this Agreement. Amounts treated as distributed to a Partner pursuant to this Section 3.3(d) shall reduce the amounts otherwise distributed to such Partner pursuant to Section 3.1.

      3.4. INCOME OFFSET. (a) If any Partners unexpectedly receive any adjustments, allocations, or distributions described in Treasury Regulation
Section 1.704-1(b)(2)(ii)(d)(4) or (5) or (6), 1.704-1(b)(2)(ii)(d)(5), or
1.704-1(b)(2)(ii)(d)(6), Taxable Income shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate the deficit balances in their Capital Accounts created thereby as quickly as possible. Any special allocations of items of income or gain pursuant to this Section 3.4 shall be taken into account in computing subsequent allocations of Taxable Income pursuant to this Article III, so that the net amount of any items so allocated and the Taxable Income, Tax Loss, and all other items allocated to each Partner pursuant to this Article III shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to this Article III if such unexpected adjustments, allocations or distributions had not occurred.

    3.5. SYNDICATION EXPENSES. Syndication Expenses shall be specially allocated to the Limited Partners in proportion to their Units.

    3.6. MINIMUM GAIN CHARGEBACK. In the event of a net decrease in Partnership "minimum gain" (within the meaning of Section 1.704-1(b)(4)(iv)(C) of the Treasury Regulations) during any fiscal year of the Partnership, all Partners with a deficit Capital Account balance at the end of such year (excluding from each Partner's deficit Capital Account balance any amount that such Partner is obligated to restore hereunder) will be allocated, before any other allocation, Taxable Income for such year (and, if necessary, subsequent taxable years) in the amount and in the proportions needed to eliminate such deficits as quickly as possible.

    3.7. RECHARACTERIZATION OF FEES. Any fees paid to the General Partner or any of its Affiliates which are disallowed as deductible expenses by the Internal Revenue Service shall constitute special allocations of gross income to the General Partner for income tax purposes.

    3.8. OTHER ALLOCATIONS. Any allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Taxable Income or Tax Loss, as the case may be, for the period.

                                   ARTICLE IV
                                   MANAGEMENT

    4.1. EXCLUSIVE MANAGEMENT RIGHTS OF GENERAL PARTNER. Subject to this Agreement, the General Partner shall have complete authority over and exclusive control and management of the business and affairs of the Partnership. The Limited Partners, as such, shall not take part in, or at any time interfere in any manner with, the management, conduct or control of the Partnership's business or operations and shall have no right or authority to act for or bind the Partnership. Except as expressly provided elsewhere in this Agreement, the Limited Partners have no right to remove the General Partner, to compel the General Partner's withdrawal from the Partnership or to elect other General Partners.

    4.2. AUTHORITY OF GENERAL PARTNER. (a) Subject only to this Agreement and the Act, in connection with the management of the Partnership, the General Partner shall have and may exercise all of the rights, powers and privileges of a general partner of a partnership without limited partners, including without limitation the right, if, as and when the General Partner may deem necessary or appropriate for the business of the Partnership, on behalf of, and at the expense of, the Partnership to:

               (i) Acquire, through purchase, lease, exchange or otherwise, or otherwise make investments in, any real or personal property.

               (ii) Operate, maintain, develop, improve, finance, refinance, own, grant options with respect to, sell, convey, assign, mortgage, exchange or lease and have constructed any real estate and any personal property.

               (iii) Execute any agreements, contracts, documents, certifications and other instruments, and any deeds, leases, mortgages, mortgage notes, bills of sale, contracts or other instruments purporting to convey, exchange or encumber the real or personal property of the Partnership.

               (iv) Borrow money and issue evidences of indebtedness and secure the same by mortgage, pledge or other lien on any properties or other assets of the Partnership.

               (v) Prepay in whole or in part, refinance, recast, increase, modify or extend any mortgage affecting the Property and in connection therewith execute any extensions, consolidations, modifications or renewals of mortgages on the Property.

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
         (vii) Engage in any kind of activity and perform and carry out contracts of any kind.

         (viii) Deal with, or otherwise engage in business with, any Person who has dealt with or engaged in business with or may in the future deal with or engage in business with the General Partner or any Affiliate of the General Partner. No such dealing or engaging in business may involve any direct or indirect payment by the Partnership of any rebate or any reciprocal arrangement which would have the effect of circumventing any restriction set forth herein on dealings with the General Partner or any Affiliate of the General Partner.

         (ix) Pay to an Affiliate of the General Partner, in compensation for services rendered in evaluating, selecting and acquiring the Property, an Acquisition Fee of $50,000.

         (x) Execute a Dealer Manager Agreement with First Radnor Equities, Inc. (an Affiliate of the General Partner) pursuant to which said firm will assist the Partnership in the sale of Units and be paid selling commissions and allowances therefor and be indemnified against certain liabilities.

     (b) Any Person dealing with the Partnership or the General Partner may rely on a certificate signed by the General Partner as to:

         (i) the identity of any General Partner or Limited Partner;

         (ii) the existence or non-existence of any facts which constitute a condition precedent to acts by the General Partner or in any other manner germane to the affairs of the Partnership;

         (iii) the Persons who are authorized to execute and deliver any instrument or document for the Partnership; or

         (iv) any act or failure to act by the Partnership or as to any other matter involving the Partnership or any Partner.

     (c) The General Partner may withhold income taxes as required by, and otherwise comply with and take actions necessary as a result of, provisions of the Code or any state tax law requiring withholding.

     4.3. RESTRICTIONS ON AUTHORITY OF GENERAL PARTNER. (a) Without the Consent of all the Limited Partners the General Partner shall not have the authority to:

          (i) do any act in contravention of this Agreement.

          (ii) possess Partnership property, or assign its rights in specific Partnership property, for other than a Partnership purpose.

          (iii) admit a Person as a General Partner, except as provided in this Agreement.

          (iv) admit a Person as a Limited Partner, except as provided in this Agreement.

          (v) knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction.

     (b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to:

          (i) sell or otherwise dispose of at one time all or substantially all the assets of the Partnership, except that the General Partner may sell the Property without such consent (A) in connection with the liquidation of the Partnership under Section 6.3 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

          (ii) elect to dissolve the Partnership.

    (c) Other than as authorized in this Agreement or the Prospectus, the General Partner is prohibited from entering into any agreements, contracts or arrangements on behalf of the Partnership with the General Partner or any Affiliate of the General Partner, including the following:

          (i) neither the General Partner nor any such Affiliate shall be given an exclusive right to sell or exclusive employment to sell the Property for the Partnership.

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
          (ii) neither the General Partner nor any such Affiliate shall enter into an agreement or contract with the Partnership for the development of the Property or the construction of improvements on the Property.

          (iii) the Partnership shall not lend money to the General Partner or any such Affiliate.

          (iv) neither the General Partner nor any such Affiliate shall lend money to the Partnership if interest rates and other finance charges and fees in connection with such loan are in excess of the amounts charged by unrelated banks on comparable loans for the same purpose in the locality of the Property or make loans with a prepayment charge or penalty. Neither the General Partner nor any Affiliate thereof shall provide Financing to the Partnership. "Financing" is indebtedness encumbering Partnership properties, the principal amount of which is scheduled to be paid over a period of not less than 48 months, and not more than 50 percent of the principal amount of which is scheduled to be paid during the first 24 months.

     (d) No rebates or give-ups may be received by the General Partner or any Affiliate of the General Partner, nor may the General Partner or any such Affiliate participate in any reciprocal business arrangements which would have the effect of circumventing any of the provisions of this Agreement.

     (e) Any agreement, contract or arrangement between the Partnership and the General Partner or any Affiliate of the General Partner shall be subject to the following conditions:

          (i) Any such agreements, contracts or arrangements shall be fully and promptly disclosed to all Partners, if not previously disclosed, in one of the reports provided for in Section 8.4, stating the compensation to be paid by the Partnership.

          (ii) Any such agreements, contracts or arrangements shall be terminable by either party, without penalty, on 60 days' prior written notice.

     (f) The General Partner shall not on behalf of the Partnership acquire any property in exchange for Units in the Partnership.

     (g) The General Partner shall not sell or lease the Property to the General Partner or any Affiliate of the General Partner.

     (h) The General Partner shall not directly or indirectly pay or award any commissions or other compensation to any Person engaged by a potential Limited Partner for investment advice as an inducement to such adviser to advise the purchase of the Units; provided, however, that this clause shall not prohibit the normal sales commissions payable to a registered broker-dealer or other properly licensed Person for selling the Units.

     (i) The Partnership shall not invest in limited partnerships, general partnerships or joint ventures.

     (j) Reinvestment of cash flow from operations shall not be allowed. Reinvestment of Sale or Financing proceeds resulting from a disposition or refinancing will not take place.

     4.4. DUTIES AND OBLIGATIONS OF THE GENERAL PARTNER. (a) The General Partner shall take all action which may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the laws of the State of Delaware.

     (b) The General Partner shall devote to the Partnership such time as may be necessary for the proper performance of its duties hereunder, but the officers and directors of the General Partner shall not be required to devote their full time to the performance of such duties.

     (c) The General Partner shall use its best efforts to maintain at all times a net worth (which may be aggregated with the net worth of additional General Partners admitted pursuant to Section 5.1(b)) at a level sufficient to assure that the Partnership will be classified for federal income tax purposes as a partnership and not as an association taxable as a corporation.

     (d) The General Partner shall at all times conduct its affairs and the affairs of the Partnership and all of its Affiliates in such a manner that neither the Partnership nor any Partner nor any Affiliate of any Partner will have any personal liability under any mortgage on any of the Property, except that the

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
General Partner or an Affiliate thereof may (but shall not be required to) incur such personal liability it in the opinion of the General Partner it would be in the best interests of the Limited Partners to incur such personal liability.

     (e) The General Partner shall prepare or have prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay any taxes payable by the Partnership.

     (f) The General Partner shall obtain and keep in force during the term hereof such public liability insurance in favor of the Partnership with such insurers and in such amounts as the General Partner deems advisable, but in amounts not less (and with deductible amounts not greater) than those customarily maintained with respect to properties comparable to the Partnership's Property.

     (g) The General Partner shall be under a fiduciary duty to conduct the affairs of the Partnership in the best interests of the Partnership and of the Limited Partners, including the safekeeping and use of all Partnership funds and assets and the use thereof for the exclusive benefit of the Partnership. Neither the General Partner nor any Affiliate of the General Partner shall enter into any transaction with the Partnership unless the transaction is permitted hereunder or is entered into principally for the benefit of the Partnership in the ordinary course of Partnership business. The General Partner shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in the General Partner's possession or control. The General Partner shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership. The Limited Partners may not contract away the fiduciary duty owed to them by the General Partner under the common law.

     (h) The General Partner shall use its best efforts to assure that the Partnership will not be deemed an investment company as such term is defined in the Investment Company Act of 1940.

     (i) The General Partner shall use at least 85% of the Limited Partners' Capital Contributions for Investment in Property.

     4.5. COMPENSATION OF GENERAL PARTNER. (a) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership and the Property, the General Partner shall receive a management fee of $8,100 per year, but not in excess of a total of $64,800 during the term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's Reserves are less than $21,125, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units.

     (b) The General Partner shall not in its capacity as General Partner receive any salary, fees, profits or distributions except those to which it may be entitled under Article III or IV.

     (c) The Partnership shall not pay, directly or indirectly, a commission or fee (except as permitted under Articles III or IV) to the General Partner or any Affiliate thereof in connection with the reinvestment or distribution of the proceeds of the resale, exchange, or refinancing of the Property.

     4.6. PARTNERSHIP EXPENSES. (a) The General Partner shall bear, and shall pay or reimburse the Partnership for, all Organizational Expenses in excess of 13.8% of the gross proceeds to the Partnership from the sale of the Units. The Partnership shall bear, and shall pay, or reimburse the General Partner or its Affiliates for, the actual cost of all other Organizational Expenses.

     (b) All expenses of the Partnership shall be billed directly to and paid by the Partnership. The General Partner may be reimbursed for the actual cost of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner. The General Partner may be reimbursed for the administrative services necessary to the prudent operation of the Partnership provided that the reimbursement shall be at the lower of the General Partner's actual cost or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location. Costs of the General Partner may only be charged to the Partnership to the extent that such costs are directly attributable to services rendered to the Partnership. Subject to (and only in accordance with) the foregoing, the Partnership shall pay (or reimburse the General Partner for) the actual cost of all expenses related to the administration and operation of the Partnership, including without limitation:

          (i) all costs of personnel involved in the business of the Partnership (but not the salaries and compensation of the executive officers and directors, as such, of the General Partner or its Affiliates);

          (ii) all taxes and assessments applicable to the Partnership;

          (iii) legal, appraisal, audit, accounting and other professional fees;

          (iv) printing and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and recording of documents evidencing ownership of Units;

          (v) fees and expenses paid to independent contractors, mortgage bankers, brokers, leasing agents, consultants, insurance brokers and other agents;

          (vi) expenses of organizing, revising, amending, converting, modifying or terminating the Partnership;

          (vii) costs incurred in selling or financing the Property, including the cost of preparation and dissemination of the informational material and documentation relating to potential sale, financing or other disposition of the Property;

          (viii) costs incurred in connection with any litigation in which the Partnership is involved or proceedings conducted by any regulatory agency, including legal and accounting fees incurred in connection therewith;

          (ix) costs of any computer equipment or services used for or by the Partnership;

          (x) costs of any accounting, statistical or bookkeeping services or equipment necessary for the maintenance of the books and records of the Partnership;

          (xi) costs of investor communications and relations and regulatory and tax reports; and

          (xii) such other related expenses as are necessary to the prudent operation of the Partnership.

     (c) Reimbursement under Section 4.6(b) shall be at the lower of the cost to the General Partner or its Affiliates or the amount the Partnership would be required to pay independent parties for comparable goods or materials or services in the same geographic location. No reimbursement shall be permitted for services for which the General Partner or its Affiliates are entitled to compensation by way of a separate fee. The following shall be excluded from allowable reimbursements: (i) rent or depreciation, utilities, capital equipment and other similar administrative items of the General Partner or its Affiliates, and (ii) salaries, fringe benefits, travel expenses and other similar administrative items incurred by or allocated to any Controlling Persons of the General Partner or its Affiliates. In the Partnership's annual report to the Limited Partners, there shall be provided a breakdown of reimbursements made to the General Partner and its Affiliates.

     4.7. OTHER BUSINESS OF PARTNERS. Any Partner may engage independently or with others in other business ventures of every nature and description, including, without limitation, the rendering of advice or services of any kind to others and the making or management of other investments, including investments in real estate. Nothing in this Agreement shall be deemed to prohibit the General Partner or any Affiliate of the General Partner from dealing, or otherwise engaging in business with, Persons transacting business with the Partnership or from providing services relating to the purchase, sale, financing, management, development or operation of real property and receiving compensation therefor, not involving any rebate or reciprocal arrangement which would have the effect of circumventing any restriction set forth herein on dealing with the General Partner or any Affiliate of the General Partner. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper.

     4.8. LIMITATION ON RESPONSIBILITY OF GENERAL PARTNER; INDEMNIFICATION. (a) The General Partner and its Affiliates shall have no liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of the General Partner or its Affiliates if the General Partner or its Affiliates, in good faith, determined that such course of conduct was in the best interest of the Partnership and such course of conduct did not constitute negligence or misconduct of the General Partner or its Affiliates. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or its Affiliates, and provided further that for such indemnification to be made, the General Partner must have made a good faith determination that the course of conduct involved was in the best interests of the Partnership. Such indemnification shall be made from the assets of the Partnership and no Partner shall be personally liable therefor.

     (b) Notwithstanding the above, the General Partner and its Affiliates and any Person acting as a broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and court approval of indemnification of litigation costs, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court has approved indemnification of litigation costs or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and indemnification of settlement and related costs. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and applicable state securities commissions with respect to the issue of indemnification for securities law violations.

     (c) The Partnership shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

     (d) The provision of advances from Partnership funds to the General Partner and its Affiliates for legal expenses and other costs incurred as a result of any legal action initiated against the General Partner by a Limited Partner of the Partnership is prohibited. The provision of advances from Partnership funds to a General Partner and its Affiliates for legal expenses and other costs incurred as a result of a legal action is permissible if the following three conditions are satisfied: (i) the legal action relates to the performance of duties or services by the General Partner or its Affiliates on behalf of the Partnership; and (ii) the legal action is initiated by a third party who is not a Limited Partner of the Partnership; and (iii) the General Partner or its Affiliates undertake to repay the advanced funds to the Partnership in cases in which they would not be entitled to indemnification under this Section 4.8 and such undertaking is secured by a full recourse note from the recipient of the advance.

     (e) Notwithstanding the definition of "Affiliate" in Article XI, for the purposes of this Section 4.8, the term "Affiliates" shall mean any Person performing services on behalf of the Partnership within the scope of the General Partner's authority who: (1) directly or indirectly controls, is controlled by, or is under common control with the General Partner; or (2) owns or controls 10% or more of the outstanding voting securities of the General Partner or (3) is an officer or director of the General Partner or (4) if the General Partner is an officer, director, partner or trustee, is any company for which the General Partner acts in any such capacity.


                                    ARTICLE V

                   SUCCESSOR AND ADDITIONAL GENERAL PARTNERS;
                          WITHDRAWAL OF GENERAL PARTNER

     5.1. SUCCESSOR OR ADDITIONAL GENERAL PARTNER. (a) With the Consent of at least a majority in interest of the Limited Partners (or such larger number of the Limited Partners as may be required by law), the General Partner may at any time designate one or more Persons to be its successors as General Partner or to be additional General Partners, in each case with such participation in the General Partner's

Interest as the General Partner and such successor or additional General Partners may agree on, provided that the Interests of the Limited Partners shall not be affected thereby. Each such designee shall become a successor or additional General Partner on satisfying the conditions of Section 10.2(a).

     (b) Except in connection with a transfer to a successor or additional General Partner pursuant to Section 5.1(a), no General Partner shall have any right to retire or withdraw voluntarily from the Partnership or to sell, transfer or assign its Interest, except that (i) it may substitute in its stead as General Partner any entity which has, by merger, consolidation or otherwise, acquired substantially all of its assets or stock and continued its business or
(ii) it may admit to the Partnership an additional General Partner or Partners to enable the aggregate net worth of the General Partners to comply with Section 4.4(c), such additional General Partner or Partners to have such participation in the General Partner's Interest as the General Partner and such additional General Partner or Partners may agree on, provided that the Interests of the Limited Partners shall not be affected thereby. Each such successor or additional General Partner shall be admitted as such to the Partnership on satisfying the conditions of Section 10.2(a).

     (c) Any voluntary withdrawal by a sole General Partner from the Partnership or any sale, transfer or assignment by such General Partner of its Interest shall be effective only on the admission in accordance with Section 5.1(a) of a successor or additional General Partner, as the case may be.

     5.2. BANKRUPTCY, DEATH, DISSOLUTION OR INCOMPETENCE OF GENERAL PARTNER. (a) In the event of the bankruptcy, death or dissolution of a General Partner or the adjudication that a General Partner is incompetent, the business of the Partnership shall be continued with Partnership property if such General Partner is not then the sole General Partner. In such event, the remaining General Partner or General Partners shall continue the business of the Partnership and shall immediately (i) give Notification to the Limited Partners of such event and (ii) make such amendments to this Agreement and execute and file for recordation such amendments or other documents or instruments as are necessary to reflect the termination of the Interest of the bankrupt, deceased, dissolved or incompetent General Partner and such General Partner having ceased to be a General Partner.

     (b) On such bankruptcy, death, dissolution or adjudication of incompetence of a General Partner, such General Partner shall immediately cease to be a General Partner and its Interest as a General Partner in the Partnership shall terminate; provided, however, that such termination shall not affect any rights or liabilities of such General Partner which matured prior to such event, or the value, if any, at the time of such event of the Interest of such General Partner.

     5.3. LIABILITY OF WITHDRAWN GENERAL PARTNER. Any General Partner who voluntarily or involuntarily for any reason (including bankruptcy, death, dissolution or adjudication of incompetence) withdraws from the Partnership or sells, transfers or assigns its Interest shall be and remain liable for all obligations and liabilities incurred by it as General Partner prior to the time such withdrawal, sale, transfer or assignment becomes effective as provided in
Section 5.1, but it shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal, sale, transfer or assignment so becomes effective.

     5.4. RESTRICTIONS ON TRANSFER OF GENERAL PARTNER'S INTEREST. (a) Notwithstanding anything to the contrary in this Article V, a General Partner's Interest shall at all times be subject to the same restrictions applicable to Units set forth in Sections 7.1(a), 7.1(b), 7.1(d), 7.2(d) and 7.2(e).

     (b) Notwithstanding Sections 5.1 and 5.5 (providing for Consent by Limited Partners in advance of the event as to which such Consent is required) the Consent of the Limited Partners pursuant to Sections 5.1 and 5.5 shall not be effective if within 30 days after the time of the operation of Section 5.1 and
Section 5.5 counsel satisfactory to a majority in interest of the Limited Partners has delivered to the Partnership an opinion to the effect that the giving of the Consent of the Limited Partners pursuant to Section 5.1 by express consent of a majority in interest of the Limited Partners, or that the giving of the Consent in advance of the event specified in Section 5.1(b), is not permitted by the Act or by the applicable laws of such other jurisdictions in which the Partnership is then formed or qualified, or will impair the limited liability of the Limited Partners or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes.

     (c) No assignee or transferee of all or any part of the Interest of a General Partner shall have any right to become a General Partner except as provided in this Article V.

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
     5.5. CONSENT OF LIMITED PARTNERS TO SUCCESSOR OR ADDITIONAL GENERAL PARTNERS. Subject to Sections 5.1 and 5.4, each of the Limited Partners by the execution of this Agreement hereby Consents to the admission of any Person as a successor or additional General Partner to which there has at the time been express Consent of a majority in interest of the Limited Partners pursuant to
Section 5.1. On receipt pursuant to Section 5.1 of the Consent of a majority in interest of the Limited Partners to such admission, subject to Section 5.4, such admission shall, without any further Consent or approval of the Limited Partners, be an act of all the Limited Partners.

     5.6. VALUATION OF INTEREST OF GENERAL PARTNER. In the event of the termination of a General Partner's Interest pursuant to Section 5.2 or the removal of a General Partner pursuant to Section 9.2, the general partner Interest of such General Partner (the "terminated General Partner") shall be appraised by two independent appraisers, one selected by the terminated General Partner and one by the Limited Partners. If two appraisers are unable to agree on the value of the terminated General Partner's Interest, they shall jointly appoint a third independent appraiser whose determination shall be final and binding. For purposes of this Section, the independent appraiser selected by the Limited Partners shall be a qualified MAI appraiser selected by vote of a majority in interest of the Limited Partners within 120 days after the event requiring appraisal of such Interest. If the Limited Partners fail to choose an appraiser in the manner and during the time period set forth in the previous sentence, such appraiser shall be selected in the following manner: A list of three qualified MAI appraisers shall be obtained from the American Institute of Real Estate Appraisers and one of said three appraisers shall be selected by random number and proposed for selection by the Limited Partners. Such appraiser shall be deemed selected by the Limited Partners unless objected to in writing by a majority in interest of the Limited Partners within 45 days after Notification thereof is sent by a General Partner. The Partnership shall then pay the terminated General Partner the value of its general partner Interest as so determined. Payment shall be made by delivery of a promissory note, such delivery to be as soon as practicable after such determination. If the termination is voluntary, the terminated General Partner shall receive a non-interest bearing unsecured promissory note payable, if at all, from distributions which the terminated General Partner otherwise would have received under this Agreement if it had not voluntarily terminated. If the termination or removal is involuntary, the terminated General Partner shall receive an interest bearing promissory note payable in five equal annual installments of principal, the first of which shall be paid one year after such determination; the unpaid portion of such principal shall bear simple interest from the date of such determination at a floating rate of interest equal to 1% in excess of the prime rate of the Philadelphia National Bank, such interest to accrue and be paid annually in addition to each such annual installment. Any amounts received pursuant to this Section 5.6 shall constitute complete and full discharge for all amounts owing to the terminated General Partner on account of its general partner Interest in the Partnership. The costs of the appraisal shall be borne equally by the terminated General Partner and the Partnership. The Partnership shall make such special allocations of Taxable Income and Tax Loss as are appropriate to enable it to make any payments to be made under this Section 5.6.

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

     6.1. EVENTS CAUSING DISSOLUTION. The Partnership shall terminate on the happening of any of the following events:

          (i) the bankruptcy, death, dissolution or adjudication of incompetence of a sole General Partner;

          (ii) the sale or other disposition of all the Partnership's interest in the Property and the collection or other disposition of any purchase money obligations received by the Partnership in connection with the disposition of the Property;

          (iii) the election by the General Partner pursuant to Section 4.3(b)(ii), or the vote by the Limited Partners pursuant to Section 9.2(ii), to dissolve the Partnership; or

          (iv) the happening of any other event causing the dissolution of the Partnership under applicable law.

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
Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's certificate of limited partnership has been cancelled and the assets of the Partnership have been distributed as provided in Section
6.3. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership, the business of the Partnership and the affairs of the Partners, as such, shall continue to be governed by this Agreement.

     6.2. CAPITAL CONTRIBUTION ON DISSOLUTION. (a) On dissolution and termination of the Partnership the General Partner shall contribute to the capital of the Partnership an amount equal to (and shall in no event be obligated to contribute more than) the lesser of (i) any negative amount of its Capital Account existing after the distributions and allocations required by
Article III and Section 6.3 or (ii) 1.01% of the Capital Contributions made by the Limited Partners. Any amount so contributed by the General Partner shall be distributed to the Limited Partners in proportion to the then positive balances in their Capital Accounts.

     (b) On dissolution and termination of the Partnership, if the Limited Partners do not receive distributions under Section 6.3 which together with the cumulative distributions to them under Section 3.1 (the "Total") total at least $4,225,000 plus the Cumulative Annual Return (the "Required Amount"), then the General Partner shall contribute to the capital of the Partnership an amount equal to the lesser of (x) cumulative distributions to the General Partner under Sections 3.1 and 6.3 or (y) the difference between such Total and the Required Amount, such amount to be distributed to the Limited Partners in proportion to their Units.

     6.3. LIQUIDATION. (a) On dissolution of the Partnership, the General Partner shall liquidate the assets of the Partnership and apply and distribute the proceeds thereof:

          (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms;

          (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership; and

          (iii) to the Partners in accordance with Section 3.1.

     (b) Notwithstanding the foregoing, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.

     (c) The General Partner shall cause the cancellation of the Partnership's certificate of limited partnership following the liquidation and distribution of all the Partnership's assets.

     (d) No Limited Partner shall have the right to receive any property other than cash.

     6.4. TIME LIMITATION. Any capital contribution by the General Partner pursuant to Section 6.2 and any liquidating distribution pursuant to Section 6.3 shall be made no later than the later of (i) the end of the taxable year during which such liquidation occurs or (ii) 90 days after the date of such liquidation.

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                                   ARTICLE VII

                            TRANSFERABILITY OF UNITS

     7.1. RESTRICTIONS ON TRANSFERS. (a) No sale or exchange of any Units may be made if the Units sought to be sold or exchanged, when added to the total of all other Units sold or exchanged within a period of 12 consecutive months prior thereto, would, in the opinion of counsel for the Partnership, result in the Partnership being considered to have been terminated within the meaning of
Section 708 of the Code. The General Partner shall give Notification to all Limited Partners if sales or exchanges should be suspended for such reason. Any deferred sales or exchanges shall be made (in chronological order to the extent practicable) as of the first day of a calendar quarter after the end of any such 12-month period, subject to this Article VII.

     (b) No transfer or assignment of any Unit may be made if counsel for the Partnership is of the opinion that such transfer or assignment would be in violation of any state securities laws (including any investment suitability standards) applicable to the Partnership.

     (c) No purported sale, assignment or transfer by a Limited Partner of any Unit after which (i) any transferor or transferee, other than an individual retirement account, would hold less than five Units, or (ii) an individual retirement account transferor or transferee would hold less than two Units, will be permitted or recognized (except that the General Partner, in its discretion, may waive this requirement for transfers by gift, inheritance or family dissolution or transfers to Affiliates of the transferor).

     (d) No transfer or assignment of any Unit shall be made if it would result in the Partnership being treated as an association taxable as a corporation for tax purposes. The General Partner, in its sole discretion, may, on behalf of the Partnership, impose any restrictions on transfers or assignments of Units as it deems appropriate to give effect to the preceding sentence. In connection therewith, the General Partner shall be permitted to amend this Agreement without the consent of the Limited Partners.

     7.2. ASSIGNEES AND SUBSTITUTED LIMITED PARTNERS. (a) If a Limited Partner dies, his executor, administrator or trustee, or, if he is adjudicated incompetent or insane, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing his estate and such power as the decedent, incompetent or bankrupt possessed to assign all or any part of his Units and to join with the assignee thereof in satisfying conditions precedent to such assignee becoming a Substituted Limited Partner.

     (b) The Partnership need not recognize for any purpose any assignment of any Units unless there has been filed with the Partnership a duly executed and acknowledged counterpart of the instrument making such assignment signed by both the transferor and the transferee and such instrument evidences the written acceptance by the assignee of all of the provisions of this Agreement and represents that such assignment was made in accordance with all applicable laws and regulations (including investment suitability requirements).

     (c) Any Limited Partner who assigns all his Units shall cease to be a Limited Partner of the Partnership, except that unless and until a Substituted Limited Partner is admitted in his stead, such assigning Limited Partner shall retain the statutory rights of an assignor of a limited partnership interest under the Act.

     (d) Any Person who is an assignee of any Units and who has satisfied the requirements of Section 7.2(b) shall become a Substituted Limited Partner when such Person has paid all reasonable legal fees and filing costs, if any, in connection with his substitution as a Limited Partner and has been reflected in the records of the Partnership as a Limited Partner. Notwithstanding the time at which such legal fees and filing costs have been paid and notwithstanding whether any assignee of a Unit has become a Substituted Limited Partner, an assignee of a Unit shall, (i) for the purposes of Sections 3.3(a), 3.3(b) and 3.3(c)(ii), be recognized as a holder of the Unit as of the first day of the calendar quarter following the calendar quarter in which the Partnership receives the instrument of assignment provided for in Section 7.2(b), and (ii) for the purposes of Section 3.3(c)(i), be recognized as a holder of the Unit as of the date specified by the parties in the instrument of assignment provided for in Section 7.2(b), if the Partnership receives such instrument of assignment prior to the date of the Sale or Financing, or, if such instrument

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of assignment is not so received or no date is specified therein, the first day of the calendar quarter following the calendar quarter in which the Partnership receives the instrument of assignment provided for in Section 7.2(b). Notwithstanding the foregoing, the rights of an assignee of a Unit who does not become a Substituted Limited Partner shall be limited to receipt of his share of distributions, Taxable Income and Tax Loss as determined under Article III.

     (e) Any Person who is the assignee of all or any of the Units of a Limited Partner, but who does not become a Substituted Limited Partner and desires to make a further assignment of any such Units, shall be subject to all the provisions of this Article VII to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his Units.

     (f) There shall be no restrictions on the assignment of Units except as provided in this Article VII.

                                  ARTICLE VIII

                           BOOKS AND RECORDS; BANKING

     8.1. BOOKS AND RECORDS. (a) The books and records of the Partnership shall be maintained at the principal office of the Partnership and shall be available for examination there by any Partner or his duly authorized representatives at any reasonable time. Any Partner or his duly authorized representative, on paying the costs of assembly, duplication and mailing, shall be entitled to a copy of the list of the names and addresses of the Limited Partners and the number of Units owned by each.

     (b) The Partnership's independent public accountants shall audit all annual financial statements of the Partnership, which statements will be prepared in accordance with generally accepted accounting principles, and shall prepare for execution by the General Partner, or shall review, all tax returns of the Partnership.

     8.2. ACCOUNTING AND FISCAL YEAR. The books of the Partnership shall be kept on the accrual basis. The fiscal year of the Partnership shall end December 31 in each year.

     8.3. BANK ACCOUNTS AND INVESTMENTS. The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partner may determine, and withdrawals shall be made on such signature or signatures as the General Partner may determine. All deposits and other funds not needed in the operation of the business or not yet invested may be invested in United States government securities, certificates of deposit of United States banks with assets of at least $100,000,000, commercial paper rated A or better by Moody's Investors Service, Inc., and money market funds having assets in excess of $100,000,000. The funds of the Partnership shall not be commingled with the funds of any other Person.

     8.4. REPORTS. (a) Within 60 days after the end of each calendar quarter, the General Partner shall send to each Person who was a Limited Partner during such quarter certain unaudited reports, including: (i) a balance sheet, (ii) a profit and loss statement, (iii) a cash flow statement, (iv) a statement describing any new agreement, contract or arrangement required to be reported by
Section 4.3(e)(i) and the amount of all fees and other compensation and distributions and reimbursed expenses paid by the Partnership for such quarter to the General Partner or any Affiliate of the General Partner, and (v) a report of the significant activities of the Partnership during such quarter. No quarterly report need be sent for the fourth calendar quarter of the year. The various reports required pursuant to this Section 8.4(a) may be sent earlier than or separately from any of the other reports required pursuant to this
Section 8.4(a), and the information required to be contained in any of the reports required pursuant to this Section 8.4(a) may be contained in more than one report.

     (b) Within 75 days after the end of each calendar year, the General Partner shall send to each Person who was a Limited Partner during such year such tax information as shall be necessary for the preparation by such Limited Partner of his federal income tax return, and required state income and other tax returns with regard to jurisdictions in which the Partnership is formed or qualified or owns property.

     (c) Within 120 days after the end of each calendar year, the General Partner shall send to each Person who was a Limited Partner during such year (i) a balance sheet as of the end of such year and

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statements of income, partners' equity and changes in financial position for such year, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of the Partnership's independent public accountants (ii) a cash flow statement (which need not be audited), (iii) a report summarizing the fees and other remuneration and reimbursed expenses (including a breakdown of such expenses) from the Partnership for such year to the General Partner or any Affiliate of the General Partner and services performed, which shall be verified by the independent public accountants in accordance with generally accepted auditing standards (the cost of such verification to be reimbursable only to the extent that, when added to the reimbursement for administrative services, it does not exceed the competitive rate for such services), (iv) a statement (which need not be audited) showing the distributions made to the Limited Partners for such year, and (v) Commencing not later than the start of the second full calendar year after the termination of the public offering of Units, the Partnership will provide the Limited Partners with a report of the value of each Unit at the end of each year. Such report may be based on a valuation provided by an Affiliate of the General Partner. Such report shall be sent to the Limited Partners within 120 days following the close of each year.

     (d) Within 60 days after the end of each calendar quarter in which a Sale or Financing occurs, the General Partner shall send to each Person who was a Limited Partner at the time of such Sale or Financing a report as to the nature of such Sale or Financing and as to the Taxable Income or Tax Loss and Sale or Financing proceeds arising from such Sale or Financing.

     (e) Within 60 days of the end of each fiscal period for which Form 10-Q under the Securities Exchange Act of 1934 is filed with the Securities and Exchange Commission, the General Partner shall send the financial information required by such Form 10-Q to any Person who was a Limited Partner during such period.

     (f) If the Securities and Exchange Commission promulgates rules which allow a reduction in reporting requirements, the Partnership may cease preparing and filing certain of the aforementioned reports if the General Partner determines such action to be in the best interests of the Partnership.

     8.5. DEPRECIATION AND ELECTIONS. With respect to the depreciable assets of the Partnership, the Partnership may elect to use, so far as permitted by the Code, any depreciation method which is appropriate in the opinion of the General Partner.

     8.6. DESIGNATION OF TAX MATTERS PARTNER. The General Partner is hereby designated as the "tax matters partner" under the Code, to manage administrative tax proceedings conducted at the Partnership level by the Internal Revenue Service with respect to Partnership matters. Any Partner has the right to participate in such administrative proceedings relating to the determination of partnership items at the Partnership level. Expenses of such administrative proceedings undertaken by the tax matters partner will be paid out of Partnership assets. Each Limited Partner who elects to participate in such proceedings will be responsible for any expenses incurred by him in connection with such participation. Further, the cost of any adjustments to a Limited Partner and the cost of any resulting audits or adjustments of a Limited Partner's tax return, will be borne solely by the affected Limited Partner.

                                   ARTICLE IX

                 MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS

     9.1. MEETINGS. (a) Meetings of the Limited Partners for any purpose may be called by the General Partner and shall be called by the General Partner on receipt of a request in writing signed by the holders of 10% or more of the outstanding Units. Notice of any such meeting shall be delivered personally or sent by certified mail to the Limited Partners within ten days after receipt of such a request. Such request shall state the purpose of the proposed meeting and the matters proposed to be acted on. Such meeting shall be held at the principal office of the Partnership. In addition, the General Partner may, and on receipt of a request in writing signed by the holders of 10% or more of the outstanding Units shall, submit any matter (on which the Limited Partners are entitled to act) to the Limited Partners for a vote by written Consent without a meeting.

     (b) A notice of any such meeting shall be either delivered personally or sent by certified mail, not less than 15 days or more than 60 days before the date of the meeting, to each Limited Partner at his record

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mailing address. Such notice shall be in writing, shall state the place, date, hour and purpose of the meeting, shall indicate that it is being issued at or by the direction of the Partner or Partners calling the meeting and shall include a detailed statement of the action proposed, including a verbatim statement of the wording of any resolution proposed for adoption by the Limited Partners and of any proposed amendment to this Agreement. If a meeting is adjourned to another time or place, and if any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting. The presence in person or by proxy of the holders of a majority of the Units shall constitute a quorum at all meetings of the Limited Partners; provided, however, that if there be no such quorum, holders of a majority in interest of Limited Partners so present or represented may adjourn the meeting from time to time without further notice until a quorum has been obtained. No notice of the time, place or purpose of any meeting of Limited Partners need be given to any Limited Partner who attends in person or is present by proxy (except when a Limited Partner attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Limited Partner entitled to such notice who, in a writing executed and filed with the records of the meeting, either before or after the time thereof, waives such notice.

     (c) For the purpose of determining the Limited Partners entitled to vote at any meeting of the Partnership or any adjournment thereof, the General Partner may fix, in advance, a date as the record date for such determination of Limited Partners. Such date shall be not more than 50 days nor less than ten days before any such meeting.

     (d) Each Limited Partner may authorize any Person or Persons to act for him by proxy or written consent in all matters in which a Limited Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy or written consent must be signed by the Limited Partner or his attorney-in-fact. No proxy or written consent shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy or written consent. Every proxy or written consent shall be revocable at the pleasure of the Limited Partner executing it. Every proxy or written consent shall specify a choice between approval and disapproval of each matter to be acted on at the meeting.

     (e) At each meeting of Limited Partners, the General Partner shall appoint such officers and adopt such rules for the conduct of the meeting as the General Partner deems appropriate.

     9.2. VOTING RIGHTS OF LIMITED PARTNERS. After termination of the offering of the Units,the holders of a majority of the outstanding Units without the concurrence of the General Partner, may:

          (i) amend this Agreement, subject to Section 10.2(b); provided that such amendment (a) shall not in any manner allow the Limited Partners to take part in the control of the Partnership's business and (b) shall not, without the Consent of the General Partner, alter the rights, powers or duties of the General Partner as set forth in Article IV, the interest of the General Partner in Taxable Income, Tax Loss, or distributions, or any of the provisions of Section 5.6 or 6.2;

          (ii) dissolve the Partnership;

          (iii) remove the General Partner and elect a replacement; or

          (iv) subject to Section 4.3(b)(i), approve or disapprove a sale of all or substantially all of the assets of the Partnership.

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                                    ARTICLE X

                                  MISCELLANEOUS

     10.1. APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT. (a) Each Limited Partner, including each Substituted Limited Partner, by the execution or acceptance of this Agreement, irrevocably constitutes and appoints the General Partner his true and lawful attorney-in-fact with full power and authority in his name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out this Agreement, including but not limited to:

          (i) all certificates and other instruments (including counterparts of this Agreement), and any amendment thereof, which General Partner deems appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners will have limited liability comparable to that provided by the Act) in the jurisdictions in which the Partnership may conduct business or in which such formation, qualification or continuation is, in the opinion of the General Partner, necessary or desirable to protect the limited liability of the Limited Partners;

          (ii) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments which the General Partner deems appropriate to reflect a change or modification of the Partnership in accordance with this Agreement;

          (iii) all conveyances and other instruments which the General Partner deems appropriate to reflect the dissolution and termination of the Partnership in accordance with this Agreement; and

          (iv) all statements or other instruments which the General Partner deems necessary or appropriate to comply with or minimize tax withholding obligations under the law of any state.

     (b) The appointment by all Limited Partners of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying on the power of the General Partner to act as contemplated by this Agreement in any filing and other action by it on behalf of the Partnership, and shall survive the bankruptcy, death, adjudication of incompetence or insanity, or dissolution of any Person hereby giving such power and the transfer or assignment of all or any part of the Units of such Person; provided, however, that in the event of the transfer by a Limited Partner of all his Units, the power of attorney of a transferor Limited Partner shall survive such transfer only until such time as the transferee has been admitted to the Partnership as a Substituted Limited Partner and all required documents and instruments have been duly executed, filed and recorded to effect such substitution.

     10.2. AMENDMENTS. (a) Each additional General Partner and successor General Partner shall become a party hereto by signing such number of counterpart signature pages to this Agreement or the Partnership's certificate of limited partnership (or a power of attorney to the General Partner therefor) and such other instruments, and in such manner, as the General Partner may determine. By so signing, each additional General Partner or successor General Partner shall be deemed to have adopted, and to have agreed to be bound by all the provisions of, this Agreement. Each Limited Partner and Substituted Limited Partner on his admission to the Partnership as contemplated hereby and reflection in the records of the Partnership as a Limited Partner shall be deemed to have adopted, and to have agreed to be bound by all the provisions of, this Agreement and to have authorized the General Partner to execute (should the General Partner deem it advisable) a counterpart of this Agreement on his behalf.

     (b) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner with the Consent of a majority in interest of the Limited Partners; provided, however, that without the Consent of the Partners to be adversely affected by the amendment, this Agreement may not be amended so as to (i) convert a Limited Partner's Interest into a general partner's Interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the interest of a Partner in Taxable Income, Tax Loss, or distributions.

     (c) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner, without the consent of any of the Limited Partners, (i) to add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners; (ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement;
(iii) to delete or add any provision of this Agreement required to be so deleted or added by the staff of the Securities and Exchange Commission or other federal agency or by a state securities commissioner or similar official, which addition or deletion is deemed by such Commission, agency, commissioner or official to be for the benefit or protection of the Limited Partners; (iv) to take such action as may be necessary (if any) to cause the assets of the Partnership not to come within the definition of plan assets under the Employee Retirement Income Security Act of 1974; (v) to give effect to any action permitted pursuant to
Section 7.1(d); and (vi) to make technical changes to the Partnership's tax allocation provisions to conform such provisions to the requirements of the Code and the Treasury Regulations; provided, however, that no amendment shall be adopted pursuant to this Section 10.2(c) unless, in the opinion of the General Partner, the adoption thereof (A) is for the benefit of or not adverse to the interests of the Limited Partners; (B) is consistent with Section 4.2; (C) does not affect distributions or the allocation of Taxable Income or Tax Loss (except as otherwise provided herein) among the Limited Partners or between the Limited Partners as a class and the General Partner; and (D) does not affect the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

     (d) If this Agreement is amended as a result of adding or substituting a Limited Partner or increasing the investment of a Limited Partner, the amendment to this Agreement shall be signed by or otherwise adopted in accordance with applicable Delaware law by the General Partner and by the Person to be substituted or added, or the Limited Partner increasing his investment in the Partnership, and, if a Limited Partner is to be substituted, by the assigning Limited Partner. If this Agreement is amended to reflect the designation of an additional General Partner, the amendment to this Agreement shall be signed by the other General Partner or General Partners and by such additional General Partner. If this Agreement is amended to reflect the withdrawal of a General Partner when the business of the Partnership is being continued, the amendment to this Agreement shall be signed by the withdrawing General Partner (and such General Partner hereby agrees to do so) and by the remaining or successor General Partner or General Partners.

     (e) In making any amendments, there shall be prepared and filed for recordation by the General Partner such documents and certificates as are required to be prepared and filed under the Act and under the laws of the other jurisdictions under the laws of which the Partnership is then formed or qualified.

     10.3. SECURITY INTEREST AND RIGHT OF SETOFF. As security for any withholding tax or other liability or obligation to which the Partnership may be subject as a result of any act or status of any Limited Partner or to which the Partnership becomes subject with respect to the Interest of any Limited Partner, the Partnership shall have (and each Limited Partner hereby grants to the Partnership) a security interest in all distributions distributable to such Limited Partner to the extent of the amount of such withholding tax or other liability or obligation. The Partnership shall have a right of setoff against any such distributions in the amount of such withholding tax or other liability or obligation.

     10.4. OWNERSHIP BY LIMITED PARTNER OF INTEREST IN GENERAL PARTNER OR AFFILIATES. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate of the General Partner if such ownership by itself or in conjunction with the stock or other interest owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners and prospective Limited Partners as is required to establish compliance with this Section 10.4.

     10.5. PARTIES BOUND. Except as otherwise expressly provided in this Agreement, all provisions of this Agreement shall bind, benefit, and be enforceable by or against, the heirs, executors, administrators, personal representatives, successors and permitted assigns of the parties hereto. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Partnership or any creditor (other than the Partnership) of any Partner.

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10.6. GOVERNING LAW; CONSTRUCTION. This Agreement and the rights and obligations of the Partners shall be governed by and construed and enforced in accordance with the laws of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflict of laws of such state. Captions in this Agreement have been inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

                                   ARTICLE XI

                                   DEFINITIONS

     11.1. DEFINED TERMS. The following terms shall have the meanings specified in this Article XI unless the context otherwise requires.

     "Acquisition Expenses" means expenses, including but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selection and acquisition of investments, whether or not acquired.

     "Acquisition Fees" means the total of all fees and commissions paid by any party in connection with the purchase or development of property by the Partnership, whether designated as real estate commissions, acquisition fees, finders' fees, selection fees, Development Fees, nonrecurring management fees, or any other fees of a similar nature, however designated; provided that Acquisition Fees shall not include Development Fees paid to parties not affiliated with the General Partner in connection with the actual development of the Property. "Acquisition Fees" shall include the $50,000 fee referred to in
Section 4.2(a)(ix).

     "Act" means the Delaware Revised Uniform Limited Partnership Act.

     "Adjusted Capital Contributions" means an amount equal to $4,225,000 reduced by an amount equal to all distributions (other than distributions of operational cash flow) made to the Limited Partners under Section 3.1(b), but in no event less than zero.

     "Affiliate" or "Affiliated Person" of a specified Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities of the specified Person, (iii) any officer, director, partner of the specified Person, and (iv) if the specified Person is an officer, director or partner, any company for which such Person acts in any such capacity.

     "Agreement" means this Restated Limited Partnership Agreement, as originally executed and as amended from time to time, as the context requires. Words such as "herein," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole.

     "Capital Account" of any Partner means the capital account of such Partner that is established on the books of the Partnership and adjusted pursuant to
Section 2.7.

     "Capital Contribution" means the total amount of money (and the initial Gross Asset Value of any property other than money) contributed to the Partnership (prior to the deduction of any selling commissions, selling allowances or selling expenses) by any Partner or all the Partners (or the predecessor holders of the Interests of any Partner or Partners).

     "Closing Date" means the date on which subscriptions for all 4,225 Units are accepted by the General Partner, and the subscribers therefor are admitted as Limited Partners.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

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     "Consent" means either (i) the consent given by vote at a meeting called and held in accordance with Section 9.1, or (ii) a written consent given pursuant to this Agreement or (iii) the act of granting such consent, as the context may require.

     "Controlling Person" means any Person, whatever the title, performing functions for the General Partner or any Affiliate thereof similar to those of the chairman or member of the board of directors or executive management, such as the president, vice president or senior vice president, corporate secretary or treasurer, senior management (such as the vice president of an operating division who reports directly to executive management), or any Person holding a 5% or more equity interest in the General Partner or having the power to direct or cause the direction of the General Partner, whether through the ownership of voting securities, by contract, or otherwise.

     "Cumulative Annual Return" means an amount equal to 10% per year simple interest on the Adjusted Capital Contributions of the Limited Partners, calculated from the earlier of (i) the end of the calendar quarter in which the Capital Contributions are made or (ii) the Closing Date.

     "Development Fee" means a fee payable to anyone, including the General Partner or an Affiliate, for the packaging of the Partnership's property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.

     "Financing" means any mortgage financing, refinancing or borrowing secured by the Property.

     "Front-End Fees" means fees and expenses paid by any Person for any services rendered during the Partnership's organizational or acquisition phase, including Organizational and Offering Expenses, Acquisition Fees, Acquisition Expenses and any other similar fees, however designated.

     "General Partner" means Southeast Acquisitions, Inc., a Delaware corporation, and, as herein provided, any additional General Partner or any successor to any General Partner.

     "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with this Agreement. Reference to a majority or specified percentage in interest of the Limited Partners means Limited Partners whose combined Units represent over 50% or at least such specified percentage, respectively, of the Units of all Limited Partners.

     "Investment in Property" means the amount of Limited Partners' Capital Contributions actually paid or allocated to the purchase, development, construction or improvement of the Property, (including the purchase of the Property, working capital reserves allocable thereto (not in excess of 5%), and other cash payments such as interest and taxes, but excluding Front-End Fees).

     "Limited Partners" means the Persons admitted to the Partnership pursuant to Sections 2.2, 2.4 and 7.2.

     "Notification" or "Notice" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by registered, certified or regular mail to such Person at his last known mailing address; however, any written communication containing such information sent to such Person and actually received by such Person shall constitute Notification or Notice for all purposes of this Agreement.

     "Organizational and Offering Expenses" means all expenses incurred in connection with the formation of the Partnership, the registration and qualification of the Units under federal and state securities laws and the offering and sale of the Units, including the selling commissions and selling allowances payable in connection with the sale of the Units.

     "Partner" means any General Partner or Limited Partner.

     "Person" means any individual, partnership, corporation, trust or other entity.

     "Property" means the real property described in Exhibit I hereto and all improvements thereon and replacements or renewals thereof, together with all personal property which is used in connection therewith, and includes any interest of the Partnership therein.

     "Prospectus" means the Partnership's prospectus contained in the Registration Statement filed with the Securities and Exchange Commission for the registration of the Units under the Securities Act of 1933, in the final form in which such Prospectus is filed with such Commission and as thereafter supplemented pursuant to Rule 424 under such act. Any reference herein to "date of the Prospectus" shall be deemed to refer to the date of the Prospectus in the form filed pursuant to Rule 424(b) of such act.

     "Reserves" means funds set aside or amounts allocated to reserves which shall be maintained in amounts deemed sufficient by the General Partner for working capital and to pay taxes, insurance, debt service, repairs, replacements or renewals, or other costs or expenses, incident to the ownership or operation of the Property.

     "Sale" means any Partnership transaction (other than the receipt of Capital Contributions) not in the ordinary course of its business, including, without limitation, sales, exchanges or other dispositions of real or personal property, condemnations, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds), but excluding any Financing.

     "Sale or Financing proceeds," "Sale proceeds" or "Financing proceeds," mean all cash receipts arising from a Sale or Financing, as the context requires, less the following:

           (i) the amount necessary for the payment of all debts and obligations related to the particular Sale or Financing;

           (ii) the amount of cash paid or to be paid in connection with such Sale or Financing (which shall include, with regard to damage recoveries or insurance or condemnation proceeds, cash paid or to be paid in connection with repairs, replacements or renewals, in the discretion of the General Partner, relating to the damage to or partial condemnation of the affected property); and

           (iii) the amount considered appropriate by the General Partner to pay taxes, insurance, debt service, repairs, replacements or renewals, or other costs or expenses of the Partnership (including costs of improvements or additions in connection with the Property) or to provide for the purchase of land or other interests in connection with the Property or to provide Reserves.

     "Substituted Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 7.2.

     "Syndication Expenses" means all expenditures classified as syndication expenses pursuant to Treasury Regulation Section 1.709-2(b). Syndication Expenses shall be taken into account under this Agreement at the time they would be taken into account under the Partnership's method of accounting if they were deductible expenses.

     "Taxable Income" or "Tax Loss" means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a), and for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss, with the following adjustments:

           (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Taxable Income or Tax Loss pursuant hereto shall be added to such taxable income or loss;

           (b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704-1 (b)(2)(iv)(i), and not otherwise taken into account in computing Taxable Income or Tax Loss pursuant hereto, shall be subtracted from such taxable income or loss;

           (c) Notwithstanding any other provisions of this Agreement, any items which are specially allocated pursuant to Sections 3.4, 3.5 or 3.6 shall not be taken into account in computing Taxable Income or Tax Loss.

     "Taxable Income" and "Tax Loss" include, where the context requires, all items of income, gain, loss, deduction or credit which enter into the computation thereof.

     "Treasury Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Unit" means the Interest of a Limited Partner attributable to a Capital Contribution of $1,000.

     "Unpaid Cumulative Return" means an amount, determined as of the date of the Partnership's receipt of Sale or Financing proceeds, equal to the Cumulative Annual Return as of such date less the sum of all distributions to the Limited Partners before such date under Section 3.1 (a), but in no event less than zero.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

GENERAL PARTNER:                       SOUTHEAST ACQUISITIONS, INC.

                                       By: /s/ Deborah D. Baker
                                           --------------------


INITIAL LIMITED PARTNER:               F M INITIAL, INC.

                                       By: /s/ Anthony R. Balabon
                                           ----------------------

                                    EXHIBIT B

                             ALTERNATIVE AMENDMENTS

                          FIRST ALTERNATIVE AMENDMENTS
                                      SEA I

                               FIRST AMENDMENT TO
                    RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                         SOUTHEAST ACQUISITIONS I, L.P.


         This FIRST AMENDMENT (this "Amendment"), dated as of November 6, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions I, L.P. (the "Partnership"), dated June 4, 1987, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.

         WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on November 6, 1997; and

         WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.

         NOW, THEREFORE, the Amendments are adopted and are effective as of November 6, 1997.

         1. Southeast Acquisitions, Inc. is hereby removed as the General Partner of the Partnership, and Southern Management Group, LLC, a
Tennessee Limited Liability Company, is substituted therefor as successor General Partner of the Partnership. On and after the date of this Amendment, except as the context may otherwise require, all references to the General Partner in the Partnership Agreement shall mean Southern Management Group, LLC.

         2. Section 1.3 is amended in its entirety to read as follows:

            "1.3. TERM. The Partnership shall exist for a term ending December 31, 2000, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

         3. Section 1.4 is hereby amended in its entirety to read as follows:

            "1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 301 South Perimeter Park Drive, Suite 115, Nashville, TN 37211, or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine."

         4. The first sentence of Section 2.1 is amended in its entirety to read as follows:

            "2.1. GENERAL PARTNER. The General Partner is Southern Management Group, LLC, a Tennessee Limited Liability Company,
            301 South Perimeter Park Drive, Suite 115, Nashville, Tennessee".

         5. Section 4.2(a) is amended by adding at the end of the Section the following:

            "(xi) Reserve to itself or an Affiliate or enter into a contract for the exclusive right to sell or exclusive employment to sell property for the Partnership."


         6. Section 4.3(b) is hereby amended in its entirety to read as follows:

            "(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to:

                 (i) sell or otherwise dispose of at one time all or substantially all the assets of the Partnership, except that the General Partner may sell such assets without such consent
                 (A) in connection with the liquidation of the Partnership under Section 6.3 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold."

         7. Section 4.3(c)(i) is deleted in its entirety and clauses 4.3(c)(ii) through (iv) are hereby renumbered 4.3(c)(i) through (iii) respectively.

         8. Section 4.5(a) is amended in its entirety as follows:

            "4.5. COMPENSATION OF GENERAL PARTNER. (a) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership and the Property from November 6, 1997 to the end of the Term, the General Partner shall receive a management fee of $8,100 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving his distributions in accordance with the Agreement."

         9. A new Section 4.5(d) shall be added to the Partnership Agreement as follows:

            "(d) The General Partner or its Affiliates may receive up to one-half of the competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following November 6, 1997 which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

         10. Section 11.1 is amended by adding the following definition as the first definition in the Section:

             "Acquisition Cost" with respect to a Partnership asset means the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest"

         and by adding the following definition following the definition of "Agreement":


             "all or substantially all the assets of the Partnership" means 60% or more of the real estate acreage held by the Partnership as of September 22, 1997."


         11. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

         12. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

         13. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.

GENERAL PARTNER                      SOUTHEAST ACQUISITIONS, INC.


                                     By____________________________
                                     Name:
                                     Title:


SUCCESSOR GENERAL PARTNER            SOUTHERN MANAGEMENT GROUP, LLC.


                                     By____________________________
                                     Name:
                                     Title:


LIMITED PARTNERS                    LIMITED PARTNERS


                                     By____________________________
                                     Name:
                                     Title:

                          SECOND ALTERNATIVE AMENDMENTS
                                      SEA I

                               FIRST AMENDMENT TO
                    RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                         SOUTHEAST ACQUISITIONS I, L.P.


         This FIRST AMENDMENT (this "Amendment"), dated as of November 6, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions I, L.P. (the "Partnership"), dated June 4, 1987, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.

         WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on November 6, 1997; and

         WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.

         NOW, THEREFORE, the Amendments are adopted and are effective as of November 6, 1997.

         1. Section 1.3 is amended in its entirety to read as follows:

            "1.3. TERM. The Partnership shall exist for a term ending December 31, 2000, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

         2. Section 1.4 is hereby amended in its entirety to read as follows:

            "1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 250 King of Prussia Road, Radnor, PA, 19087 or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine."

         3. Section 4.2(a) is amended by adding at the end of the section the following:

            "(ix) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

         4. Section 4.3(b) is hereby amended in its entirety to read as follows:

            "(b) Without the consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to elect to dissolve the Partnership."


         5. Section 4.3(c)(i) is deleted in its entirety and clauses 4.3(c)(ii) through (iv) are hereby renumbered 4.3(c)(i) through (iii) respectively.

         6. Section 4.5(a) is amended in its entirety as follows:

            "4.5. COMPENSATION OF GENERAL PARTNER. (a) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership and the Property from January 1, 1998 to the end of the Term, the General Partner shall receive a management fee of $8,100 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving their distributions in accordance with the Agreement."

         7. A new Section 4.5(d) shall be added to the Partnership Agreement as follows:

            "(d) The General Partner or its Affiliates may receive up to one-half of the competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following November 6, 1997 which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

         8. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

         9. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

         10. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.


GENERAL PARTNER                     SOUTHEAST ACQUISITIONS, INC.


                                    By____________________________
                                    Name:
                                    Title:


LIMITED PARTNERS                    LIMITED PARTNERS


                                    By____________________________
                                    Name:
                                    Title:

                                   EXHIBIT C


                              AGREEMENT BETWEEN
                          SOUTHERN MANAGEMENT GROUP,
                       R. W. SORENSON AND THE PARTNERSHIP.

                              AMENDED AND RESTATED
                             SUBSTITUTION AGREEMENT



      THIS AMENDED AND RESTATED SUBSTITUTION AGREEMENT is made as of this 1st day of August 1997, by and between SOUTHERN MANAGEMENT GROUP, LLC, a Tennessee Limited Liability Company ("SMG"), Richard W. Sorenson, individually ("Sorenson"), SOUTHEAST ACQUISITIONS I, L.P. ("SEA I"), SOUTHEAST ACQUISITIONS II, L.P. ("SEA II"), and SOUTHEAST ACQUISITIONS III, L.P. ("SEA III") (collectively the "SEA Partnerships" and individually a "Partnership") by SOUTHEAST ACQUISITIONS, INC. as General Partner of the SEA Partnerships (the "General Partner").


                                    RECITALS

      WHEREAS, under an agreement dated April 1, 1997 by and between SMG, Sorenson, SEA I, SEA II, SEA III and the General Partner (the "Original Agreement") SMG agreed to be substituted as the new General Partner and assume all the attendant responsibilities and obligations of the General Partners of such of the SEA Partnerships as approve the substitution;

      WHEREAS, certain modifications to the Original Agreement are required as a result of revised voting procedures and an extension of the dates for the substitution; and

      WHEREAS, each of the SEA Partnerships will incur certain costs and expenses in connection with the substitution of a new General Partner including, without limitation, those relating to the solicitation of proxies; and

      WHEREAS, SMG and Sorenson are willing to indemnify the SEA Partnerships against such costs and expenses upon a default by SMG or Sorenson under this Agreement; and

      WHEREAS, each of the SEA Partnerships is willing to indemnify Sorenson and SMG against their costs and expenses relating to the substitution with respect to its respective Partnership, if such Partnership defaults under this Agreement.

      NOW, THEREFORE, upon the premises set forth herein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree to amend and restate the Original Agreement as follows:

Section 1.  Substitution of New General Partner.



(a) If the Unit holders of SEA I adopt the First Alternative Amendments to the Partnership Agreement for SEA I, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about September 22, 1997 (the "SEA I Proxy")) at the special Meeting of Limited Partners to be held on or about November 6, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMG agrees to be substituted as the new General Partner of SEA I.


      (b) If the Unit holders of SEA II adopt the First Alternative Amendments to the Partnership Agreement for SEA II, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about September 22, 1997 (the "SEA II Proxy")) at the Special Meeting of Limited Partners to be held on or about November 5, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMG agrees to be substituted as the new General Partner of SEA II.



      (c) If the Unit holders of SEA III adopt the First Alternative Amendments to the Partnership Agreement for SEA III, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about September 22, 1997 (the "SEA III Proxy")) at the Special Meeting of Limited Partners to be held on or about November 5, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMG agrees to be substituted as the new General Partner of SEA III.


Section 2.  Execution of Partnership Agreements.

      Following each approval as set forth in Section 1(a) through (c) above, SMG will execute the relevant Partnership Agreement, as amended by the First Alternative Amendments, as attached to the respective Proxy Statements as Exhibits A and B thereto, thereby agreeing to be bound by all the terms and conditions of such Partnership Agreement, as amended.

Section 3.  Transfer of General Partner Interest

      Upon execution of a Partnership Agreement by SMG in accordance with
Section 2, the General Partner agrees to transfer to SMG all of its interest as General Partner of such Partnership. The General Partner represents that it has the right to transfer such interest and that following such transfer and the satisfaction of all the conditions to SMG being substituted as a General
Partner set forth in the relevant Partnership Agreement, SMG will be a duly appointed General Partner of such Partnership with all rights and obligations of the General Partner of such Partnership.

Section 4.  Transfer of Books and Records.

      No later than ten (10) business days after the execution of a Partnership Agreement by SMG in accordance with Section 2, the General Partner will deliver to SMG all of the books and records in its possession of each of the Partnerships which has approved the substitution of SMG as the new General Partner, along with a transmittal letter listing such books and records being delivered; provided that the General Partner shall have the right to retain a copy of all such books and records. The General Partner agrees to cooperate with SMG in the orderly transition of management and operation of such of the Partnerships as approve of the substitution of SMG as the new General Partner, including, without limitation, making officers, employees and agents of the General Partner available to SMG at reasonable times and for reasonable periods at their offices in Radnor, Pennsylvania and providing reasonable assistance to SMG in its preparation and filing of third quarter financial reports for such Partnerships.

Section 5.  Representations and Warranties

      SMG and Sorenson jointly and severally represent to the SEA Partnerships and the General Partner that all of the information provided by them or their affiliates to the General Partner or the SEA Partnerships and all statements appearing in the SEA I Proxy, the SEA II Proxy and the SEA III Proxy (individually a "Proxy Statement" and collectively the "Proxy Statements") based on such information and in the light of the circumstances under which they were made are not and, at the time the Proxy Statements are filed, will not be false or misleading with respect to any material fact, or omit, or at the time the Proxy Statements are filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. SMG and Sorenson also undertake to provide to the Partnerships and the General Partner with any information necessary to correct any such statement in the Proxy Statements which becomes false or misleading prior to the Special Meetings referred to in such Proxy Statements.

      Each of the Partnerships represents to SMG and Sorenson that all statements appearing in the Proxy Statement relating to such Partnership, other than statements based on materials or information provided by SMG, Sorenson or their affiliates, in the light of the circumstances under which they were made are not, and at the time such Proxy Statement is filed, will not be false or misleading with respect to any material fact, or omit or, at the time such Proxy Statement is filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. Each of the Partnerships undertakes to correct any such statement in the Proxy Statement relating to such Partnership which becomes false or misleading prior to the Special Meeting referred to in such Proxy Statement.

Section 6.  Indemnity.


      SMG and Sorenson, as the principal member of SMG, jointly and severally, agree to indemnify the Partnerships from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by the Partnerships in connection with the proposed substitution of SMG as the new General Partner, including, without limitation, the costs and expenses relating to solicitation of proxies in connection with the substitution of SMG for the existing General Partner in the event that Sorenson or SMG defaults under any provision of this Agreement.

      Each of the Partnerships hereby severally agrees to indemnify SMG and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMG and Sorenson in connection with (i) the proposed substitution of SMG as the new

General Partner of such Partnership, including, without limitation, the costs and expenses relating to solicitation of proxies to substitute SMG for the existing General Partner, in the event that such Partnership defaults under any provision of this Agreement; and (ii) actions of such Partnership prior to the admission of SMG as the new General Partner, including, without limitation, any liabilities or obligations of such Partnership that arose prior to the admission of SMG as the new General Partner.

      The General Partner hereby agrees to indemnify SMG and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMG and Sorenson in connection with actions by the General Partner prior to the admission of SMG as the new General Partner of a Partnership, including without limitation, any liabilities or obligations of the General Partner that arose prior to the admission of SMG as the New General Partner of a Partnership.

Section 7.  Miscellaneous.

      (a) This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed therein. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

      (b) This Agreement constitutes the entire agreement of the parties hereto, regarding the subject matter hereof, and all prior agreements, understandings, representations and statements, oral or written, are hereby merged herein. In the event of a conflict between the terms of this Agreement and any prior written agreements, the terms of this Agreement shall prevail. This Agreement may only be amended or modified by an instrument in writing, signed by the party intending to be bound thereby.

      (c) The Original Agreement is deemed to be amended and restated in its entirety by this Agreement as of the date first set forth above.

      (d) This Agreement may be executed in counterparts, all of which taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              SOUTHERN MANAGEMENT GROUP, LLC


                              By: /s/ Richard W. Sorenson
                                 ------------------------
                              Name:  Richard W. Sorenson
                                  Title: Member


                               RICHARD W. SORENSON
                                  individually


                              /s/ Richard W. Sorenson
                              -----------------------


                              SOUTHEAST ACQUISITIONS I, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner



                                    By: /s/ Arthur W. Mullin
                                       --------------------------
                                       Name: Arthur W. Mullin
                                       Title: President



                              SOUTHEAST ACQUISITIONS II, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner



                                    By: /s/ Arthur W. Mullin
                                       --------------------------
                                       Name: Arthur W. Mullin
                                       Title: President

                              SOUTHEAST ACQUISITIONS III, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner



                                    By: /s/ Arthur W. Mullin
                                       --------------------------
                                       Name: Arthur W. Mullin
                                       Title: President

                                   EXHIBIT D

                                 LEGAL OPINION

                     OBERMAYER REBMANN MAXWELL & HIPPEL LLP
                          ONE PENN CENTER - 19TH FLOOR
                                 1617 JFK BLVD.
                             PHILADELPHIA, PA 19103

                                 September 22, 1997


SOUTHEAST ACQUISITIONS I, L.P.
250 King of Prussia Road
Radnor, PA 19087


        RE: EFFECT OF PROPOSED PARTNERSHIP AGREEMENT AMENDMENTS ON THE
                FEDERAL INCOME TAX STATUS OF THE PARTNERSHIP


Ladies and Gentlemen:

        Southeast Acquisitions I, L.P. (the "Partnership") was formed as a limited partnership under Delaware law on December 5, 1986 and is presently existing as a Delaware limited partnership pursuant to a Restated Limited Partnership Agreement dated as of June 4, 1987 (the "Partnership Agreement"). You have asked for our opinion as to whether or not the amendments which are proposed to be made to the Partnership Agreement as described in the Proxy Statement referred to below (the "Alternative Amendments") would either (1) adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (2) cause a "termination" of the Partnership for federal income tax purposes.


        The sole general partner of the Partnership at the present time is Southeast Acquisitions, Inc. (the "Existing General Partner"). Under cover of letter dated September 22, 1997, the Existing General Partner delivered to the limited partners of the Partnership (the "Limited Partners") a Proxy Statement dated September 22, 1997 (the "Proxy Statement") soliciting Limited Partner consent to one of two alternative sets of amendments to the Partnership Agreement. Under the first alternative set of amendments, Southern Management Group, LLC (the "Proposed New General Partner") would be substituted in place of the Existing General Partner as the sole general partner of the Partnership, and new commissions and management fees would be authorized for the Proposed New General Partner. Under the second alternative set of amendments, which would not involve a change in general partner of the Partnership, new commissions and management fees would be authorized for the Existing General Partner. In addition, under each alternative set of amendments, the stated term of the Partnership would be extended from December 31, 1997 to December 31, 2000, and there would be a modification of the requirement that a majority in interest of the Limited Partners consent to a sale or disposition at one time of all or substantially all the assets of the Partnership under certain circumstances.

        The interest of the Existing General Partner in the capital of the Partnership is less than 50 percent of the total interest in Partnership capital, and the interest of the Existing General

Partner in the profits of the Partnership is less than 50 percent of the total interest in Partnership profits.

        In rendering our opinion, we have examined (i) a copy of the Partnership Agreement, (ii) a copy of the Proxy Statement, and (iii) such legal authorities as we have deemed to be relevant in allowing us to form our opinion, including United States Treasury Regulation Sections 301.7701-2, 301.7701-2, and 301.7701-3, as amended by Treasury Decision 8697 (the "Entity Regulations"), and Treasury Regulation 1.708-1, as amended by Treasury Decision 6175 (the "Termination Regulations"). The Entity Regulations were published in the Federal Register on December 18, 1996, and are generally effective as of January 1, 1997. The Termination Regulations were published in the Federal Register on May 8, 1997.

        The General Partner has represented to us, and we assume to be the case, that (a) the Partnership Agreement is the partnership agreement under which the Partnership currently exists, (b) the Partnership has filed all of its federal income tax returns as a partnership, (c) the Partnership has otherwise been treated by its partners as a partnership for federal income tax purposes (and not as an association taxable as a corporation) throughout the existence of the Partnership, (d) neither the Partnership nor any partner thereof was notified in writing on or before May 8, 1996 that the Partnership's classification as a partnership for federal income tax purposes was under examination by the Internal Revenue Service, and (e) any transfer of the Existing General Partner's interest in the Partnership by reason of the Alternative Amendments, when combined with any other changes in ownership of interests in the Partnership during the 12-month period ending on the date of such transfer, will not result in a sale or exchange of 50 percent or more of the total interest in partnership capital and profits.

        In our opinion, under current law, based on the facts and assumptions set forth above, the adoption of either set of Alternative Amendments (1) would not adversely affect the classification of the Partnership as a partnership for federal income tax purposes (and not as an association taxable as a corporation), and (2) would not cause a "termination" of the Partnership for federal income tax purposes.


                                  /s/ OBERMAYER REBMANN MAXWELL & HIPPEL LLP

The date of this Proxy Statement is set forth in the lower right hand corner of this back cover page. Under no circumstances shall the information contained in this Proxy Statement be considered unchanged as of any date subsequent to the date hereof except with respect to information incorporated by reference herein pursuant to a subsequently dated document.



                           Summary Table of Contents
                Summary.................................  10
                Risk Factors............................  29
                Conflicts of Interest...................  32
                History of the Partnership..............  34
                The General Partner.....................  37
                The Property............................  44
                The Alternative Amendments..............  47
                Federal Tax Consequences; Legal
                 Opinion................................  62
                Eligible Units..........................  63
                Voting..................................  63
                Information Agent.......................  65
                Solicitation by the General Partner.....  66
                Ownership of Units......................  66
                Experts.................................  66
                Available Information...................  67
                Incorporation of Certain Documents
                  by Reference..........................  67
                Appendix: Glossary of Defined Terms.....  69
                Exhibit A: Partnership Agreement........ A-1
                Exhibit B: Amendments to
                  Partnership Agreement................. B-1

                Exhibit C: Agreement between
                  Southern Management Group, R.W.
                   Sorenson and the Partnership......... C-1

                Exhibit D: Legal Opinion................ D-1


                         SOUTHEAST ACQUISITIONS I, L.P.

                                General Partner:
                          Southeast Acquisitions, Inc.
                            250 King of Prussia Road
                           Radnor, Pennsylvania 19087
                          Telephone No. (610) 964-7178
                          Facsimile No. (610) 964-7269



                               Information Agent:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                          Telephone No. (800) 829-6551
                          Facsimile No. (212) 809-8839



                                Proxy Statement


                              September 22, 1997

PROXY                                                                      PROXY

                         SOUTHEAST ACQUISITIONS I, L.P.
                            250 KING OF PRUSSIA ROAD
                           RADNOR, PENNSYLVANIA 19087
                            TELEPHONE (610) 964-7178


  THIS PROXY IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP


        The undersigned hereby appoints Arthur W. Mullin and James W. Kelican, Jr. as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes either of them to represent and vote, as designated below, all of the Units of the Partnership that the undersigned held as a Limited Partner on September 22, 1997 the Record Date at the Special Meeting to be held on November 6, 1997, and any adjournment thereof. Capitalized terms used but not defined in this Proxy Card have the meanings given to them in the Partnership's Proxy Statement for the Special Meeting.


YOU MAY VOTE IN FAVOR OF OR AGAINST OR ABSTAIN FROM VOTING WITH RESPECT TO EACH AMENDMENT CONTAINED IN EACH SET OF ALTERNATIVE AMENDMENTS. HOWEVER, THE ADOPTION OF ANY AMENDMENT CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS IS CONDITIONED UPON THE ADOPTION OF ALL OF THE AMENDMENTS WITHIN THAT SET OF ALTERNATIVE AMENDMENTS.


IN ORDER TO BE ADOPTED, ALL OF THE AMENDMENTS CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS MUST RECEIVE IN EXCESS OF 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE.


IN THE EVENT BOTH SETS OF ALTERNATIVE AMENDMENTS RECEIVE IN EXCESS OF 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE, THE SET OF ALTERNATIVE AMENDMENTS RECEIVING THE MOST VOTES IN EXCESS OF 50% WILL BE ADOPTED.

IN THE EVENT OF AN EQUAL NUMBER OF VOTES BEING CAST WHICH ARE SUFFICIENT FOR THE ADOPTION OF BOTH THE FIRST ALTERNATIVE AMENDMENTS AND THE SECOND ALTERNATIVE AMENDMENTS, THE GENERAL PARTNER WILL DETERMINE A METHOD OF RANDOM SELECTION AND SELECT THE SET OF ALTERNATIVE AMENDMENTS TO BE ADOPTED PURSUANT THERETO.

IF NEITHER THE FIRST ALTERNATIVE AMENDMENTS NOR THE SECOND ALTERNATIVE AMENDMENTS RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER OF THE PARTNERSHIP IN ACCORDANCE WITH THE PARTNERSHIP AMENDMENT.

        1.      PROPOSAL TO APPROVE FIRST ALTERNATIVE AMENDMENTS

                (please select a, b, c or vote on individual amendments under d)

                a.  / / FOR approval of all of the First Alternative Amendments

                b.  / / AGAINST approval of all of the First Alternative
                        Amendments

                c.  / / ABSTAIN from voting for approval of all of the First
                        Alternative Amendments

                or

                d. As follows as to the individual amendments in the First Alternative Amendments: PLEASE NOTE THAT NONE OF THE FOLLOWING AMENDMENTS CAN BE ADOPTED ON ITS OWN. THE ADOPTION OF ANY AMENDMENT SET FORTH IN THIS SECTION (d) IS CONDITIONED UPON ADOPTION OF ALL OF THE OTHER AMENDMENTS
                    IN THIS SECTION (d)

                    i. As to the amendment extending the terms of the Partnership to December 31, 2000:

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN

                    ii. As to the substitution of Southern Management Group, LLC as the New General Partner of the Partnership:

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN

                    iii. As to the authorization of new commissions and
                         management fees payable to the New General Partner, both effective following November 6, 1997:

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN

                    iv. As to the proposal to give the New General Partner the exclusive right to sell the Property:

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN


                     v. As to the proposal to amend the Partnership Agreement to provide that a majority in interest of the Limited Partners must consent to the transfer at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless (i) in connection with the liquidation of the Partnership, or
                         (ii) where the proceeds of the transfer, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the real property sold.
                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN


        2.      PROPOSAL TO APPROVE SECOND ALTERNATIVE AMENDMENTS

                (please select a, b, c or vote on individual amendments under d)

                a.  / / FOR approval of all of the Second Alternative Amendments

                b.  / / AGAINST approval of all of the Second Alternative
                        Amendments

                c.  / / ABSTAIN from voting for approval of all of the Second
                        Alternative Amendments

                or

                d. As follows as to the individual amendments in the Second Alternative Amendments: PLEASE NOTE THAT NONE OF THE FOLLOWING AMENDMENTS CAN BE ADOPTED ON ITS OWN. THE ADOPTION OF ANY AMENDMENT SET FORTH IN THIS SECTION (d) IS CONDITIONED UPON ADOPTION OF ALL OF THE OTHER AMENDMENTS
                    IN THIS SECTION (d)

                    i. As to the amendment extending the term of the Partnership to December 31, 2000 (with Southeast Acquisitions, Inc. remaining as General Partner):

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN

                    ii. As to the amendment authorizing new commissions payable to the General Partner or an Affiliate on the sale of the Property, following November 6, 1997 and new management fees for the General Partner, following December 31, 1997:

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN

                    iii. As to the proposal to give the New General Partner the exclusive right to sell the Property:

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN

                    iv. As to the amendment to delete from the Partnership the requirement that a majority only in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership unless in connection with a liquidation of the Partnership under the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, would be sufficient to provide the Limited Partners with distributions equal with Unpaid Cumulative Return plus their Adjusted Capital
                         Contributions:

                         / /  FOR
                         / /  AGAINST
                         / /  ABSTAIN

        3. The Proxyholders are also authorized to vote upon procedural matters coming before the Special Meeting in accordance with their best judgment.